As filed with the Securities and Exchange Commission on April 29, 2022
Registration Nos. 333-203627; 811-23050
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ( )
Post-Effective Amendment No. 10
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 23
VARIABLE ANNUITY-8 SERIES ACCOUNT
(Exact Name of Registrant)
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
(Name of Depositor)
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Address of Depositor’s Principal Executive Office)
(303) 737-3000
(Depositor’s Telephone Number)
Edmund F. Murphy III
President & Chief Executive Officer
Great-West Life & Annuity Insurance Company
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and Address of Agent for Service)
Copy to:
Stephen Roth, Esq.
Eversheds Sutherland (USA) LLP
700 Sixth Street, NW., Suite 700
Washington, D.C. 20007-3980
Approximate date of proposed public offering: Continuous
It is proposed that this filing will become effective (check appropriate box)
immediately upon filing pursuant to paragraph (b) of Rule 485
x	on May 2, 2022, pursuant to paragraph (b) of Rule 485
60 days after filing, pursuant to paragraph (a)(1) of Rule 485 on (date), pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
this post-effective amendment designates a new effective date for a previously filed post- effective amendment.

GREAT-WEST SECUREFOUNDATION® II VARIABLE ANNUITY
An Individual Flexible Premium Variable Deferred Annuity Contract
Issued by
Variable Annuity-8 Series Account
of
Great-West Life & Annuity Insurance Company
Overview
This Prospectus describes the Great-West SecureFoundation® II Variable Annuity, an individual flexible premium variable deferred annuity contract (“Contract”), issued by Great-West Life & Annuity Insurance Company (“we,” “us,” the “Company” or “Great-West”), that is designed for purchase by owners of Individual Retirement Accounts (“IRAs”).
GWFS Equities, Inc. (“GWFS”), a registered broker/ dealer that is affiliated with us, is the principal underwriter and distributor of the Contracts. The Covered Fund is managed by Great- West Capital Management, LLC (“GWCM”), a registered investment adviser that is affiliated with us. Offering the Guaranteed Lifetime Withdrawal Benefit (“GLWB”) in connection with your investment in the Covered Fund, therefore, may subject us to a potential conflict of interest as we may benefit indirectly from the charges imposed by the Covered Fund.
Important Note: Currently, there is only one available Covered Fund – The SecureFoundation Balanced Fund. Accordingly, any references to Covered Funds and Variable Accounts are applicable to The SecureFoundation Balanced Fund only. Transfers can be made only to other investment options available in your IRA. A Request for a withdrawal or Transfer of your total Covered Fund Value in the SecureFoundation Balanced Fund will result in termination of your participation in the GLWB and the Contract, and your Benefit Base will be reduced to zero.
Payment Options
The Contract contains, as a standard feature of the Contract, a GLWB that will pay guaranteed income for the life of a designated person based on your investment in the Covered Fund, provided all the conditions of the GLWB are satisfied, regardless of how long the designated person lives or the actual performance or value of your investment in the Covered Fund. You will pay a fee for the GLWB and should participate in the Contract only if you want the benefits provided by the GLWB. The Contract also offers annuity payment options, a full or partial lump sum distribution, or other payment methods that are not part of the GLWB. If you annuitize or otherwise distribute all of the assets in the Covered Fund via a method that is not part of the GLWB, the GLWB will terminate. It is generally not beneficial to you to annuitize this Contract. It was designed specifically to provide the GLWB, and you will have paid a non-refundable fee for such benefit. In addition, the annuity payment amount might be less than the GLWB payout would provide.
The Contract may be available to third-party intermediaries who may charge you a fee for their services in addition to Contract fees and expenses. If you wish to pay these fees from your Covered Account Value, then the deduction will reduce the death benefit and may be subject to state and federal income taxes and a 10% federal penalty tax may apply if you are under age 59 1∕2.
This Prospectus presents important information you should read before participating in the Contract. Please read it carefully and retain it for future reference.
The Contract may not be available in all states, at all times. All material state variations including availability of the Contract are included in Appendix B to this Prospectus.
If you are a new investor in the Contract, you may be able to cancel your Contract within 10 days of receiving it without paying fees or penalties (see “Free Look Period” later in this Prospectus). In some states this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your Contract Value. Some states may require a return of your full Contribution. You should review this Prospectus or consult with your investment professional, for additional information about the specific cancelation terms that apply.
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The Contract:
•is not a bank or credit union deposit or obligation.
•is not FDIC or NCUA insured.
•is not insured by any federal government agency.
•is not guaranteed by any bank or credit union.
•may go down in value.
•provides guarantees that are subject to our financial strength and claims-paying ability.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities Exchange Commission’s staff and is available at www.investor.gov.
The SEC has not approved or disapproved the Contract or determined that this Prospectus is accurate or complete. Any representation that it has is a criminal offense.
This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied on.
The date of this Prospectus is May 2, 2022.

Definitions
Accumulation Phase: The period between the time you enroll in the Contract and the Initial Installment Date.
Accumulation Unit: The accounting measure described in the Contract and used by Great-West to determine your Contract Value allocated to each Variable Account.
Administrative Offices: The Administrative Offices of Great-West may be reached at the Retirement Service Center, P.O. Box 173764, Denver, Colorado 80217-3764.
Annuitant: the person upon whose life the payment of an annuity is based.
Attained Age: The Covered Person’s age as of a Ratchet Date.
Benefit Base: The amount that is multiplied by the Guaranteed Annual Withdrawal Percentage to calculate the Guaranteed Annual Withdrawal. The Benefit Base increases dollar-for-dollar upon any Contribution made after the Benefit Base is established, and is reduced proportionately for an Excess Withdrawal. The Benefit Base can also increase with positive market performance on the Ratchet Date. Each Covered Fund will have its own Benefit Base. The Covered Fund Benefit Base generally cannot be transferred to another Covered Fund.
Business Day: Any day, and during the hours, on which the New York Stock Exchange is open for trading. In the event that a date falls on a non-Business Day, the date of the succeeding Business Day will be used.
Code: The Internal Revenue Code of 1986, as amended from time to time, or any future United States Internal Revenue law that replaces the Internal Revenue Code of 1986. References herein to specific section numbers shall be deemed to include Treasury regulations and Internal Revenue Service guidance thereunder, and to corresponding provisions of any future Internal Revenue law that replaces the Internal Revenue Code of 1986.
Contract: An agreement between Great-West and the Contractowner providing an individual flexible premium variable deferred annuity.
Contractowner: The directed trustee or directed custodian holding this Contract under an IRA for the exclusive benefit of the IRA Owner and beneficiaries. All references to the life, age, death, or Spouse of the Contractowner refer to the life, age, death, or Spouse of the IRA Owner. In addition, unless otherwise indicated, all notices to the Contractowner will be sent to the IRA Owner, and all actions taken by the Contractowner will be taken by the IRA Owner. The terms “you”, “your,” and “yours” used in this Prospectus refer to the IRA Owner. Great-West Trust Company, LLC, an affiliate of Great-West that provides custodial and trustee services, may provide such services to IRA Owners, which could subject us to a potential conflict of interest as we may benefit indirectly from the charges imposed by the IRA custodian or trustee.
Contractowner Account: A separate record in the name of each Contractowner which reflects his or her share in the Variable Account.
Contract Value: The total value of your interest under the Contract. It is the total of your Covered Fund Values.
Contribution(s): Amounts received by Great-West under the Contract and allocated to the Variable Account.
Covered Fund: A mutual fund, unit investment trust, or other investment portfolio in which a Variable Account invests all of its assets.
Covered Fund Value: The value of assets allocated to a Variable Account invested in the Covered Fund. The Covered Fund Value reflects a return based upon the investment experience of the Covered Fund and will increase or decrease accordingly.
Covered Person(s): The person(s) whose age determines the Guaranteed Annual Withdrawal Percentage and on whose life the Guaranteed Annual Withdrawal will be based. If there are two Covered Persons, the Guaranteed Annual Withdrawal Percentage will be based on the age of the younger life and the Installments can continue until the death of the second life. A joint Covered Person must be the IRA Owner’s Spouse and the sole designated beneficiary under the Contract.
Domestic Relations Order (DRO): An order issued due to divorce or legal separation proceedings that awards all or any part of the IRA to a former Spouse of the IRA Owner.
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Election Date: The date on which the Contractowner, former Spouse, or beneficiary selects the GLWB by making an initial Contribution to the Covered Fund. You must be age 85 or younger on the Election Date.
Excess Withdrawal: An amount either distributed or Transferred from the Covered Fund during the Accumulation Phase or any amount combined with all other amounts that exceeds the annual GAW during the Withdrawal Phase. An Excess Withdrawal may include amounts Transferred from one Covered Fund to another Covered Fund.
GAW: See Guaranteed Annual Withdrawal, below.
General Account: Great-West’s assets other than those held in any segregated investment account, including the Separate Account.
GLWB Participant: An IRA Owner who elects to purchase this Contract and invest in the Covered Fund(s).
GLWB Trigger Date: The date that your Guaranteed Lifetime Withdrawal Benefits begin to accrue with respect to the Great-West SecureFoundation® Balanced. It is the later of the Election Date.
Good Order: Notice from any person authorized to initiate a transaction under the Contract that is received by Great-West at the Administrative Offices, submitted in accordance with the provisions of the Contract and in a format(s) satisfactory to Great-West, and contains all information, documentation, and instructions necessary for Great-West to process such transaction. All Requests to initiate transactions under the Contract, or to change the frequency and amount of Installments-including in the event of Ratchet or Reset-must be in Good Order. Each such Request is subject to any action taken by Great-West before we have received the Request.
Guarantee Benefit Fee: The asset-based charge periodically assessed on the basis of the Covered Fund Value (up to $5 million) that compensates Great-West for the guarantees provided by the GLWB.
Guaranteed Annual Withdrawal (GAW): The maximum annualized withdrawal amount that is guaranteed for the lifetime of the Covered Person(s), subject to the terms of the Contract. During the Withdrawal Phase, the Contractowner may receive Installments totaling less than the GAW.
Guaranteed Annual Withdrawal Percentage (GAW%): The percentage of the Benefit Base that determines the GAW. This percentage is initially based on the age of the Covered Person(s) at the time of the first Installment. If there are two Covered Persons the percentage is based on the age of the younger Covered Person.
Guaranteed Lifetime Withdrawal Benefit (GLWB): A payment option offered under the Contract that is designed to pay Installments during the life of the Covered Person(s). The Contractowner will receive periodic payments (in monthly, quarterly, semiannual, or annual Installments) over a twelve month period from Ratchet Date to Ratchet Date that can total up to the GAW without causing an Excess Withdrawal.
Initial Installment Date: The date of the first Installment under the GLWB, which must be a Business Day.
Installments: Periodic payments of the GAW over a twelve month period from Ratchet Date to Ratchet Date that can total up to the GAW without causing an Excess Withdrawal. The sum of Installments over a twelve month period from Ratchet Date to Ratchet Date may be less than the GAW. Great-West will not increase Installments unless directed to do so by the Contractowner, except as otherwise provided in the Contract. If the entire GAW is not taken as Installments, the amount not taken does not increase future GAWs. Upon written notice to Great-West provided at any time before the Settlement Phase, the Contractowner may alter the frequency of Installments, the amount of Installments, or discontinue Installments altogether.
IRA Owner: The individual owner of the IRA under which this Contract is held. The IRA Owner must be the annuitant. The terms “you”, “your,” and “yours” used in this Prospectus refer to the IRA Owner.
Payee: A person entitled to receive all or a portion of the Contract Value.
Premium Tax: The amount of tax, if any, charged by a state or other governmental authority in connection with the Contract.
Ratchet: An increase in the Benefit Base if the Covered Fund Value exceeds the current Benefit Base on the Ratchet Date during either the Accumulation or Withdrawal Phases. If a ratchet occurs during the Withdrawal Phase, Great-West will not increase Installments to reflect a Ratchet unless directed to do so by the Contractowner.
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Ratchet Date: During the Accumulation Phase and the Withdrawal Phase, the day each year when the Benefit Base is evaluated and increased to reflect positive Covered Fund performance. During the Accumulation Phase, the Ratchet Date is the anniversary of the day the Benefit Base is established. During the Withdrawal Phase, the Ratchet Date is the Initial Installment Date and each anniversary of the Initial Installment Date thereafter. If any anniversary in the Accumulation Phase or Withdrawal Phase is not a Business Day, then the Ratchet Date will be the last Business Day before the anniversary.
Request: An inquiry or instruction in a form satisfactory to Great-West. A valid Request must be: (1) received by Great-West at its Administrative Offices; (2) approved by the Contractowner, or the Contractowner’s designee; and (3) submitted in accordance with the provisions of the Contract, or as required by Great-West.
Reset: During the Withdrawal Phase, Great-West will reset the Benefit Base to equal the Covered Fund Value and reset the GAW% to the GAW rate applicable to the Covered Person(s)’s Attained Age if such amount is greater than the current Benefit Base multiplied by the current applicable GAW%. Great-West will not increase Installments to reflect a Reset unless directed to do so by the Contractowner.
Separate Account: A segregated investment account established by Great-West into which Contributions may be invested or the Contract Value may be Transferred. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 and consists of the individual Variable Account.
Settlement Phase: The period when the Covered Fund Value has reduced to zero by means other than an Excess Withdrawal, provided the Benefit Base is greater than zero. Installments continue during the Settlement Phase under the terms of the Contract. During the Settlement Phase, Great-West will automatically increase Installments to the full GAW.
Spouse: A person recognized as a spouse under Federal law. The term does not include a party to a registered domestic partnership, civil union, or similar formal relationship recognized under state law that is not denominated a marriage under that state’s law.
Transfer: The reinvestment or exchange of all or a portion of the Covered Fund Value from one Variable Account to another, or to another IRA investment option.
Valuation Date: The date on which the net asset value of each Variable Account is determined. This calculation is made as of the close of trading of the New York Stock Exchange (generally 4:00 p.m., ET), it is also the date on which Great-West will process any Contribution or Request received. Contributions and Requests received after the close of trading on the New York Stock Exchange will be deemed to have been received on the next Valuation Date. Your Contract Value will be determined on each day that the New York Stock Exchange is open for trading.
Valuation Period: The period between successive Valuation Dates.
Variable Account: Division of the Separate Account, for the Covered Fund. The Variable Account has a corresponding Accumulation Unit value. A Variable Account may also be referred to as an “investment division” or “sub-account” in the Prospectus, SAI, or Separate Account financial statements.
Withdrawal Phase: The period of time between the Initial Installment Date and the first day of the Settlement Phase.
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Important Information You Should Consider About the Contract
FEES AND EXPENSES				LOCATION IN PROSPECTUS
Charges for Early Withdrawals	The Contract does not impose any charge for early withdrawal.
Transaction Charges	The Contract does not impose any transaction charges.			Excess Withdrawals During the Accumulation Phase; Excess Withdrawals During the Withdrawal Phase
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year. Please refer to your Contract specifications page, if any, for information about the specific fees you will pay each year. The fees and expenses don’t reflect advisory fees that are paid to investment advisers from your Contract Value. If such charges were reflected, such fees and expenses would be higher.
Fee Tables; Charges and Deductions
	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.70%	2.60%
	Investment options (Fund fees and expenses)[2]	0.62%	0.62%
1 As a percentage of average Contract Value. [2] As a percentage of Covered Fund assets.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.

	Lowest Annual Cost: $1,162	Highest Annual Cost: $2,612
	Assumes: Investment of $100,000 •5% annual appreciation •Fund fees and expenses •No additional Purchase Payments, transfers, or withdrawals •No sales charges or advisory fees	Assumes: Investment of $100,000 •5% annual appreciation •Fund fees and expenses •No additional Purchase Payments, transfers, or withdrawals •No sales charges or advisory fees
Other Charges	Any custodian and investment advisory fees. These fees would be Contract specific.			Guaranteed Lifetime Withdrawal Benefit; The Settlement Phase; Managed Account Service and Other Financial Adviser Fees; Custodian or Trustee Service Charges and Fees
RISKS				LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Contract, including loss of principal and prior credited earnings.			Principal Risks
Not a Short Term Investment
•This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The Contract is designed as a long-term accumulation investment for retirement savings and to provide lifetime withdrawal
Principal Risks
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benefits.
Excess Withdrawals
•Withdrawals that exceed the limits specified by the Guaranteed Lifetime
Withdrawal Benefit may reduce the guaranteed payments you receive under the
GLWB and may result in the termination of the GLWB, GAWs and the Contract.
Excess Withdrawals During the Accumulation Phase; Effect of Excess Withdrawals During the Withdrawal Phase
Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance of the Covered Fund(s) available under the Contract.
•The Covered Fund has its own unique risks.
•You should review the prospectus for the Covered Fund before making an investment decision.
Principal Risks
Insurance Company Risks
Any obligations, guarantees, and benefits of the Contract are subject to the claims-
paying ability of the Company. If the Company experiences financial distress, it may not be able to meet its obligations to you. More information about the Company, including its financial strength ratings, is available upon request. You may make such request by calling 866-696-8232 or visiting www.greatwestinvestments.com.
Principal Risks
RESTRICTIONS		LOCATION IN PROSPECTUS
Investments
A withdrawal from the Covered Fund that is an Excess Withdrawal may reduce the guaranteed payment that you receive under the GLWB, or could terminate the GLWB,
GAWs and the Contract.

The Company reserves the right to add or remove a Covered Fund as an investment option under the Contract or to limit its availability to new Contributions or Transfers of Contract Value.

At least one Covered Fund will always be available for investment under the Contract.
The Covered Fund – Selection of Underlying Fund
Optional Benefits
Loans are permitted under the Contract, but are treated as Excess Withdrawals, that proportionally reduce your Benefit Base and could result in termination of GLWB,
GAWs and the Contract. No interest is charged on loans.

If you elect to pay third-party advisory fees out of the Contract, they may be subject to federal and state taxes, and a 10% federal tax penalty may apply if you are under age 59 1∕2.
Loans; Excess Withdrawals During the Accumulation Phase; The Effect of Excess Withdrawals During the Withdrawal Phase
TAXES		LOCATION IN PROSPECTUS
Tax Implications
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
•Because you purchase the Contract through an IRA, it does not provide any additional tax benefit.
•Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 1∕2.
Taxation of the Contract and GLWB
CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
Investment Professional Compensation	Your registered representative may receive compensation in the form of commissions for selling this Contract to you.	Distribution of the Contracts
Exchanges	Some investment professionals may have a financial incentive to offer you a new contract in place of one you already own. You should exchange an annuity contract	N/A
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only if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new annuity contract rather than continue to own the existing annuity contract. Exchanges from this Contract generally are not applicable and are not discussed in this Prospectus.

Overview of the Contract
What is this Contract, and what is it designed to do? The Great-West SecureFoundation®II Variable Annuity Contract is designed for purchase by owners of IRAs. The Contract provides a GLWB benefit that for a fee guarantees certain lifetime withdrawals in connection with investments in the Great-West SecureFoundation® Balanced Fund offered as the investment option under the Contract (the “Covered Fund”), provided that the conditions of the GLWB are satisfied (i.e., you are an IRA owner; the fee is paid when due; and you select the Covered Fund). The GLWB is designed to protect GLWB Participants from (1) longevity risk, which is the risk that they outlive assets invested in the Covered Fund and (2) income volatility risk, which is the risk that retirement income may decline due to changes in market performance. Taking Excess Withdrawals either during the Accumulation Phase or during the Withdrawal Phase will reduce your Benefit Base proportionally and can result in a reduction to your benefit under the GLWB or even termination of the GLWB, GAWs and of the Contract.
The GLWB is a standard feature of the Contract. IRA Owners who do not want the GLWB should not select the Contract as an investment option.
How do I accumulate assets in the Contract and receive income from the Contract? The GLWB has three (3) phases: 1) the Accumulation Phase; (2) the Withdrawal Phase and (3) the Settlement Phase:
Accumulation Phase
During the Accumulation Phase, you accrue the Benefit Base on which your GLWB is calculated. The Accumulation Phase begins when you make an initial Contribution to the Covered Fund. You may make additional Contributions, subject to the requirements of federal tax law. All Contributions increase the Benefit Base dollar-for-dollar on the date that the Contribution is made. The Company reserves the right to refuse additional Contributions at any time at its discretion.
Your Benefit Base will also be re-calculated annually on each Ratchet Date and increased to equal the current Covered Fund Value if the Covered Fund Value is greater than the Benefit Base.
You may take withdrawals from the Contract during the Accumulation Phase. A withdrawal will reduce your Covered Fund Value. In addition, during the Accumulation Phase all withdrawals and Transfers out of the Covered Fund are treated as an Excess Withdrawal, which results in a proportional reduction of your Benefit Base. Consequently, as explained later in this Prospectus, such withdrawal may decrease the Benefit Base by more than the amount of your withdrawal and could result in termination of the GLWB, GAWs and the Contract.
A list of the Covered Fund(s) available for investment under the Contract is provided at the back of this Prospectus. See Appendix A: Covered Fund(s) Available Under the Contract.
Withdrawal Phase
You may enter the Withdrawal Phase and begin taking Guaranteed Annual Withdrawals (“GAWs”) after you (or the younger joint Covered Person if there are joint Covered Persons) reach age 55. GAWs are annual withdrawals that do not exceed a specified amount, which do not reduce your Benefit Base. GAWs will reduce your Covered Fund Value. In addition, any amount distributed or transferred from the Covered Fund that combined with other amounts exceeds the GAW is treated as an Excess Withdrawal, which will result in a proportional reduction of your Benefit Base and which may be larger than the amount you withdraw. During the Withdrawal Period, your Benefit Base will continue to be re-calculated annually on the Ratchet Date.
Taking GAWs before age 59 1∕2 may result in certain tax penalties. You may not make any additional new Contributions after the Withdrawal Phase has begun. But indirect rollovers from external plans that are first directed are allowed throughout the Withdrawal Phase.
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Settlement Phase
The Settlement Phase begins if the Covered Fund Value falls to zero as a result of Covered Fund performance, GAWS, the Guarantee Benefit Fee, or certain extra-contractual fees not directly related to the GLWB, such as third-party custodial or advisory fees related to managed account services or fees associated the IRA. During the Settlement Phase, we continue to make Installments of the GAW for the life of the IRA owner (a surviving Covered Person, if any). Whether or when the Settlement Phase begins depends on how long you (and surviving Covered Person) live and the performance of the Covered Fund. The Settlement Phase is the first time that the Company uses its own assets to pay GAWs to you.
While GAWs continue under the terms of the GLWB, the GLWB Participant does not have other rights or benefits under the Contract. You may not make additional Contributions, and Distributions and Transfers are not permitted.
Option to Annuitize
If the Code permits, you may elect to annuitize Covered Fund Value into a fixed annuity. The election must be made before the Settlement Period begins. The GLWB will terminate, and the Guarantee Benefit Fee will not be refunded. Once annuity payments begin, you may no longer take withdrawals from the Contract Value. It is generally not in your best interest to annuitize this Contract, as you will be forfeiting the lifetime withdrawal benefit and the fees you paid for the benefit. There is no limitation as to the maximum age you may elect to annuitize.
Additional Contract Features of the Contract
Death Benefit
•If you die during the Accumulation Phase, the GLWB will terminate and the Contract Value will be paid to the beneficiary in a lump sum or in accordance with the Code.
•If you die without a joint Covered Person during the Withdrawal Phase after the initial payment of a GAW, the GLWB will terminate and no further GAWs will be paid; the remaining Contract Value will be distributed in accordance with the Code.
•If you die after the initial payment of a GAW while a joint Covered Person is still living, the joint Covered Person will continue to receive GAWs for the remainder of his or her life. After the death of the joint Covered Person, the GLWB will terminate, no further GAWs will be paid, and any remaining Contract Value will be distributed in accordance with the Code and the Contract.
•No death benefit is paid once the Settlement Phase begins.
Loans
During the Accumulation Phase and Withdrawal Phase, you may elect to take a loan on your Contract Value if permitted by the Code. Any amount withdrawn from the Covered Fund to fund the loan will be treated as an Excess Withdrawal, which will result in a proportional reduction of the Benefit Base, and could result in termination of the GLWB, GAWs and the Contract. No interest is charged on loans.
Fee Tables
The following tables describe the fees and expenses that you, as a Contractowner, will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page, if applicable, for information about the specific fees you will pay each year based on the options you have elected.
Please note that there may be additional extra-contractual fees and charges that are not reflected in the Fee Tables, such as custodial or advisory fees, and if such costs were reflected, the cost would be higher. Depending on the type of charge, these may reduce only your Contract Value, both your Contract Value and your Benefit Base, and/or could have tax consequences. See the Section “Managed Account Service and other Financial Adviser Fees” under “Charges and Deductions” later in this Prospectus.
The first table describes the fees and expenses that you will pay at the time you allocate Contributions, surrender or make withdrawals from the Contract or Transfer cash value from the Covered Fund. State Premium Tax may also be deducted.
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GLWB Participant Transaction Expenses
Sales Load imposed on Purchases (as a percentage of purchase payments)	None
Deferred Sales Load (as a percentage of purchase payments or amount surrendered)	None
Transfer Fee	None
The next table describes the fees that you will pay each year during the time that you are a GLWB Participant under the Contract (not including Covered Fund fees and expenses).
Annual Contract Expenses
	Maximum Fee	Current Fee
Administrative Expenses[1]	$100.00	$0.00
Base Contract Expenses (as a percentage of average GLWB Participant Account Value)[2]	2.60%	1.20%
1 Currently, there is no annual Contract Maintenance Charge. However, we reserve the right to impose a Contract Maintenance Charge up to the maximum amount stated.
2 Base Contract Expenses include the Variable Asset Charge and Guarantee Benefit Fee. We reserve the right to collect a Variable Asset Charge at an annual rate of no more than 1% of the average GLWB Participant Account Value, which would be deducted on a daily basis. But currently no Variable Asset Charge applies. The Guarantee Benefit Fee, which may range from a minimum of 0.70% to a maximum of 1.50% is assessed separately on each Covered Fund in which you invest after the Benefit Base is established with respect to the Covered Fund.
The next item shows the minimum and maximum total operating expenses charged by the Covered Fund as of December 31, 2021 that you may pay periodically during the time that you participate in the Contract. A complete list of the Covered Fund(s) available under the Contract, including their annual expenses, may be found at the back of this Prospectus in Appendix A – Covered Fund Available Under the Contract.
Annual Covered Fund Operating Expenses	Minimum	Maximum
Expenses that are deducted from Covered Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses	0.62%	0.62%
Example
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include the Contractowner administrative expenses, Base Contract Expenses and Covered Fund fees and expenses.
Please note that there may be additional extra-contractual fees and charges that are not reflected in the Example, such as custodian or advisory fees that are Contract specific, and that if such fees and charges were reflected the cost would be higher. Depending on the type of charge, these may reduce only your Contract Value, both your Contract Value and your GLWB Benefit Base, and/or could have tax consequences. See the Section “Managed Account Service and other Financial Adviser Fees” later in this Prospectus.
The Example assumes that you invest $100,000 under the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of the Covered Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1) If you surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$3,150.00	$9,613.00	$16,302.00	$34,067.00
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(2) If you annuitize your Contract or do not surrender your Contract at the end of the applicable period:
1 year	3 years	5 years	10 years
$3,150.00	$9,613.00	$16,302.00	$34,067.00
The fee tables and examples should not be considered a representation of past or future expenses and charges of the Covered Fund. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance.
Principal Risks of Investing in the Contract
Not a Short Term Investment Vehicle. The Contract is designed for retirement savings or other long-term purposes. It is not appropriate for investors who need ready access to cash. Withdrawals that are Excess Withdrawals under the terms of the GLWB will reduce or terminate the amount of guaranteed payments for which you are eligible, and may terminate the Contract.
Risks Associated with Covered Fund. The value of your investment and any returns will depend on the performance of the Covered Fund. You bear the risk of any decline in your Contract Value resulting from the Covered Fund’s performance.
Company’s Claims Paying Ability. Guarantees and benefits provided by the Contract are subject to the financial strength and claims paying ability of the Company. If the Company experiences financial difficulty, it may not be able to make guaranteed payments that exceed the assets in the Separate Account.
Deduction of Third-Party Advisory Fees. Risks relating to the deduction of advisory fees will reduce the death benefit, and any other guaranteed benefits may be reduced and subject to state and federal income tax, as well as a 10% federal penalty tax if the GLWB Participant is under age 59 1∕2.
Contract Termination. Contractowner or the Company may terminate the Contract upon notice to the other party. If Great-West terminates the Contract: after the Contract Termination Date: (a) no further Contributions will be made to the Contract. After the Contract Termination Date, Great-West will continue to administer the Contract in accordance with the provisions of the Contract.
Tax Consequences. Withdrawals are generally taxable as ordinary income. Withdrawals before age 591/2 may be subject to a tax penalty.
Cyber Security and Business Continuity Risk
Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such system failures and cyber-attacks affecting us, the Covered Fund, intermediaries and other affiliated or third-party service providers may adversely affect us and your interest in the Contract. For instance, system failures and cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Covered Fund, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Covered Fund invests, which may cause the fund underlying your Contract to lose value. There can be no assurance that we or the Covered Fund or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, earthquakes, epidemics and terrorist acts, which could adversely affect our ability to administer the Contracts. Natural and man-made disasters, such as the recent spread of COVID-19, may require a significant contingent of our employees to work from remote locations. Like many businesses, insurance companies are facing challenges due to COVID-19 and its impact on economic conditions and the financial markets. During these periods, we could experience decreased productivity, and a significant number of our workforce or certain key personnel may be unable to fulfill their duties. In addition, system outages could impair our ability to operate effectively by preventing the workforce from working remotely and impair our ability to process Contract-related transactions or to calculate Contract values.
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The Company outsources certain critical business functions to third parties and, in the event of a natural or man-made disaster, relies upon the successful implementation and execution of the business continuity planning of such entities. While the Company closely monitors the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond the Company’s control. If one or more of the third parties to whom the Company outsources such critical business functions experience operational failures, the Company’s ability to administer the Contract could be impaired.
Great-West Life & Annuity Insurance Company
Great-West Life & Annuity Insurance Company has primary responsibility for administration of the Contract and the Separate Account, and is authorized to engage in the sale of life insurance, accident and health insurance, and annuities. It is qualified to do business in Puerto Rico, the District of Columbia, the U.S. Virgin Islands, Guam, and 49 states in the United States. The Company’s executive office is located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.
Financial Condition of the Company
The benefits under the Contract are paid by Great-West from its General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of the benefits is not assured and depends upon certain factors discussed below.
The Company is obligated to pay all amounts promised to you under the Contract. Any guarantees under the Contract that exceed your Contract Value, such as those associated with the GLWB, are paid from our General Account (and not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Contract Value are subject to our financial strength and claims- paying ability and our long-term ability to make such payments.
How to Obtain More Information: We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements in accordance with accounting practices prescribed or permitted by the Colorado Division of Insurance. Our financial statements are located in the SAI. The SAI is available at no charge by sending your Request to our Administrative Offices or by calling us at (866) 317-6586. In addition, the SAI is available on the SEC’s website at www.sec.gov.
Separate Account
Your Contributions under the Contract (including investments in the Covered Fund) are held in the Separate Account. The Separate Account is comprised of a Variable Account. The Variable Account invests in a single class of shares of a Covered Fund, which is a separate mutual fund having its own investment objectives and policies and is registered with the SEC as an open-end management investment company or portfolio thereof. We do not guarantee the investment performance of the Variable Account. Your GLWB Participant Account Value allocated to the Variable Account and the amount of the Installments payable under the GLWB depend on the investment performance of the Covered Fund. You bear the full investment risk for all Contributions allocated to the Variable Account.
If Great-West decides to make additional Variable Accounts available to Contractowners, Great-West may or may not make them available to you based on our assessment of marketing needs and investment conditions.
The income, gains, or losses of the Variable Account are credited to or charged against the assets held in that Variable Account, without regard to other income, gains, or losses of any other Variable Account and without regard to any other business Great-West may conduct. Under Colorado law, the assets of the Separate Account are not chargeable with liabilities arising out of any other business Great-West may conduct. Nevertheless, all obligations arising under the Contract and other contracts issued by us that are supported by the Separate Account are generally corporate obligations of Great-West.
Addition, Deletion or Substitution of Funds
We may offer new or cease offering the existing Covered Fund, substitute Covered Fund shares that are held by any Separate Account for shares of a different investment portfolio, or make other changes to the investment options as we deem necessary and subject to the approval of the state insurance departments and the SEC, to the extent required under the 1940 Act or other applicable law. We may decide to purchase securities from other funds for the Separate Account, and we also reserve the right to transfer Separate Account assets to another Separate Account that we determine to be associated with the class of contracts to which the Contract belongs.
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We will notify you whenever the Covered Fund is to be changed. If we cease offering one or more Covered Fund(s), we will offer a new fund or funds as replacement Covered Fund(s). The new Covered Fund(s) may have higher fees and charges and different investment objectives than the eliminated Covered Fund. In addition, offering a new fund as a Covered Fund under the Contract may result in an increase in the Guarantee Benefit Fee, which will not exceed the maximum Guarantee Benefit Fee of 1.50%.
Great-West reserves the following rights with respect to the Separate Account:
•to operate the Separate Account in any form permitted under the 1940 Act, or in any other form permitted by law;
•to deregister the Separate Account under the 1940 Act;
•to add Variable Accounts that invest in investment portfolios suitable for the Contract;
•to eliminate Variable Account;
•to close the Variable Account to new allocations of Contributions or Transfers;
•to establish additional segregated investment accounts and/or divisions of such segregated investment accounts (“sub- accounts”);
•to combine the Separate Account with one or more different segregated investment accounts established by Great-West;
•to combine Variable Account(s), or combine a Variable Account with a subaccount of a different segregated investment account established by Great-West;
•to endorse the Contract to reflect changes to the Separate Account and the Variable Account(s);
•subject to compliance with applicable law, to add, remove, or substitute the Covered Fund. A new or substitute Covered Fund may have different fees and expenses, and its availability may be limited;
•subject to any required regulatory approvals, to Transfer assets in one Variable Account to another Variable Account; and
•to make any changes required by the Code or by any other applicable law in order to continue treatment of the Contract as an annuity.
Great-West will provide notice of these changes to the Contractowner at the Contractowner’s last known address on file with Great- West.
The Covered Fund(s)
Information about the Covered Fund, including (i) its name; (ii) its type; (iii) its investment adviser; (iv) current expenses and (v) performance is provided in Appendix A: Covered Fund Available Under the Contract, which is located at the back of this Prospectus. The Covered Fund has issued a prospectus that contains more detailed information. Copies of the Covered Fund’s prospectus are available online at https://www.greatwestinvestments.com/great-west-funds/fund-documents.shtml. You may also request copies of the prospectus at no cost by calling (866) 831-7129 or sending an e-mail to email@greatwestfunds.com.
Currently, only one Covered Fund is available for investment under the Contract – the SecureFoundation Balanced Fund. The Company may add additional Covered Funds in the future. The Covered Fund is managed by GWCM, a registered investment adviser that is affiliated with us. The investment adviser may have an incentive to manage the funds in a way to reduce volatility of the funds’ returns to reduce the amount that we must pay under the Contract. Offering the GLWB in connection with your investment in the Covered Fund, therefore, may subject us to a potential conflict of interest. Reducing volatility may have the effect of lowering the returns of the Covered Fund relative to other funds. This may suppress the value of the benefits provided by the GLWB because the Benefit Base will reset only when the Covered Fund Value is higher than the Benefit Base. We take into account the Covered Fund’s use of strategies to lower volatility when we selected them for use with the GLWB. In addition, the Covered Fund is a fund of funds, which means you will pay fees at both fund levels, which may reduce investment return. Only Institutional Class shares of the Covered Fund are available under the Contract.
Meeting investment objectives depends on various factors, including, but not limited to, how well the Covered Fund managers anticipate changing economic and market conditions. There is no guarantee that the Covered Fund will achieve its stated objectives. Currently, all Covered Fund is available in all states. If the Covered Fund is not available in all states, that Covered Fund will be listed as an appendix to this Prospectus.
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Reinvestment and Redemption
All dividend distributions and capital gains made by the Covered Fund will be automatically reinvested in shares of the Covered Fund on the date of distribution. We will redeem Covered Fund shares to the extent necessary to pay Installments and to make other payments under the Contract.
Payments We Receive
Great-West and GWFS, our affiliated broker-dealer, may receive compensation for providing administration and distribution services to the Covered Fund that is paid out of administrative service fees and 12b-1 fees that are deducted from Covered Fund assets.
Selection of Underlying Funds
Great-West selects the Covered Fund(s) offered through this product based on several criteria, including but not limited to asset class coverage, brand recognition, the reputation and tenure of the adviser or sub-adviser, expenses, performance, marketing, availability, investment conditions, and the qualifications of each investment company. Another factor that we may consider is whether a Covered Fund or an affiliate of the Covered Fund will compensate Great-West for providing certain administrative, marketing, or support services that would otherwise be provided by the Covered Fund, its investment adviser, or its distributor. For more information on such compensation, see “Distribution of the Contracts,” below. We have selected a portfolio of the Great-West Funds at least in part because it is managed by our directly owned subsidiary.
Great-West periodically reviews the available Covered Fund(s) and may remove a Covered Fund or limit its availability to new Contributions and/or Transfers of Contract Value if we determine that a Covered Fund no longer satisfies one or more of the selection criteria, and/or if the Covered Fund has not attracted significant allocations. At least one Covered Fund will always be available for investment under the Contract.
You are responsible for choosing the amount allocated to the Covered Fund, that is appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, you should carefully consider any decisions that you make regarding investment allocations.
You bear the risk of any decline in your Contract Value resulting from the performance of the Covered Fund in which you are invested. Before selecting SecureFoundation Balanced Fund we encourage you to thoroughly investigate all information that is available to you regarding the Covered Fund including the Covered Fund’s prospectus, statement of additional information and annual and semi-annual reports. After you select the Covered Fund for your initial Contribution, you should monitor and periodically re-evaluate your allocation to determine if it is still appropriate. We do not recommend or endorse the existing Covered Fund or any additional Covered Funds that might be provided in the future. Nor do we provide investment advice.
The Contract
The Contract is available for purchase by individuals through an IRA.
Purchasing the Contract
You may acquire a Contract by completing and sending to us a Contract application and your initial Contribution. After we approve the application, we will issue your Contract. If your Contract application is complete, we will allocate your initial Contribution to the Variable Accounts according to the instructions you provide in your application within two Business Days of receiving the application at our Administrative Offices. If your application is incomplete, we will contact you to obtain the missing information. If your Contract
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application remains incomplete for five Business Days, we will immediately return your Contribution(s). If we complete a Contract application within five Business Days of our receipt of the incomplete application, we will allocate your initial Contribution within two Business Days of the application’s completion in accordance with your allocation instructions.
Contributions
There is no minimum amount or number of Contributions. The maximum amount of annual contributions is limited by the Code. Your ability to make Contributions may be limited after you begin receiving Installments under the GLWB. See “The Withdrawal Phase” later in this Prospectus.
Subsequent Contributions
Great-West will allocate your subsequent Contributions according to the allocation instructions you provided in your Contract application. Great-West will allocate Contributions on the Valuation Date we receive them.
You may change your allocation instructions at any time by Request. Such change will be effective the later of (1) the date specified in the Request or (2) the Valuation Date on which Great-West receives the Request at our Administrative Offices. Once changed, those allocation instructions will be effective for all subsequent Contributions.
Great-West reserves the right, after providing advance written notice to Contractowners, to refuse any Contribution. Any Contribution that causes a Contract Value to exceed $5 million may require Great-West’s prior approval.
You will receive a statement of your Contract Value no less frequently than annually. You may also review your Contract Value through KeyTalk® or via the Internet. KeyTalk is an automated phone system that you may use to obtain information about your account. The phone number (and website link) are displayed on quarterly statements and on initial communications you received when purchasing the Contract.
Free Look Period
You may have the ability to cancel your interest in the Contract for any reason by delivering or mailing a Request to cancel to our Administrative Offices or to an authorized agent of Great-West within 10 days or a period of time required by state law after Great- West receives your completed application form. State variations, if any, to this free look provision can be found in the attached Appendix A. We must receive your cancellation Request in person or postmarked prior to the expiration of the free look period. Upon cancellation, we will refund your Contract Value as of the date we receive your Request for cancellation. This amount may be higher or lower than your Contributions depending on the investment performance of the Covered Fund you selected, which means that you bear the investment risk during this period. However, some states may require that the full amount of your Contribution be returned. If you cancel your Contract during the free look period, any applicable Benefit Base shall be reduced to zero.
CALIFORNIA RESIDENTS ONLY – Age 60 and Older
If you are a California resident age 60 or older when your Contract is issued, you have a 30-day right to cancel your Contract and you must instruct us whether you want to receive a return of your Contribution(s) or a return of Contract Value on exercising the right to cancel. Your choice will affect how we allocate your Contribution(s) during the 30-day period. You may cancel your Contract within 30 days of the date you received it and receive a refund by delivering a Request to cancel to our Administrative Offices or to an authorized agent of Great-West. If you deliver the Request by US mail, it must be postmarked prior to the expiration of the free look period.
If you choose a return of Contribution(s), we will allocate your entire initial Contribution and any subsequent Contributions made during the 30-day period following your Contract date to the Great-West Government Money Market Fund, which is advised by Great- West Capital Management LLC. If you choose to exercise your free look right under the Contract using this option, you will receive a refund equal to the greater of (i) your Contribution(s) plus fees and charges (less any withdrawals taken) and (ii) your Contract Value plus any fees and charges (less withdrawals taken). We will refund the amount to you within 30 days from the date we received your Request to cancel. The Great-West Government Money Market Fund is available solely to California residents age 60 and older who elect to receive a return of Contribution(s) on the exercise of their free look right. It is not a Covered Fund or an investment option available for future allocations or transfers, and it has no connection with the operation of the Guaranteed Lifetime Withdrawal Benefit.
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If you choose to allocate your initial Contribution and any subsequent Contributions to the Covered Fund during the 30-day period following your Contract date, cancellation shall entitle you to a refund of the Contract Value plus any fees and charges (less withdrawals taken), which amount may be higher or lower than your Contribution(s), depending on the investment performance of the Covered Fund you selected. We will refund the amount to you within 30 days of our receipt of your Request to cancel.
If you cancel your Contract during the free look period, any applicable Benefit Base shall be reduced to zero.
Assignments and Transfers
In general, your interest in the Contract may not be transferred, sold, assigned, pledged, charged, encumbered, or in any way alienated, except as may be permitted under the Code, by law, or applicable court order.
Transaction Date
All Requests, Contributions, and Deposits received in Good Order with all required documentation at Great-West’s Administrative Offices prior to the close of business of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) will be processed as of the date received, and if received after the close of business of the New York Stock Exchange will be processed on the next Business Day.
Contract Value
Your Contract Value is your interest in the Variable Account, which is the total dollar amount of all Accumulation Units credited to you. When you allocate Contributions or make Transfers to the Variable Account, we credit you with Accumulation Units. We determine the number of Accumulation Units credited to you by dividing your Contribution or Transfer to the Variable Account, less any applicable Premium Tax, by that Variable Account’s Accumulation Unit value. The number of Accumulation Units for the Variable Account will decrease for charges deducted, Transfers, withdrawals, or loans (if available). We determine the Accumulation Unit value on each Valuation Date.
We calculate the Variable Account’s Accumulation Unit value at the end of each Valuation Period by multiplying the value of that unit at the end of the prior Valuation Period by the Variable Account’s Net Investment Factor for the Valuation Period. The formula used to calculate the Net Investment Factor is set forth as follows.
The Net Investment Factor for the Variable Account for any Valuation Period is determined by dividing (a) by (b), and subtracting from the result where:
(a)
 is the net result of:
(i) the net asset value per share of the Covered Fund determined as of the end of the current Valuation Period; plus
(ii) the per share amount of any dividend (and, if applicable, capital gains distribution) made by the Covered Fund if the “ex-dividend date” occurs during the current Valuation Period; plus or minus
(iii) a per unit charge or credit for any taxes incurred by or provided for in the Variable Account, which is determined by Great-West to have resulted from the investment operations of the Variable Account; and
(b)
 is the net asset value per share of the Covered Fund determined as of the end of the immediately preceding Valuation Period; and
(c)
 is an amount representing the Variable Asset Charge deducted, if any, from each Variable Account on a daily basis.
The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the Accumulation Unit value may increase, decrease, or remain unchanged.
The net asset value per share referred to in paragraphs (a)(i) and (b) above, reflect the investment performance of the Covered Fund as well as the payment of Covered Fund fees and expenses.
The value of a Variable Account’s assets is determined at the end of each Valuation Date.
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Your Contract Value will reflect the investment performance of the Variable Account which in turn reflect the investment performance of the Covered Fund, which we factor in by using the Net Investment Factor. Any investment advisory fees deducted from the Contract will result in cancellation of Accumulation Units of the Variable Account.
Changes to the Contract
Great-West can make any changes to the Contract required by applicable insurance law, the Code, or the 1940 Act, subject to required state and federal regulatory approval. Great-West will notify Contractowners of any changes that affect their Contract.
Benefits Available Under the Contract
The following table summarizes information about the benefits under the Contract
Benefit	Purpose	Whether Benefit Is Standard or Optional	Maximum Fee	Restrictions/Limitations
Guaranteed Lifetime Withdrawal Benefit	Provides guaranteed minimum lifetime income without regard to the performance of the Covered Fund, provided the conditions of the GLWB is satisfied.	Standard	The Guarantee Benefit Fee is calculated on an annual basis as a percentage of the Covered Fund Value. The fee may range from 0.70% to 1.50%. Currently, the fee is 1.20%
Must be invested in the
Covered Fund made
available under the
Contract;
Must pay the Guarantee
Benefit Fee when due.
The deduction of
advisory fees are treated
as Excess Withdrawals
and will result in a dollar-
for- dollar reduction of
your Covered Fund Value.
Deduction of third-party
advisory fees are treated
as Excess Withdrawals
and will result in a dollar-
for-dollar reduction of
your Covered Fund Value
and a proportionate
reduction of your Benefit
Base.

Death Benefit
If you die during the
Accumulation Phase or the
Withdrawal Phase, the GLWB
will terminate, and the
remaining Contract Value will
be distributed to the
beneficiary in accordance
with the Code and the terms
of the Contract. If you die
during the Withdrawal Phase
while a joint Covered Person
is still living, the joint
Covered Person will continue
to receive GAWs for the
remainder of his or her life.
		Standard	None	The deduction of advisory fees are treated as Excess Withdrawals and will result in a dollar- for-dollar reduction of your Covered Fund Value and therefore, your death benefit.
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Benefit	Purpose	Whether Benefit Is Standard or Optional	Maximum Fee	Restrictions/Limitations
Loan	You may take a loan on your Contract Value during the Accumulation Phase or the Withdrawal Phase if permitted by the Code.	Standard	None
•Must be permitted by
the Code.
•Any amount
withdrawn from
Covered Fund Value
to fund the loan will
be treated be as an
Excess Withdrawal,
which will result in a
proportional
reduction of your
Benefit Base and
may reduce the
Benefit Base more
than the amount of
the withdrawal.

The Guaranteed Lifetime Withdrawal Benefit
The GLWB provides guaranteed minimum lifetime income without regard to the performance of the Covered Fund in which the Variable Account is invested. The GLWB does not have a cash value. Provided all conditions of the GLWB are satisfied, if the Contract Value equals zero as a result of Covered Fund performance, the Guarantee Benefit Fee, certain other extra-contractual IRA fees that are not directly associated with the Contract, such as custodian fees or advisory fees, and/or Guaranteed Annual Withdrawal(s) (“GAW”), we will make annual payments to you for the rest of your life.
The guaranteed income that may be provided by the GLWB is initially based on the age and life of the Covered Person (or if there are joint Covered Persons, on the age of the younger joint Covered Person and the lives of both Covered Persons) as of the date we calculate the first Installment. A joint Covered Person must be the Spouse and the sole beneficiary of the Contractowner.
The GLWB provides two basic protections to Contractowners who purchase the GLWB as a source or potential source of lifetime retirement income or other long-term purposes. Provided that the conditions of the GLWB are satisfied, the GLWB protects the Contractowner from:
•longevity risk, which is the risk that the Contractowner will outlive the assets invested in the Covered Fund; and
•income volatility risk, which is the risk of downward fluctuations in the Contractowner’s retirement income due to changes in market performance.
Both of these risks increase as a result of poor market performance early in retirement. Point-in-time risk (which is the risk of retiring on the eve of a down market) significantly contributes to both longevity and income volatility risk.
The GLWB does not provide a guarantee that the Covered Fund or the Contract will retain a certain value or that the value of the Covered Fund or the Contract will remain steady or grow over time. Instead, it provides a guarantee, under certain specified conditions, that regardless of the performance of the Covered Fund and regardless of how long the Contractowner lives, the Contractowner will receive a guaranteed level of annual income for life. Therefore, it is important to understand that while the preservation of capital may be one of the Contractowner’s goals, the achievement of that goal is not guaranteed by the GLWB.
The GAWs are first made from your Covered Fund Value. Great-West will use its own assets to pay Installments only if the Covered Fund Value is reduced to zero due to Covered Fund performance, the Guarantee Benefit Fee, certain other extra-contractual IRA fees that are not directly associated with the GLWB, such as custodian fees or advisory fees, and/or GAWs. We limit our risk under the GLWB in this regard by limiting the amount a Contractowner may withdraw each year to GAWs. A Contractowner who needs to take Excess Withdrawals may not receive the full benefit of the GLWB.
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If the return on the Covered Fund Value over time is sufficient to generate gains that can sustain constant GAWs, then the GLWB would not have provided any financial gain. Conversely, if the return on the Covered Fund Value over time is not sufficient to generate gains that can sustain constant GAWs, then the GLWB would be beneficial.
You should discuss your investment strategy and risk tolerance with your financial advisor before purchasing the Contract. You should consider the payment of the Guarantee Benefit Fee relative to the benefits and features of the GLWB, your risk tolerance, and proximity to retirement.
Any payments we are required to make under the GLWB that exceed your Contract Value will depend on our long-term ability to make such payments. We will make all such guaranteed payments under the GLWB from our General Account, which is not insulated from the claims of our third party creditors. Therefore, your receipt of payments from us is subject to our claims paying ability.
The GLWB is calculated for your Contract Value allocated to the Covered Fund.
Like all withdrawals under the Contract, a withdrawal from the Covered Fund may be treated as an Excess Withdrawal. As explained in more detail below, an Excess Withdrawal will reduce the guaranteed payments you receive with respect to the Covered Fund. Large or repeated Excess Withdrawals during periods when the Covered Fund is experiencing negative market performance may even eliminate your guaranteed payment with respect to the Covered Fund altogether and terminate the Contract.
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The Guarantee Benefit Fee
In exchange for the GLWB,we charge a separate annual fee (called a Guarantee Benefit Fee), which is calculated as a specified percentage of the Covered Fund Value (up to $5 million) at the time the Guarantee Benefit Fee is calculated. The fee is deducted from your Contract Value by redeeming Accumulation Units in the Variable Accounts. The guaranteed maximum or minimum Guarantee Benefit Fees we can charge are:
•The maximum Guarantee Benefit Fee, as a percentage of a Contractowner’s Covered Fund Value, on an annual basis, is 1.50%;
•The minimum Guarantee Benefit Fee, as a percentage of a Contractowner’s Covered Fund Value, on an annual basis, is 0.70%;
•The current Guarantee Benefit Fee, as a percentage of a Contractowner’s Covered Fund Value, on an annual basis, is 1.20%.
You will pay the Guarantee Benefit Fee for Covered Fund after the GLWB begins to accrue with respect to the Covered Fund. For the Great-West SecureFoundation® Balanced Fund (the “Balanced Fund”), we begin to charge the Guarantee Benefit Fee on your Election Date (when you allocate Contract Value to the Variable Account that invests in the fund).
We may change the current Guarantee Benefit Fee at any time within the minimum and maximum range described above upon thirty (30) days prior written notice. We determine the Guarantee Benefit Fee based on observations of a number of experience factors, including, but not limited to, interest rates, volatility, investment returns, expenses, mortality, and lapse rates. As an example, if mortality experience improves faster than we have anticipated, and the population in general is expected to live longer than initially projected, we might increase the Guarantee Benefit Fee to reflect our increased probability of paying longevity benefits. However, improvements in mortality experience is provided as an example only, we reserve the right to change the Guarantee Benefit Fee at our discretion, whether or not these experience factors change (although we will never increase the fee above the maximum or decrease the fee below the minimum). We do not need any particular event to occur before we may change the Guarantee Benefit Fee. Because the Covered Fund is offered by an affiliated company, we may benefit indirectly from the charges imposed by the Covered Fund.
How the GLWB Works
The GLWB has three phases: an “Accumulation Phase,” a “Withdrawal Phase,” and a “Settlement Phase.”
The Accumulation Phase: The Accumulation Phase starts when you make an initial Contribution to a Covered Fund and the GLWB begins to accrue. During the Accumulation Phase, you may make additional Contributions, which establishes the Benefit Base (this is the sum of all Contributions minus any withdrawals and any adjustments made on the “Ratchet Date” as described later in this Prospectus), and take withdrawals (although such withdrawals will be considered Excess Withdrawals, which will reduce the amount of the Benefit Base and could terminate the GAWs and the Contract). You are responsible for managing withdrawals during the Accumulation Phase.
The Withdrawal Phase: After the Contractowner (or if there are joint Covered Persons, the younger joint Covered Person) has turned age 55, then the Contractowner may enter the Withdrawal Phase and begin to take GAWs (which are annual withdrawals that do not exceed a specified amount) without reducing the Benefit Base. GAWs before age 59 1∕2 may result in certain tax penalties.
Settlement Phase: If the Covered Fund Value falls to zero as a result of Covered Fund performance, the Guarantee Benefit Fee, certain other extra-contractual IRA fees that are not directly associated with the GLWB or Contract, such as custodian fees or advisory fees, and/or GAWs, the Settlement Phase will begin. During the Settlement Phase, we make Installments at the GAW
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for the life of the Contractowner (and the surviving Covered Person, if any). However, the Settlement Phase may never occur, depending on how long the Contractowner (and the surviving Covered Person, if any) lives and the performance of the Covered Fund(s) in which the Contractowner invests. You may not make additional Contributions after the Settlement Phase begins.
Cancellation of the GLWB
The GLWB is cancelled when the Covered Fund Value and Benefit Base are reduced to zero before the Settlement Phase as a result of one or more Excess Withdrawals. If the GLWB is cancelled, the Benefit Base, GAW, and any other benefit under the GLWB shall terminate.
Numerical Example Where GLWB Is NOT Cancelled:
Attained Age: 67
Current Benefit Base = $100,000
Current Covered Fund Value = $55,000
Current GAW%: 5%
Current GAW Installment amount = $5,000
Covered Fund Value after GAW payment = $55,000 - $5,000 = $50,000
Covered Fund Value before the Excess Withdrawal adjustment = $50,000
Excess Withdrawal amount: $49,500
Covered Fund Value after Excess Withdrawal = $50,000 - $49,500 = $500
Covered Fund Value adjustment = $500/$50,000 = 0.01
Adjusted Benefit Base = $100,000 x 0.01 = $1,000
New GAW Installment amount = $1,000 * 5% = $50
Numerical Example Where GLWB Is Cancelled:
Attained Age: 67
Current Benefit Base = $100,000
Current Covered Fund Value = $55,000
Current GAW%: 5%
Current GAW Installment amount = $5,000
Covered Fund Value after GAW payment = $55,000 - $5,000 = $50,000
Covered Fund Value before the Excess Withdrawal adjustment = $50,000
Excess Withdrawal amount: $50,000
Covered Fund Value after Excess Withdrawal = $50,000 - $50,000 = $0
Covered Fund Value adjustment = $0/$50,000 = 0
Adjusted Benefit Base = $100,000 x 0 = $0
So, as the Benefit Base is depleted, the GLWB is cancelled.
Termination of the GLWB
The GLWB will automatically terminate as provided in the Contract for reasons including, but not limited to, those set forth below:
•on the Annuity Commencement Date;
•upon death of the single Covered Person if there is no surviving Covered Person or, if there are joint Covered Persons, the death of the second to die if the second Covered Person continues the Contract;
•subject to any applicable grace period, if Great-West does not receive the Guarantee Benefit Fee on the date the fee is due;
•if a Covered Fund is discontinued or otherwise removed and the Contractowner after receiving notice does not agree to Transfer such Covered Fund Value to a comparable Covered Fund currently made available by Great-West within 60 days; and
•if the Owner terminates the Contract and the Covered Person is not in the Settlement Phase.
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The Accumulation Phase
The Accumulation Phase starts when your GLWB begins to accrue, which was discussed in the Guarantee Benefit Fee section of this Prospectus, above. During the Accumulation Phase you will establish your Benefit Base, which will later be used to determine the maximum amount of GAWs you may take. The Accumulation Phase ends when you elect to receive GAWs under the Contract.
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Covered Fund Value
The Covered Fund Value is the value of assets allocated to a Variable Account invested in a Covered Fund. The Covered Fund Value increases or decreases in the same manner as other mutual fund value. For example, reinvested dividends, settlements, and positive Covered Fund performance (including capital gains) will increase the Covered Fund Value. Fees and expenses associated with the Covered Fund, including the asset-based Variable Asset Charge, and negative Covered Fund performance (including capital losses) will decrease Covered Fund Value.
The Covered Fund Value will also increase each time you make additional Contributions, and will decrease each time you withdraw Covered Fund Value, such as through payment of the Guarantee Benefit Fee or as a result of distributions, Excess Withdrawals, or Installments.
The Covered Fund Value is not affected by any Ratchet or Reset of the Benefit Base (described below).
Benefit Base
The Benefit Base is separate from the Covered Fund Value. It is not a cash value. Rather, it is used to calculate GAWs during the Withdrawal Phase and the Settlement Phase. The Contractowner’s Benefit Base and Covered Fund Value may not be equal to one another. In the event of a distribution from a retirement plan in which the Contractowner was invested in a Great-West approved GLWB, the Contractowner may be able to restore his or her Benefit Base established in such retirement plan by rolling over the proceeds from the distribution directly into the Contract.
The Covered Fund has its own Benefit Base. The initial Benefit Base for the Balanced Fund is established on your Election Date. The initial Benefit Base will equal the Covered Fund Value on the date it is established.
In the event of a distribution from a tax-deferred retirement plan established under Section 401(a), 403(a), 403(b), or governmental 457 (b) of the Code (each a “tax-deferred retirement plan”), under which the IRA Owner was invested in a Great-West approved GLWB benefit, the IRA Owner can proportionately restore his or her Benefit Base established in such a tax-deferred retirement plan by rolling over those eligible proceeds directly into an IRA and the Contract. Additionally, if an IRA Owner was invested in another contract with a Great-West approved GLWB benefit under an IRA or an individual retirement annuity, the IRA Owner can convert the IRA Owner’s Benefit Base under such contract and restore the respective Benefit Base under the Contract by transferring the proceeds directly into the Contract as permitted under the Code.
If a Benefit Base is restored under the Contract, the IRA Owner will be subject to all elections made under the prior contract and will be placed in the same “phase” under the Contract. In order to restore a Benefit Base under the Contract, the IRA Owner must (i) invest the covered fund proceeds under the old contract in the available Covered Fund in the Contract; and (ii) submit a request, in Good Order, to restore the Benefit Base.
After the initial Benefit Base is established:
•We increase the Covered Fund’s Benefit Base on a dollar-for-dollar basis each time you make a Contribution to the Covered Fund.
•We decrease the Covered Fund’s Benefit Base on a proportionate basis each time you make an Excess Withdrawal from the Covered Fund. (See the numerical example under “Excess Withdrawals During the Accumulation Phase”). (Because Excess Withdrawals reduce your Benefit Base by the same proportion as the Excess Withdrawal to your Covered Fund Value, Excess Withdrawals may decrease your Benefit Base by more than the amount you withdraw. For more information on the proportionate impact of Excess Withdrawals, please see Excess Withdrawals During the Accumulation Phase, below, and Effect of Excess Withdrawals During the Withdrawal Phase, below.)
•On each Ratchet Date (described below), we will increase the Covered Fund’s Benefit Base to equal the current Covered Fund Value if the Covered Fund Value is greater than the Benefit Base (which will then reflect positive Covered Fund performance.)
A few things to keep in mind regarding the Benefit Base:
•The Benefit Base is used only for purposes of calculating your Installment Payments during the Withdrawal Phase and the Settlement Phase. It has no other purpose. The Benefit Base does not provide and is not available as a cash value or settlement value.
•It is important that you do not confuse the Benefit Base with the Covered Fund Value.
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•During the Accumulation Phase and the Withdrawal Phase, the Benefit Base will be re-calculated each time you make a Contribution or you take an Excess Withdrawal, as well as on an annual basis as described below, which is known as the Ratchet Date.
•The maximum Benefit Base is $5,000,000.
Subsequent Contributions to Your Contractowner Account
You may make additional Contributions at any time during the Accumulation Phase. Subject to the requirements of federal tax law, additional Contributions may be made by cash deposit, transfers from other IRAs, or rollovers from certain retirement accounts. All additional Contributions made to the Covered Fund after the initial Benefit Base is established will increase the Benefit Base dollar- for-dollar on the date the Contribution is made. We do not consider the reinvestment of dividends or capital gains to be Contributions; however, they will increase the Covered Fund Value.
Great-West reserves the right to refuse additional Contributions at any time at our discretion. If Great-West refuses additional Contributions, you will retain all other rights under the GLWB.
Ratchet Date Adjustments to the Benefit Base
During the Accumulation Phase, the Benefit Base for the Covered Fund will be evaluated and, if necessary, adjusted on an annual basis. This is known as the Ratchet Date and it occurs on the anniversary of day that the initial Benefit Base is established. With respect to the Balanced Fund, the Ratchet Date will be the anniversary of your Election Date. It is important to be aware that even though the Covered Fund Value may increase throughout the year due to dividends, capital gains, or settlements from the underlying Covered Fund, the Benefit Base will not similarly increase until the next Ratchet Date. Unlike Covered Fund Value, the Contractowners’s Benefit Base will never decrease solely due to negative Covered Fund performance.
On each Ratchet Date during the Accumulation Phase, the Benefit Base is automatically adjusted (“ratcheted”) to the greater of: (a) the current Benefit Base; or (b) the current Covered Fund Value.
Excess Withdrawals During the Accumulation Phase
During the Accumulation Phase, any withdrawals you make from the Covered Fund will be categorized as Excess Withdrawals, including withdrawals to comply with Contribution limits or minimum required distributions under the Code, including Transfers from the Covered Fund to another investment option.
You should carefully consider the effect of an Excess Withdrawal on both the Benefit Base and the Covered Fund Value during the Accumulation Phase, as this may affect your future benefits under the GLWB. In the event you decide to take an Excess Withdrawal, as discussed below, the Covered Fund Value will be reduced dollar-for-dollar in the amount of the Excess Withdrawal. The Benefit Base will be reduced at the time the Excess Withdrawal is made by the ratio of the Covered Fund Value immediately after the Excess Withdrawal to the Covered Fund Value immediately before the Excess Withdrawal. Consequently, the Benefit Base could be reduced by more than the amount of the withdrawal and result in the termination of the Contract and the GLWB.
Numerical Example
Covered Fund Value before the Excess Withdrawal adjustment = $50,000
Benefit Base = $100,000
Excess Withdrawal amount: $10,000
Covered Fund Value after adjustment = $50,000 - $10,000 = $40,000 Covered
Fund Value adjustment = $40,000/$50,000 = 0.80
Adjusted Benefit Base = $100,000 x 0.80 = $80,000
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Transfers
Transfers of Contract Value between the Variable Account that invests in the Covered Fund or to other IRA investments are treated as withdrawals -- which during the Accumulation Phase are all Excess Withdrawals -- from the Covered Fund from which the Transfers are taken. A Contractowner who Transfers Contract Value out of a Covered Fund is prohibited from making any Transfer into the Covered Fund for period of at least ninety (90) calendar days.
Great-West reserves the right to limit the number of Transfers, or to set a minimum Transfer amount. Any such restrictions will be communicated to Contractowners.
Death During the Accumulation Phase
If the Contractowner dies during the Accumulation Phase, then the GLWB will terminate and the Contract Value will be paid to the beneficiary in a lump sum or in accordance with the terms of the beneficiary’s election. A beneficiary that is the Spouse of the Contractowner may roll over the Contract Value to an individual retirement account or annuity that offers a Great-West approved GLWB feature, if available. In this situation, the individual retirement account or annuity will not restore the Contractowner’s Benefit Base, but will establish a new Benefit Base calculated by reference to the Contract Value allocated to the Covered Fund.
If the Contractowner dies during the Accumulation Phase, the beneficiary cannot establish or maintain a Benefit Base and cannot start GAWs under the Contract. If the Contractowner dies, Great-West will continue to assess the Guarantee Benefit Fee until Great-West is notified of the Contractowner’s death.
As required by Section 72 of the Code, distributions must be made from the Contract upon the death of the Contractowner. For this purpose, where the Contractowner is a non-natural person, the death of the IRA Owner will be treated as the death of the Contractowner.
•If the Contractowner dies before the annuity starting date, all amounts under the Contract must be distributed within five years of the Contractowner’s death unless the beneficiary chooses to begin payments over the beneficiary’s life or life expectancy beginning within one year of the Contractowner’s death. Alternatively, a surviving Spouse may elect to treat the Contract as his or her own.
•If a Contractowner dies after the annuity starting date, payments must continue to be made at least as rapidly as during the Contractowner’s life.
The Withdrawal Phase
The Withdrawal Phase begins when the Contractowner elects to receive GAWs under the Contract. The Withdrawal Phase continues until the Covered Fund Value reaches zero and the Settlement Phase begins.
The Withdrawal Phase cannot begin until all Covered Persons attain age 55. Distributions prior to age 59 1∕2 may be subject to a penalty tax. Installments will not begin until Great-West receives appropriate and satisfactory information verifying the age of the Covered Person(s).
In order to initiate the Withdrawal Phase, the Contractowner must submit a written Request to Great-West.
Any distributions taken before all Covered Persons under the GLWB attain age 55 will be considered Excess Withdrawals and will be deducted from the Covered Fund Value and Benefit Base, as described above.
Installments
It is important that you understand how the GAW is calculated because it will affect the benefits you receive under the GLWB. After you elect to receive GAWs and we verify the age of the Covered Person(s), we will determine the amount of the GAW.
Once the Withdrawal Phase has begun, you may not make any additional new Contributions although Transfers from other investment options available in the IRA and indirect rollovers (i.e., first to other investment options offered in the IRA and then to the SecureFoundation Balanced Fund) are allowed throughout the Withdrawal Phase. Any additional Contributions made after the initial Benefit Base is established will increase the Benefit Base dollar-for-dollar on the date the Contribution is made.
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During the Withdrawal Phase, the Benefit Base will receive an annual adjustment or “ratchet” just as it did during the Accumulation Phase. The Ratchet Date will become the anniversary of Initial Installment Date for the Covered Fund, which may be different from the Ratchet Date during the Accumulation Phase, which occurs either on the anniversary of the Election Date or the first day of the year.
Just like during the Accumulation Phase, the Benefit Base will be automatically adjusted on an annual basis, on the Ratchet Date, to the greater of: (a) the current Benefit Base; or (b) the current Covered Fund Value. In addition, we will review your GAW each year using your current Covered Fund Value and Attained Age GAW% and, if the result is a higher Installment amount, reset your GAW to the higher amount (see “Automatic Resets of the GAW% During the Withdrawal Phase” section below). You should always keep in mind that while Installments during the Withdrawal Phase do not reduce the Benefit Base, they will reduce your Contract Value on a dollar- for-dollar basis.
When you enter the Withdrawal Phase, we will provide guidance on the maximum GAW payment that will not result in an Excess Withdrawal. But you are responsible for determining the amount of your GAW payment. You may take less than the maximum GAW payment or suspend your GAW payments after they have commenced. You may receive the missed payments by submitting a Request with no less than 30 calendar days advance notice. Each year, you may receive up to your GAW amount without causing an Excess Withdrawal. However, please note that if you elect to receive less than your GAW, you may receive the balance of your GAW for that year with no adverse consequences, provided you receive the missed payment(s) before your next Ratchet Date. You cannot receive the remaining GAW amount after the next Ratchet Date without risking an Excess Withdrawal. All Requests regarding GAW payments must be submitted in writing.
Calculation of Installment Amount
The GAW% is initially based on the age of the Covered Person(s) as of the date we calculate the first Installment. If there are two Covered Persons the percentage is based on the age of the younger Covered Person.
The GAW is based on a percentage of the Benefit Base pursuant to the following schedule:
Sole Covered Person	Joint Covered Person
4.0% for life at ages 55-64	3.5% for youngest joint life at ages 55-64
5.0% for life at ages 65-69	4.5% for youngest joint life at ages 65-69
6.0% for life at ages 70-79	5.5% for youngest joint life at ages 70-79
7.0% for life at ages 80+	6.5% for youngest joint life at ages 80+
The GAW will then be calculated by multiplying the Benefit Base by the GAW%. The maximum amount of the Installment equals the GAW divided by the number of payments that the Contractowners elects to receive each year. Each subsequent year, we will recalculate the GAW based on the Covered Fund Value as of the Ratchet Date and the GAW% for the Contractowners’s, or the younger joint Covered Person’s, Attained Age on the Ratchet Date.
Any election which affects the calculation of the GAW is irrevocable. Please consider all relevant factors when making an election to begin the Withdrawal Phase. For example, an election to begin receiving Installments based on a sole Covered Person cannot subsequently be changed to joint Covered Persons once the Withdrawal Phase has begun. Similarly, an election to receive Installments based on joint Covered Persons cannot subsequently be changed to a sole Covered Person, nor may the beneficiary designation of a joint election be changed.
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Installment Frequency Options
The Contractowner may elect to receive installments on the following intervals:
(a)
 Annual - the GAW will be paid on the Initial Installment Date and each anniversary thereafter.
(b)
 Semi-Annual - half of the GAW will be paid on the Initial Installment Date and in Installments every 6 month anniversary thereafter.
(c)
 Quarterly - one quarter of the GAW will be paid on the Initial Installment Date and in Installments every 3 month anniversary thereafter.
(d)
 Monthly - one-twelfth of the GAW will be paid on the Initial Installment Date and in Installments every monthly anniversary thereafter.
During the Withdrawal Phase, the Contractowner may Request to change the frequency of Installments at any time before the Settlement Phase by providing Great-West with at least 30 calendar days advance notice. The frequency of Installments cannot be changed during the Settlement Phase.
Lump Sum Distribution Option
At any time during the Withdrawal Phase, if you are receiving Installments more frequently than annually, you may elect to take a lump sum distribution up to the remaining scheduled amount of the GAW for that year.
Numerical Example of Lump Sum Distribution
Assume the following:
GAW = $4,800 with a monthly distribution of $400
Three monthly Installments have been made (3 x $400 = $1,200)
Remaining GAW = GAW - paid Installments to date = $4,800 - $1,200 = $3,600
So, a lump sum distribution of $3,600 may be taken.
Suspending and Re-Commencing Installments After a Lump Sum Distribution
After a lump sum distribution, you are responsible for submitting a written Request to suspend the remaining Installments that are scheduled to be paid during the year until the next Ratchet Date. If you do not suspend the remaining Installments for the year, an Excess Withdrawal may occur. After suspending Installments, you must provide Great-West with at least 30 calendar days’ notice in order to recommence Installment payments. The Ratchet Date will not change if Installments are suspended.
Automatic Resets of the GAW% During the Withdrawal Phase
Each year we will recalculate the GAW based on the Covered Fund Value as of the Ratchet Date and the GAW% for the Contractowners’s, or the younger joint Covered Person’s, Attained Age on the Ratchet Date, and, if the result is higher than the current GAW, reset the GAW. Your new GAW will appear on the statement of your Contract Value, which you will receive at least annually. In addition, you may access this information at any time on Great-West’s website. Great-West will not increase Installments to reflect a Reset unless directed to do so by the Contractowners. But, as discussed further below, an Excess Withdrawal may result in an automatic reduction of your Installments.
If (Attained Age GAW%) x (Covered Fund Value as of Ratchet Date) is greater than
(Current GAW%) x (Current Benefit Base)
Then (Attained Age GAW%) x (Covered Fund Value as of Ratchet Date) becomes new GAW and
(Covered Fund Value) = (New Benefit Base)
Numerical Example When Reset is Beneficial:
Age at Initial Installment Date: 60
Attained Age: 70
Covered Fund Value = $120,000
Current Benefit Base = $125,000
Current GAW% before Ratchet Date: 4%
Attained Age GAW% after Ratchet Date: 6%
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(Current GAW%) x (Current Benefit Base) = 4% x $125,000 = $5,000
(Attained Age GAW%) x (Covered Fund Value) = 6% x $120,000 = $7,200
So New GAW Amount is $7,200
New Benefit Base is $120,000
New GAW% is 6%
Numerical Example When Reset is NOT Beneficial:
Age at Initial Installment Date: 60
Attained Age: 70
Covered Fund Value = $75,000
Current Benefit Base = $125,000
Current GAW % before Ratchet: 4%
Attained Age GAW% after Ratchet Date: 6%
(Current GAW %) x (Current Benefit Base) = 4% x $125,000 = $5,000
(Attained age withdrawal %) x (Covered Fund Value) = 6% x $75,000 = $4,500
So Because $4,500 is less than current GAW of $5,000, no Reset
Effect of Excess Withdrawals During the Withdrawal Phase
Excess Withdrawals will reduce your guaranteed payment by reducing the Benefit Base on which the payment is calculated. Generally, unless Great-West requests the withdrawal or Transfer, an Excess Withdrawal may occur either as a result of a total or partial surrender of your Contract Value or as a result of a withdrawal that occurs when you Transfer Covered Fund Value from one Covered Fund to another. Any withdrawal taken before the Withdrawal Phase of the Contract is an Excess Withdrawal. After the Withdrawal Phase begins, an Excess Withdrawal is any withdrawal that exceeds your GAW. Excess Withdrawals will have a particularly large impact on your guaranteed payments during any period when the Benefit Base is greater than your Covered Fund Value due to negative Covered Fund performance. Because the Excess Withdrawal reduces your Benefit Base by the same proportion as the Excess Withdrawal to your Covered Fund Value, the Excess Withdrawal will decrease your Benefit Base by more than the amount you withdraw. Taking Excess Withdrawals, therefore, can significantly reduce or even eliminate the guaranteed payments to which you are otherwise entitled under the GLWB.
After the Initial Installment Date, to the extent a distribution or Transfer (when combined with Installments and all other distributions and Transfers that occurred during the applicable 12 month period ending on a Ratchet Date) is greater than the GAW, then any such amounts greater than the GAW will be considered an Excess Withdrawal. The Benefit Base will be adjusted by the ratio of the new Covered Fund Value (after the Excess Withdrawal) to the previous Covered Fund Value (after the GAW).
If an Excess Withdrawal occurs, the GAW and current Benefit Base will be adjusted on the next Ratchet Date.
Numerical Example:
Covered Fund Value before GAW = $55,000
Benefit Base = $100,000
GAW %: 5%
GAW Amount = $100,000 x 5% = $5,000
Total annual withdrawal: $10,000
Excess Withdrawal = $10,000 - $5,000 = $5,000
Covered Fund Value after GAW = $55,000 - $5,000 = $50,000
Covered Fund Value after Excess Withdrawal = $50,000 - $5,000 = $45,000
Covered Fund Value Adjustment due to Excess Withdrawal = $45,000/$50,000 = 0.90
Adjusted Benefit Base = $100,000 x 0.90 = $90,000
Adjusted GAW Amount (assuming no Benefit Base increase on succeeding Ratchet Date) = $90,000 x 5% = $4,500
If you take an Excess Withdrawal, we will automatically reduce your Installments after your next Ratchet Date to a level that will not result in an Excess Withdrawal. We will not make any adjustments to remaining Installments prior to your next Ratchet Date. You are responsible for suspending your remaining Installments if you want to avoid any further Excess Withdrawals.
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Withdrawals taken during the Withdrawal Phase to meet required minimum distribution (RMD) requirements will not be treated as Excess Withdrawals to the extent that the RMD is attributable to Covered Fund Value, which is the proportional amount of Contract Value that is invested in the Covered Fund, and the RMD election is based on life expectancy. Please see the examples below. In the event of a dispute about the proportion of the RMD amount that is attributable to Covered Fund Value, our determination will govern. If you own a Roth IRA, you are not required to receive RMDs from your Roth IRA during your life. You should consult a qualified tax advisor regarding withdrawals to satisfy your RMD amount and other tax implications of RMD withdrawals.
If a Contractowner Requests a distribution or Transfer over the telephone, Great-West will advise the Contractowner that Excess Withdrawals could reduce future benefits by more than the dollar amount of the Excess Withdrawal and that the Contractowner may Request that Great-West determine whether, as of the date of the Request, the Requested distribution or Transfer would be considered an Excess Withdrawal and/or advise the maximum amount that he or she could receive prior to the distribution or Transfer being considered an Excess Withdrawal. Alternatively, if a Contractowner makes a Request in writing, Great-West will advise the Contractowner that Excess Withdrawals could reduce future benefits by more than the dollar amount of the Excess Withdrawal and that the Contractowner may contact Great-West by telephone to determine whether, as of the date of the Request, the Requested distribution or Transfer would be considered an Excess Withdrawal. The actual dollar effect of such distribution or Transfer will be determined as of the date that Great-West receives the Request, subject to the terms set forth in the written Request.
RMD Numerical Example #1:
•Total IRA account value = $100,000
•Covered Fund Value = $50,000 (50% of total account value)
•IRA account value held in other investments = $50,000 (50% of total account value)
•GAW = $2,500
•Total RMD attributable to the IRA = $3,000
•RMD attributable to the Covered Fund = $3,000 x 0.50 = $1,500
Under these circumstances, the Contractowner may take the full $2,500 GAW, but the remaining $500 needed for RMDs would be considered an Excess Withdrawal if taken from the Covered Fund. To avoid the Excess Withdrawal, the Contractowner would need to take the remaining $500 RMD from the Contractowner’s other assets in the IRA.
RMD Numerical Example #2:
•Total IRA account value = $100,000
•Covered Fund Value = $50,000 (50% of total account value)
•IRA account value held in other investments = $50,000 (50% of total account value)
•GAW = $2,500
•Total RMD attributable to the IRA = $6,200
•RMD attributable to the Covered Fund = $6,200 x 0.50 = $3,100
Under these circumstances, the Contractowner may take the full $2,500 GAW and may take an additional $600 for RMDs out of the Covered Fund - this additional $600 needed for RMDs would not be considered an Excess Withdrawal. In order to satisfy the remaining $3,100 in RMDs without taking an Excess Withdrawal, the Contractowner would need to withdraw the remaining $3,100 from other assets in the IRA.
You should consult a qualified tax advisor regarding withdrawals to satisfy your RMD amount and other tax implications of RMD withdrawals during the Accumulation Phase of the Contract.
Important Note: Notwithstanding the foregoing description of the effects of Excess Withdrawals during the withdrawal phase, generally any withdrawal or Transfer you make that is specifically requested or mandated by Great-West shall not be considered an Excess Withdrawal. However, in the event Great-West sends you advance notice of the elimination of a Covered Fund with a proposed comparable replacement Covered Fund, and you instead choose to transfer your account balance in the eliminated Covered Fund to a Covered Fund that is not the comparable fund offered by Great-West as a replacement Covered Fund, you will lose your Benefit Base in the eliminated Covered Fund upon such transfer.
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Death During the Withdrawal Phase
If the Contractowner Dies After the Initial Installment Date as a Sole Covered Person.
If the Contractowner dies after the Initial Installment Date without a joint Covered Person, the GLWB will terminate and no further Installments will be paid. The remaining Contract Value shall be distributed in accordance with the Code and the terms of the Contract. A beneficiary is not entitled to start or continue to receive GAWs under the Contract.
If the Contractowner Dies After the Initial Installment Date while Joint Covered Person is Living.
Upon the Contractowner’s death after the Initial Installment Date, and while the joint Covered Person is still living, the joint Covered Person/beneficiary will continue to receive Installments based on the Contractowner’s original election until his or her death, if permitted by the Code. Installments may continue to be paid to the surviving Covered Person based on the GAW% for joint Covered Persons as described above. After the joint Covered Person’s death, the GLWB will terminate, no further Installments will be paid, and any remaining Contract Value will be distributed in accordance with the Code and the terms of the Contract.
Alternatively, the surviving Covered Person may elect to receive his or her portion of the Covered Fund Value as a lump sum distribution or to roll over the Covered Fund Value to an IRA that offers a Great-West approved GLWB feature, if available.
Any election made by the beneficiary or Covered Person is irrevocable.
The Settlement Phase
The Settlement Phase begins when the Covered Fund Value has reduced to zero as a result of negative Covered Fund performance, the Guarantee Benefit Fee, certain other extra-contractual IRA fees that are not directly associated with the Contract, such as custodian fees or advisory fees, and/or GAWs, provided the Benefit Base is still positive. It is also important to understand that the Settlement Phase is the first time that Great-West uses its own assets to pay Installments to the Contractowner. During the Withdrawal Phase, the GAWs are made from the Contract Value.
Installments continue for the life of the Contractowner (and the surviving Covered Person, if any) under the terms of the GLWB, but the Contractowner will have no other rights or benefits under the Contract with respect to the GLWB. The Contractowner may not make any additional Contributions once the Settlement Phase begins. Distributions and Transfers are not permitted during the Settlement Phase. Installments will continue in the same frequency as previously elected, and cannot be changed during the Settlement Phase.
You will receive the maximum Installments during the Settlement Phase. Consequently, Installments may increase if you had been receiving less than the maximum Installments. During the Settlement Phase, the Guarantee Benefit Fee will not be deducted from the Installments.
When the last Covered Person dies during the Settlement Phase, the GLWB will terminate and no payments will be made to the beneficiary.
Divorce Provisions Under the GLWB
In the event of a divorce whose decree affects the GLWB, we will require written notice of the divorce in a manner acceptable to us and a copy of the applicable DRO. A DRO is a domestic relations order that creates or recognizes the existence of a former Spouse’s right to receive all or a portion of the benefits payable with respect to a Contractowner. A DRO may also assign a former Spouse the right to receive these benefits.
Depending on which phase the GLWB is in when we receive the DRO, the benefits of the GLWB will be altered to comply with the DRO. The former Spouse under the DRO may make certain elections during the Accumulation or Withdrawal Phases. Any elections made by the former Spouse are irrevocable. To the extent that a former Spouse becomes a Contractowner, he or she will be subject to all terms and conditions of the Contract and the Code.
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During the Accumulation Phase
Great-West will make payments to the former Spouse and/or enter into a new Contract with the former Spouse named in a DRO approved during the Accumulation Phase. The former Spouse is responsible for submitting a Request to begin distributions in accordance with the Code.
A former Spouse may choose to become a new Contractowner either by (i) maintaining the current Benefit Base of the Contractowner, divided pursuant to the terms of the DRO, or (ii) establishing a new Benefit Base equal to the current Covered Fund Value on the date he or she enters into a new Contract. If a former Spouse elects to maintain the current Benefit Base, the Benefit Base will be divided between the Contractowner and the former Spouse in the same proportion as their respective Covered Fund Values pursuant to the terms of the DRO. Alternatively, a former Spouse may elect to receive a lump sum payment of the applicable portion of the Covered Fund Value in accordance with the DRO. If the former Spouse elects to begin GAWs in accordance with this Contract, the former Spouse will become the single Covered Person and will be subject to the Code. The former Spouse cannot select a joint Covered Person.
Any election made by a former Spouse described in this section is irrevocable.
During the Withdrawal Phase
Great-West will make payment to the former Spouse or enter into a new Contract with the former Spouse named in a DRO approved during the Withdrawal Phase. The former Spouse is responsible for submitting a Request to begin distributions in accordance with the Code.
If there is a Sole Covered Person
Pursuant to the instructions in the DRO, the Benefit Base, GAW, and the respective Covered Fund Values as of the effective date of the DRO will be divided in the proportion specified in the DRO. The Contractowner may continue to receive his or her proportion of the GAWs after the GLWB is split.
The former Spouse may choose to become a new Contractowner either by (i) maintaining the current Benefit Base of the Contractowner in the Accumulation Phase, divided pursuant to the terms of the DRO, or (ii) establishing a new Benefit Base in the Accumulation Phase that equals the Covered Fund Value on the date he or she enters into a new Contract. If the former Spouse elects to maintain the current Benefit Base, the Benefit Base will be divided between the Contractowner and the former Spouse in the same proportion as their respective Covered Fund Values pursuant to the terms of the DRO. Alternatively, a former Spouse may elect to receive a lump sum payment of the applicable portion of the Covered Fund Value in accordance with the DRO. If the former Spouse elects to begin GAWs, the former Spouse will become the single Covered Person, subject to the requirements of the Contract and the Code. The former Spouse cannot select a joint Covered Person.
If there are two Covered Persons
Pursuant to the instructions in the DRO, the Benefit Base, GAW, and the respective Covered Fund Values as of the effective date of the DRO will be divided in the proportion specified in the DRO. The Contractowner may continue to receive his or her proportion of the GAWs after the GLWB is split, based on the amounts calculated pursuant to the joint Covered Person GAW%, but the Contractowner cannot select a new joint Covered Person. If there is no DRO, the Contractowner will continue to receive the GAWs for his or her life but GAWs will not continue for the former Spouse’s life because the former Spouse will no longer qualify as a Covered Person.
The former Spouse may elect to become a new Contractowner either by (i) maintaining the current Benefit Base of the Contractowner in the Accumulation Phase, divided pursuant to the terms of the DRO, or (ii) establishing a new Benefit Base in the Accumulation Phase where the Benefit Base equals the Covered Fund Value on the date he or she enters into a new Contract. Alternatively, a former Spouse may elect to receive a lump sum payment of the applicable portion of the Covered Fund Value in accordance with the DRO. If the former Spouse elects to begin GAWs, the former Spouse will receive only the applicable joint Covered Person GAW% set forth in the Contract for the life of the former Spouse. The former Spouse cannot select a joint Covered Person.
Any election made by a former Spouse described in this section is irrevocable.
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During the Settlement Phase
If a Request in connection with a DRO is approved during the Settlement Phase, Great-West will divide the Installment pursuant to the terms of the DRO, but Installments will not continue beyond the date on which they would have otherwise terminated had the divorce not occurred.
Effect of Annuitization
If the Contractowner elects to annuitize Covered Fund Value into a fixed annuity prior to the Settlement Phase, the GLWB will terminate and the Guarantee Benefit Fee will not be refunded. If you are entitled to a Distribution under the applicable terms and provisions of the Code, all of the Contract Value may be applied to an annuity payment option you select. Thereafter, the GLWB shall terminate. It is generally not in your best interest to annuitize this Contract rather than using the GLWB, which is provided as a standard feature, as the annuity payout could be less than the GLWB payment, and you would forfeit the Guarantee Benefit Fees paid. Once annuity starts, you can no longer take withdrawals from your GLWB Participant Contract Value.
Requesting Transfers
There is no charge for Transfers. Prior to your Annuity Commencement Date, you can Transfer all or a portion of your Contract Value among the Variable Account or to other IRA investments by Request. Great-West reserves the right to limit the number of transfers or set a minimum transfer amount. Please see your Contract for more information.
When Requesting a Transfer, you should consider its impact on your GLWB. A Transfer will result in a withdrawal from the Covered Fund, which may be treated as an Excess Withdrawal. Excess Withdrawals will reduce the guaranteed payments you receive under the GLWB, particularly when the Excess Withdrawal occurs during periods when the Covered Fund is subject to negative market performance. All withdrawals are treated as Excess Withdrawals during the Accumulation Phase of the GLWB. During the Withdrawal Phase, the sum of your withdrawals in excess of your GAW is an Excess Withdrawal.
Your Transfer Request must specify:
•the amounts being Transferred;
•the other IRA investment that will receive the Transfer.
A Transfer will take effect on the later of the date designated in the Request or the Valuation Date when we receive the Transfer Request at our Administrative Offices. Currently, there is no limit on the number of Transfers you can make to other IRA investments each calendar year. However, Great-West reserves the right to limit, upon notice, the number of Transfers you can make.
You may make Transfers by telephone or through the Internet. Great-West will use reasonable procedures in monitoring and accepting telephonic and Internet Transfer Requests designed to ensure that those Requests are genuine, such as requiring certain identifying information, tape recording telephone instructions, and providing written confirmation of a transaction. Great-West will not be liable for losses resulting from telephone or Internet Requests reasonably believed to be genuine.
We reserve the right to suspend telephone or Internet transaction privileges at any time, for some or all Contracts, at our discretion, to require that each Transfer Request be made by a separate communication to us or that that each Transfer Request be submitted in writing and signed by you. Transfer Requests by fax will not be accepted. We also reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges at any time or to impose other restrictions, including, without limitation, that a minimum amount be Transferred or that the full Covered Fund Value be Transferred if less than a minimum amount would remain in the Variable Account. Moving large amounts of money may also cause a substantial increase in Covered Fund transaction costs which you must bear.
Market Timing and Excessive Trading
The Contracts are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of Contractowners in the underlying Covered Fund. Market timing generally involves frequent or unusually large Transfers that are intended to take advantage of short-term fluctuations in the value of a Covered Fund’s portfolio securities and the reflection of that change in the Covered Fund’s share price. In addition, frequent or unusually large Transfers may harm performance by increasing Covered Fund expenses because excessive trading may force the Covered Fund to trade shares of the underlying funds in which they invest more frequently, which would increase the Covered Fund’s acquired fund fees and expenses.
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We maintain procedures designed to prevent or minimize market timing and excessive trading (collectively, “prohibited trading”) by Contractowners. As part of those procedures, the Covered Fund has instructed us to perform standardized trade monitoring and request reports of the Contractowner’s trading activity if prohibited trading is suspected. If a Contractowner’s trading activity is determined to constitute prohibited trading, as defined by the Covered Fund, Great-West will notify the Contractowner that a trading restriction will be implemented if the Contractowner does not cease the prohibited trading.
If the Covered Fund determines, or we determine based on the Covered Fund’s definition of prohibited trading, that the Contractowner continues to engage in prohibited trading, we will restrict the Contractowner from making Transfers into the identified Covered Fund for the period of time specified by the Covered Fund. Restricted Contractowners will be permitted to make Transfers out of the Covered Fund. When the Covered Fund’s restriction period has been met, the Contractowner will automatically be allowed to resume Transfers into the identified Covered Fund.
We endeavor to ensure that our procedures are uniformly and consistently applied to all Contractowners, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with Contractowners whereby we permit prohibited trading.
The Covered Fund may have adopted its own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectus for the Covered Fund should describe any policies and procedures relating to restricting prohibited trading. The frequent trading policies and procedures of the Covered Fund may be different, and more or less restrictive, than the frequent trading policies and procedures we have adopted to discourage prohibited trading. For example, a Covered Fund may impose a redemption fee. Contractowners should also be aware that we are legally obligated to provide (at the Covered Fund’s request) information about each amount you cause to be deposited into the Covered Fund (including by way of premium payments and Transfers under your Contract) or removed from the Covered Fund (including by way of withdrawals and Transfers under your Contract). If the Covered Fund identifies you as having violated the Covered Fund’s frequent trading policies and procedures, we are obligated, if the Covered Fund requests, to restrict or prohibit any further deposits or exchanges by you in respect to the Covered Fund. Under rules adopted by the SEC we are required to: (1) enter into a written agreement with the Covered Fund or its principal underwriter that will obligate us to provide to the Covered Fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the Covered Fund to restrict or prohibit further purchases or Transfers by specific Contractowners who violate the frequent trading policies established by the Covered Fund. Accordingly, if you do not comply with the Covered Fund’s frequent trading policies and procedures, you may be prohibited from directing any additional amounts into the Covered Fund or directing any Transfers or other exchanges involving the Covered Fund. You should review and comply with the Covered Fund’s frequent trading policies and procedures, which are disclosed in the Covered Fund’s current prospectus.
We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Contractowners engaging in prohibited trading. In addition, our orders to purchase shares of the Covered Fund are generally subject to acceptance by the Covered Fund, and in some cases a Covered Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Contractowner’s Transfer Request if our order to purchase shares of the Covered Fund is not accepted by, or is reversed by, the Covered Fund.
Please note that other insurance companies and retirement plans may also invest in the Covered Fund and that those companies or plans may or may not have their own policies and procedures on frequent Transfers. The purchase and redemption orders received by the Covered Fund generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The nature of such orders may limit the Covered Fund’s ability to apply the frequent trading policies and procedures. As a result, there is a risk that the Covered Fund may not be able to detect potential prohibited trading activities in the omnibus orders they receive. We cannot guarantee that the Covered Fund will not be harmed by Transfer activity relating to the retirement plans and/or other insurance companies that invest in the Covered Fund. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent Transfer activity, it may affect the value of your investments in the Covered Fund.
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Charges and Deductions
Your Contract may offer a grace period following the due date for remittance to Great-West of payments for charges and deductions. During such grace period, if applicable, the Contract will remain in force. Consult your Contract for details regarding applicable grace periods. The Variable Asset Charge, if assessed, would be deducted from the Accumulation Unit value used to calculate the Contract Value.
Variable Asset Charge
Currently, no Variable Asset Charge applies, but Great-West reserves the right to collect a Variable Asset Charge at an annualized rate of no more than 1.00% of average Contract Value to the Contract. The Variable Asset Charge compensates Great-West for the expense risk it assumes in administering and servicing the Contract and the Separate Account. The Variable Asset Charge is collected through the operation of the Net Investment Factor described in the section titled, Contract Value, above.
We may increase the Variable Asset Charge up to the maximum rate stated in this Prospectus at any time. Any increase in the rate of the Variable Asset Charge up to the maximum rate may apply prospectively either to all assets held in the Contract or only to Contributions made after the increase, as we designate.
If the Variable Asset Charge is not sufficient to cover actual costs and risks assumed, the loss will fall on us. If the charge is greater than our actual costs and risks assumed, it will result in a profit to us.
Guarantee Benefit Fee
The Contract assesses a Guarantee Benefit Fee at an annualized rate of no more than 1.50% of the Covered Fund Value. The Guarantee Benefit Fee compensates Great-West for the guarantees provided by the GLWB. It is calculated as a specified percentage of the Covered Fund Value (up to $5 million) and is deducted monthly from your Contract Value by redeeming Accumulation Units in the Variable Accounts. The fee may vary from 0.70% to no more than 1.50% of Covered Fund Value depending on our assessment of a number of factors, including interest rates, volatility, investment returns, mortality and lapse rates. Currently, the fee is 1.20% of Covered Fund Value.
We may increase the Guarantee Benefit Fee up to the maximum rate stated in this Prospectus at any time. Any increase in the rate of the Guarantee Benefit Fee up to the maximum rate may apply prospectively either to all assets held in the Contract or only to Contributions made after the increase, as we designate.
Contract Maintenance Charge
We may deduct a Contract maintenance charge from your Contract Value of not more than $100.00 each calendar year. The Contract maintenance charge reimburses us for administrative expenses associated with establishing and maintaining your Contract. If applicable, we will deduct the Contract maintenance charge annually, on the anniversary of your Election Date. The Contract Maintenance Charge, if assessed, would be deducted by redeeming Accumulation Units.
Premium Tax Deductions
Some states or other governmental entities charge Premium Taxes or similar taxes. Great-West is responsible for the payment of any such taxes and reserves the right to deduct the Premium Tax from Contract Values when the tax is due. We will give notice to all Contractownerss prior to the imposition of any such deductions from the Contract Values. The applicable Premium Tax rates that states
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and other governmental entities impose currently range from 0% to 3.5% and are subject to change by the respective state legislatures, by administrative interpretations, or by judicial act. Such Premium Taxes will depend, among other things, on the state of residence of a Contractowners, the insurance tax laws, and the status of Great-West in these states when the Premium Taxes are incurred.
Other Taxes
Under present laws, we will incur state or local taxes (in addition to the Premium Tax described above) in several states. No charges are currently deducted for taxes other than the Premium Tax. However, we reserve the right to deduct charges in the future for federal, state, and local taxes or the economic burden resulting from the application of any tax laws that we determine to be attributable to the Contract.
Expenses of the Covered Fund(s)
The net asset value of the Covered Fund reflects the deduction of the Covered Fund’s fees and deductions, which are described in the prospectus for the Covered Fund. You bear these costs indirectly when you allocate to the Variable Account. In addition, the Covered Fund may impose special transaction fees, such as redemption fees, based on Contractowners activity. If the Covered Fund imposes such a fee, that fee will be deducted from the Contract Value.
Managed Account Service and Other Financial Adviser Fees
If you are enrolled in the managed account service offered by an affiliate of Great-West, a charge will be deducted pro-rata across your selected investment options, including from this Contract. This charge will reduce your Covered Fund Value, but will not reduce your GLWB Benefit Base. The charge will be deducted quarterly.
If you have elected to use an investment adviser or consultant other than the affiliated managed account service and want to pay their fees from this Contract, you can submit a written request to our service center on a form satisfactory to us. If we approve your request, we will withdraw the amount of the charge and pay it to you. We do not make payments to third parties. We treat this fee payment as an Excess Withdrawal, which means it will reduce your Covered Fund Value dollar-for-dollar. It will also reduce your GLWB Benefit Base, which could be greater than the amount withdrawn as set forth in the Numerical Example immediately above, and this could be significant. In addition, this withdrawal may be subject to federal and state income taxes, and a 10% additional federal tax if you are under age 59 1∕2 may apply.
The amount of the Managed Account Service would be deducted pro-rata from your selected investment options, including from this Contract on a quarterly basis. Any third-party advisory fee would be deducted pro-rata at a frequency you select – monthly, quarterly, semi-annually or annually. Should you wish to discontinue these automatic withdrawals to pay the third-party advisory fees, you must submit a request to our service center and we will discontinue the withdrawals.
You should consult a tax advisor regarding the tax treatment of adviser fee payments. Please consult with your investment adviser before requesting us to pay financial adviser fees from this Contract compared to other assets you may have.
Any financial adviser fee you pay is in addition to this Contract’s fees and expenses.
You should ask your financial adviser about compensation they receive for this Contract.
Great-West is not an investment adviser, and does not provide investment advice in connection with sales of the Contract. We are not a fiduciary to you, and do not make recommendations or assess suitability.
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Custodian or Trustee Service Charges and Fees
The custodian or trustee of the IRA may separately assess charges and fees as part of the services related to offering the IRA. If applicable, those charges and fees are deducted from assets in the IRA, which may include your Contract Value. Charges and fees for these services are described in the agreement between the IRA Owner and the trustee or custodian.
Annuity Payment Options
You are not required to annuitize this Contract. You may elect an Annuity Commencement Date and the form of annuity payments at any time prior to the Settlement Phase. There is no maximum age at which you may elect to annuitize.
It is generally not in your best interest to annuitize this Contract rather than using the GLWB, which is provided as a standard feature, as the annuity payout could be less than the GLWB payment, and you would forfeit the Guarantee Benefit Fees paid. Once annuity payments start, you can no longer take withdrawals from the Participant Account Value.
You can choose from the annuity payment options described below and any other annuity payment options which Great-West may choose to make available in the future. Annuity payment options are available only on a fixed basis. The amount to be applied to an annuity payment option is: (i) the portion of the Contract Value you elected; less (ii) Premium Tax, if any, as of the Annuity Commencement Date; less (iii) any fees described in your Contract. We will determine your annuity payment by applying the appropriate annuity rate to the portion of your Contract Value you elected to apply to such annuity payment option.
Option 1 - Life Only Annuity
Under a Life Only Annuity, the Annuitant will receive payments beginning on the Annuity Commencement Date and ending with the last payment owed before the Annuitant’s death. It would be possible under this option for the Annuitant to receive only one annuity payment if the Annuitant died before the second annuity payment. If the Annuitant dies before the Annuity Commencement Date, the Contract Value shall include the amount applied toward the purchase of the annuity payment option and is payable to the designated beneficiary(ies). The Contract will operate as if the annuity payment option purchase had never occurred; the beneficiary(ies) would receive no annuity payments; and the GLWB would terminate. See “Termination of the GLWB” earlier in this Prospectus.
Option 2 - Joint & Survivor Annuity
Under a Joint & Survivor Annuity, the Annuitant will receive a life only annuity with payments beginning on the Annuity Commencement Date. If the Annuitant dies on or after the Annuity Commencement Date and is survived by the joint Annuitant, in accordance with the Annuitant’s election and the terms of the Code, a percentage of the Annuitant’s annuity payment will become payable to the joint Annuitant in form of a Life Only Annuity. If the Annuitant dies after the Annuity Commencement Date and is not survived by the joint Annuitant, annuity payments will end with the last payment owed before the Annuitant’s death. The selection of the joint Annuitant is irrevocable. It would be possible under this option for the Annuitant and the joint Annuitant to receive only one annuity payment if both persons died prior to the date the second annuity payment. If both the Annuitant and joint Annuitant die before the Annuity Commencement Date, the Contract Value also shall include the amount applied toward the purchase of the annuity payment option and is payable to the designated beneficiary(ies). The Contract will operate as if the annuity payment option purchase had never occurred; the designated beneficiary(ies) would receive no annuity payments; and the GLWB would terminate. See “Termination of the GLWB” earlier in this Prospectus.
Other annuity payment options acceptable to Great-West may be offered. Please contact your GWFS representative to determine the annuity payment options available under your Contract.
Taxation of the Contract and the GLWB
The following is a general discussion based on our interpretation of current United States federal income tax laws. This discussion does not address all possible circumstances that may be relevant to the tax treatment of a particular Contractowner. It does not address the consequences, if any, of holding a Contract or GLWB under applicable federal estate tax laws or state and local income and inheritance tax laws. You should also be aware that the tax laws may change, possibly with retroactive effect. You should consult your own tax advisor regarding the potential tax implications of purchasing a Contract or GLWB in light of your particular circumstances.
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In General
The proper characterization of the Contract and consequences for federal income tax purposes have not been directly addressed in any cases, administrative rulings or other published authorities. We can give no assurances that the Internal Revenue Service (“IRS”) will agree with our interpretations regarding the proper tax treatment of a Contract or GLWB or the effect (if any) of the purchase of a Contract or GLWB on the tax treatment of any transactions in your Contractowner Account, or that a court will agree with our interpretations if the IRS challenges them. You should consult a tax advisor before purchasing a Contract or GLWB.
IRAs
This Contract may be held by a traditional IRA, as defined in Section 408(a) of the Code, or a Roth IRA, as defined in Section 408A of the Code. IRAs permit individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includable in the individual’s gross income for the year. The contributions to a traditional IRA may be deductible in whole or in part, depending on the individual’s income. Certain distributions from retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law. No attempt is made here to provide more than general information about the use of the Contract in connection with an IRA.
Distributions under the Contract may be paid to the IRA, if permitted under the terms of the IRA, or directly to you. Distributions paid to the IRA are not in and of themselves taxable. In the case of distributions from an IRA to you, a ratable portion of the amount received is taxable, generally based on the ratio of your cost basis (if any) to your total accrued benefit under the IRA. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from IRAs. To the extent amounts are not includable in gross income because they have been properly rolled over to another IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty also will not apply to: (a) distributions made on or after the date on which you reach age 59 1∕2; (b) distributions following your death or disability (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) distributions that are part of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of your and an eligible designated beneficiary; and (d) certain other distributions specified in the Code. For more details regarding this penalty tax and other exemptions, including those related to COVID-19, that may be applicable, consult a competent tax advisor.
Generally, distributions from a traditional IRA must commence no later than April 1 of the calendar year following the year in which the individual attains age 72 (if the individual was born on or after July 1, 1949) or 70 1∕2 (if the individual was born before July 1, 1949). Required distributions must be over a period not exceeding the life or life expectancy of the individual or the joint lives or life expectancies of the individual and his or her eligible designated beneficiary. Distribution requirements also apply to both traditional and Roth IRAs upon the death of the IRA Owner. If the RMDs are not made, a 50% penalty tax is imposed as to the amount not distributed. Distributions from IRAs generally are subject to withholding for the individual’s federal income tax liability, subject to the individual’s election not to have tax withheld. The withholding rate varies according to the type of distribution and the individual’s tax status.
The Coronavirus Aid, Relief and Economic Security (CARES) Act waives the required minimum distribution rules for calendar year 2020 for (1) plans (including 401(k) plans) qualified under Code Section 401, (2) defined contribution plans described in Code Sections 403(a) and 403(b), (3) eligible governmental defined contribution plans described in Code Section 457(b) and (4) Individual Retirement Accounts and Individual Retirement Annuities described in Code Section 408. In addition, distributions which are required to be made in calendar year 2020 by reason of a required beginning date occurring in such calendar year and such distribution not having been made before January 1, 2020 are also waived.
Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover of a distribution from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct transfers from one IRA to another or conversions from a traditional to a Roth IRA.
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The Contract provides that upon your death, a surviving Spouse may have certain rights that he or she may elect to exercise. All Contract provisions relating to spousal continuation are available only to a person recognized as a spouse under Federal law. These rights are not available to a party to a registered domestic partnership, civil union, or similar formal relationship recognized under state law that is not denominated a marriage under that state’s law. You should consult a tax adviser for more information on this subject.
GLWB
If your Spouse is a joint Covered Person, your Spouse must be the sole beneficiary under the Contract.
Traditional IRAs are subject to RMD rules; if you own a Roth IRA, you are not required to receive RMDs from your Roth IRA during your life. Withdrawals during the Withdrawal Phase from your Covered Fund Value taken to meet RMD requirements, in the proportion of your Covered Fund Value to your overall IRA balance (and not taking into account any other IRAs you own), will be deemed to be within the contract limits for your Contract and will not be treated as Excess Withdrawals. The RMD shall not exceed the RMD amount calculated under the Code and regulations issued thereunder as in effect on the Election Date. In the event of a dispute about the RMD amount, our determination will govern.
Annuity purchases by nonresident aliens. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.
Seek Tax Advice. The above description of federal income tax consequences of IRAs is only a brief summary meant to alert you to the issues and is not intended as tax advice. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. Any person considering the purchase of a Contract should first consult a qualified tax advisor with regard to the suitability of a Contract as an IRA.
Voting Rights
To the extent required by applicable law, Great-West will vote all Covered Fund shares held in the Separate Account at regular and special shareholder meetings of the Covered Fund in accordance with instructions received from persons having voting interests in the corresponding Variable Account. If the 1940 Act or any regulation is amended, or if the present interpretation thereof changes, or if Great-West determines that we are allowed to vote all Covered Fund shares in our own right, we may elect to do so.
The number of votes that are available will be calculated separately for the Variable Account. That number will be determined by applying the Contractowner’s percentage interest, if any, in the Variable Account to the total number of votes attributable to that Variable Account. The Contractowner holds a voting interest in the Variable Account to which Contract Value is allocated. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Covered Fund.
Shares for which we do not receive timely instructions and shares we hold as to which Contractowners have no beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in the Variable Account. Therefore, because of proportional voting, a small number of Contractowners may control the outcome of a vote. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.
Payment of Withdrawal Proceeds
We usually pay the amounts of any surrender, cash withdrawal or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death (in Good Order) at our Mailing Address. However, we can postpone such payments if any of the following occurs:
•The NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC;
•The SEC permits, by an order, the postponement for the protection of Contractowners;
•The SEC determines that an emergency exists that would make the disposal of securities held in the Separate Account or the determination of their value not reasonably practicable; and
•When mandated under applicable law.
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Distribution of the Contracts
GWFS is the principal underwriter and the distributor of the Contracts, and is a wholly-owned indirect subsidiary of Great-West. GWFS is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). Its principal offices are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111, telephone (800) 701-8255.
The maximum commission as a percentage of the Contributions made under a Contract payable to GWFS agents, independent registered insurance brokers and other registered broker-dealers is 8.0%. The Company also may pay a marketing allowance or allow other promotional incentives or payments to eligible broker/dealers in the form of cash or other compensation, as mutually agreed upon by the Company and eligible broker/dealers, to the extent permitted by FINRA rules and other applicable laws and regulations.
Compensation paid to GWFS agents, independent registered insurance brokers and other broker-dealers is not paid directly by Contractowners or the Separate Account. Great-West and its affiliates intend to fund this compensation through fees and charges imposed under the Contract, and from profits on payments received by Great-West and its affiliates for providing administrative, marketing, and other support and services to the Covered Fund. Great-West and its affiliates may pay a portion of the compensation received from Covered Fund to GWFS agents, independent registered insurance brokers, and other broker-dealers for distribution services.
In addition to the direct cash compensation described above for sales of the Contracts, Great-West and/or its affiliates also pay GWFS agents additional cash and non-cash incentives to promote the sale of the Contract and other products distributed by GWFS, including the Covered Fund under the Contract. Great-West and/or its affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which GWFS agents may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, Great-West and/or its affiliates may also pay for travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive payments may vary depending on the arrangement in place at any particular time. Currently, GWFS agents are eligible to receive additional cash compensation in the form of a bonus when retirement plan clients invest in affiliated products. Cash incentives payable to GWFS agents may be based on certain performance measurements, including a percentage of the net amount invested in the Covered Fund through the Contract. These additional payments could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a GWFS agent to recommend or sell the Contract instead of other products, which may not necessarily be to your benefit.
You should ask your GWFS agent, independent registered insurance broker or other broker-dealer representative for further information about compensation he or she may receive in connection with your purchase of a Contract.
State Variations
Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this Prospectus because of state law variations. These differences may include, among other things, free look rights and issue age limitations. This Prospectus describes the material rights and obligations of a Contractowner, and the maximum fees and charges for all Contract features and benefits are set forth in the fee table of this Prospectus. State specific variations will be included in your Contract or in endorsements attached to your Contract and are also included in Appendix B to this Prospectus. See your agent or contact us for information that is specific to your state.
Rights Reserved by Great-West
We reserve the right to make certain changes to the structure and operation of the Separate Account if, in our judgment, they would best serve the interests of Contractowners, or would be appropriate in carrying out the purposes of the Contracts. Any changes will be made only to the extent and in the manner permitted by applicable laws. When required by law, Great-West will obtain the applicable Contractowner’s approval of the changes, as well as any required approval from any appropriate regulatory authority. Great-West will provide notice of these changes to the Contractowner at the Contractowner’s last known address on file with Great-West.
Subject to compliance with applicable law, we may make certain changes to the investment options available under the Contract, including adding Variable Accounts that invest in investment portfolios suitable for the Contract, removing Variable Accounts, or substituting the Covered Fund in which a Variable Account invests. If Great-West informs you that we are closing to new investment a Variable Account to which you are currently allocating money, we will ask that you promptly submit future alternative allocation instructions. If Great-West does not receive your changed allocation instructions, we may return all affected new Contributions or
37

Transfers or allocate those new Contributions and Transfers as indicated in the written notice provided to you. Contributions and Transfers you make to a Variable Account closed to new investment before the effective date of the notice may be kept in the closed Variable Account.
Unclaimed and Abandoned Property
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, Covered Persons, annuitants, beneficiaries, and other payees. Such updates should be communicated in a form and manner satisfactory to us.
Legal Proceedings
We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are reasonably likely to have a material adverse impact on the Separate Account, on the ability of GWFS to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.
Independent Registered Public Accounting Firm
The financial statements and financial highlights of each of the investment divisions of the Variable Annuity-8 Series Account of Great-West Life & Annuity Insurance Company included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
Independent Auditor
The statutory-basis financial statements of Great-West Life & Annuity Insurance Company, included in the Statement of Additional Information in the Registration Statement, have been audited by Deloitte & Touche LLP, an independent auditor, as stated in their report. Such financial statements are included in reliance upon the report of such firm given their authority as experts in accounting and auditing.
38

Appendix A – Covered Fund Available Under the Contract
The following is a list of the Covered Fund(s) currently available under the Contract. More information about the available Covered Fund is available in the prospectus for the Covered Fund, which may be amended from time to time and can be found online at https://www.greatwestinvestments.com/great-west-funds/fund-documents.shtml. You can also request this information at no cost by calling (866) 831-7129 or sending an email request to email@greatwestfunds.com.
The current expenses and performance information below reflect fees and expenses of the Covered Fund(s), but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. The past performance of a Covered Fund is not necessarily an indication of future performance.
COVERED FUND TYPE	COVERED FUND AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
Balanced	Great-West SecureFoundation® Balanced Fund Adviser: Great-West Capital Management, LLC Sub-Adviser: N/A	0.60%[1]	11.45%	10.14%	9.27%
[1] This Covered Fund’s Current Expense reflects temporary fee reduction.
A-1

Appendix B - State Variations
STATE	CONTRACT
AL
AK
AZ
AR
CA
Over 60 front Cover:
IMPORTANT
YOU HAVE PURCHASED A VARIABLE ANNUITY CONTRACT. CAREFULLY REVIEW IT FOR
LIMITATIONS. THIS POLICY MAY BE RETURNED WITHIN 30 DAYS FROM THE DATE YOU RECEIVED
IT. DURING THAT 30-DAY PERIOD, YOUR MONEY WILL BE PLACED IN A FIXED ACCOUNT OR
MONEY-MARKET FUND, UNLESS YOU DIRECT THAT THE PREMIUM BE INVESTED IN A STOCK OR
BOND PORTFOLIO UNDERLYING THE CONTRACT DURING THE 30-DAY PERIOD. IF YOU DO NOT
DIRECT THAT THE PREMIUM BE INVESTED IN A STOCK OR BOND PORTFOLIO, AND IF YOU
RETURN THE POLICY WITHIN THE 30-DAY PERIOD, YOU WILL BE ENTITLED TO A REFUND OF THE
PREMIUM AND POLICY FEES. IF YOU DIRECT THAT THE PREMIUM BE INVESTED IN A STOCK OR
BOND PORTFOLIO DURING THE 30 DAY PERIOD, AND IF YOU RETURN THE POLICY DURING THAT
PERIOD, YOU WILL BE ENTITLED TO A REFUND OF THE POLICY’S ACCOUNT VALUE ON THE DAY
THE POLICY IS RECEIVED BY THE INSURANCE COMPANY OR AGENT WHO SOLD YOU THIS
POLICY, WHICH COULD BE LESS THAN THE PREMIUM YOU PAID FOR THE POLICY. A RETURN OF
THE POLICY MAY RESULT IN A SUBSTANTIAL PENALTY.
You have a 30 day right to cancel. If you are not satisfied with the Contract, return it to the Empower Retirement
IRA Center or an agent of the Company. The Contract will be void from the start, and the Company will refund the Surrender Value provided in the Contract, plus any fees or charges deducted from the premiums or imposed under the Contract.
INDIVIDUAL FLEXIBLE PREMIUM VARIABLE ANNUITY
Contract:Page 22
SECTION 14. GENERAL PROVISIONS
14.02 Entire Contract - This Contact, including any amendments, endorsements, specification page and/or riders constitutes the entire contract between the Owner and Great-West. All statements in the application, in the absence of fraud, have been accepted as representations and not warranties.

CO
CT
DC
Contract:Page 22
SECTION 14. GENERAL PROVISIONS
14.02 Entire Contract - This Contact, including any amendments, endorsements, specification page and/or riders constitutes the entire contract between the Owner and Great-West. All statements in the application, in the absence of fraud, have been accepted as representations and not warranties.

DE
FL
Contract: Page 10
SECTION 5. CONTRIBUTIONS AND DEPOSITS
5.01 Contributions
The Company reserves the right to stop accepting Contributions altogether only if required by law or if the Company can no longer support the Guarantees under the Contract or if the Company stops selling the Contract.

GA
HI
ID
IL

STATE	CONTRACT
IN
IA
KS
KY
LA
ME
MD
MA
MI
MN
MS
MO
MT
NE
NV
NH
NJ
NM
NY	NOT AVAILABLE
NC
ND
OH
OK
OR
PA
RI
SC
SD
TN
TX
UT
VT
VA
WA
WV

STATE	CONTRACT
WI
WY

You can find more detail pertaining to the Contract in the Statement of Additional Information (the “SAI”), dated May 1, 2022, which has been filed with the SEC. The SAI has been incorporated by reference as a matter of law into this Prospectus. The SAI may be obtained without charge by contacting the Company at its Administrative Office or by calling (866) 696-8232. You may also obtain copies of the Prospectus, material incorporated by reference and another information regarding the Company.
Reports and other information about the Separate Account and the Contract are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment, of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
C0001639105.
4

VARIABLE ANNUITY-8 SERIES ACCOUNT
GREAT-WEST SECUREFOUNDATION® II VARIABLE ANNUITY
An Individual Flexible Premium Variable Deferred Annuity Contract
issued by
Great-West Life & Annuity Insurance Company
8515 E. Orchard Road
Greenwood Village, Colorado 80111
Telephone: (800) 537-2033
STATEMENT OF ADDITIONAL INFORMATION
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated May 2, 2022, which is available without charge by contacting the Retirement Service Center at P.O. Box 173764, Denver, Colorado 80217-3764, or at (866) 317-6586.
The date of this Statement of Additional Information is
May 2, 2022
i

ii

GENERAL INFORMATION
In order to supplement the description in the Prospectus, the following provides additional information about the Contracts and other matters which may be of interest to you. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the heading “Definitions.”
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY AND VARIABLE ANNUITY-8 SERIES ACCOUNT
Great-West Life & Annuity Insurance Company (“Great-West” or the “Company”), the issuer of the Contract, is a stock life insurance company that qualified to sell life insurance and annuity contracts in Puerto Rico, U.S. Virgin Islands, Guam, the District of Columbia and all states except New York.
The Company was originally organized under the laws of the State of Kansas as the National Internment Association. Its name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation, prior to adopting our current name in 1982. In September 1990, the Company was re-domesticated and is now organized under the laws of the state of Colorado.
Great-West is a wholly-owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is a wholly-owned subsidiary of Great-West Lifeco U.S. LLC, a holding company, which in turn is a wholly-owned subsidiary of Great-West Financial (Nova Scotia) Co., also a holding company. Great-West Financial (Nova Scotia) Co. is a wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Lifeco operates in the United States primarily through the Company and through Putnam Investments, LLC (“Putnam”), and in Canada and Europe through The Canada Life Assurance Company (“CLAC”) and Irish Life Group Limited and their respective subsidiaries. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Through a group of private holding companies, The Desmarais Family Residuary Trust, which was created on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.
Great-West established the Separate Account on March 24, 2015. The Separate Account consists of Variable Accounts and is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as a unit investment trust. This registration does not involve SEC supervision of the Separate Account or Great-West.
The assets allocated to the Variable Annuity-8 Series Account (the “Separate Account”) are the exclusive property of the Company. Registration of the Separate Account under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Separate Account or of the Company by the Securities and Exchange Commission. The Company may accumulate in the Separate Account proceeds from charges under the Contracts and other amounts in excess of the Separate Account assets representing reserves and liabilities under the Contract and other variable annuity contracts issued by the Company. The Company may from time to time transfer to its general account any of such excess amounts. Under certain remote circumstances, the assets of one Variable Account may not be insulated from liability associated with another Variable Account.
On June 3, 2019, the Company entered into an indemnity reinsurance agreement (the “Agreement”) with Protective Life Insurance Company (“Protective”) to indemnify and reinsure the obligations of Great-West  under substantially all of its non-participating individual life insurance and annuity business and group life and health business. The Contract was not impacted by the transaction.
LEGAL MATTERS
All matters of applicable state law pertaining to the Contracts, including the Company’s right to issue the Contracts, have been passed upon by the Company’s Chief Compliance Officer. Eversheds Sutherland (USA) LLP of Washington, DC has provided advice on certain matters relating to the federal securities laws.
SERVICES
A. Safekeeping of Separate Account Assets
The assets of the Separate Account are held by the Company. The assets of the Separate Account are kept physically segregated and held separate and apart from the general account of the Company. The Company maintains records of all purchases and redemptions of shares of the Portfolios. Additional protection for the assets of the Separate Account is afforded by a financial institution bond that includes fidelity coverage issued to Great-West LifeCo, Inc. and subsidiary companies in the amount of $50 million (Canadian) per occurrence and $100 million (Canadian) aggregate, which covers all officers and employees of the Company.
B. Independent Registered Public Accounting Firm
Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as the Variable Annuity-8 Series Account’s independent registered public accounting firm.
The financial statements and financial highlights of each of the investment divisions of the Variable Annuity-8 Series Account of Great-West Life & Annuity Insurance Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
Independent Auditor
The statutory-basis financial statements of Great-West Life & Annuity Insurance Company, included in this Statement of Additional Information in the Registration Statement, have been audited by Deloitte & Touche LLP, an independent auditor, as stated in their report. Such financial statements are included in reliance upon the report of such firm given their authority as experts in accounting and auditing.
C. Principal Underwriter
The offering of the Contracts is made on a continuous basis by GWFS Equities, Inc. (“GWFS”), a wholly owned subsidiary of the Company. GWFS is a Delaware corporation, registered as a broker/dealer with the SEC, and a member of FINRA. The Company does not anticipate discontinuing the offering of the Contract, although it reserves the right to do so. The Contract generally will be issued from birth to age 85.
WITHHOLDING
Annuity payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.
Notwithstanding the recipient's election, withholding may be required with respect to certain payments to be delivered outside the United States. Moreover, special “backup withholding” rules may require the Company to disregard the recipient's election if the recipient fails to supply the Company with a “TIN” or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies the Company that the TIN provided by the recipient is incorrect.
We may be required to withhold at a rate of 30% under the Foreign Account Tax Compliance Act (“FATCA”) on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective purchasers with accounts in foreign financial institutions or non-financial foreign entities are advised to consult with a competent tax advisor regarding the application of FATCA to their purchase situation.
FINANCIAL STATEMENTS
The statutory financial statements of the Company should be considered only as bearing upon the Company’s ability to meet its obligations under the Contracts, and they should not be considered as bearing on the investment performance of the Separate Account.
2

AUDITED FINANCIAL REPORT

Great-West Life & Annuity Insurance Company Audited Annual Statutory Financial Statements

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2021 and 2020 and

Related Statutory Statements of Operations,

Changes in Capital and Surplus and Cash Flows and Notes to the Financial Statements for Each of the Three Years in the Period Ended December 31, 2021 and Independent Auditor’s Report

Item 8.	Financial Statements and Supplementary Data

Deloitte & Touche LLP 1601 Wewatta Street, Suite 400 Denver, CO,80202 USA Tel: +1 303-292-5400 Fax: 303 312 4000 www.Deloitte.com
INDEPENDENT AUDITOR’S REPORT To the Board of Directors and Stockholder of Great-West Life & Annuity Insurance Company Greenwood Village, Colorado

Opinions

We have audited the statutory-basis financial statements of Great-West Life & Annuity Insurance Company (the “Company”) (a wholly-owned subsidiary of GWL&A Financial Inc.), which comprise the statutory-basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2021 and 2020, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2021, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years then ended, in accordance with the accounting practices prescribed or permitted by the Colorado Division of Insurance described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years then ended.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Colorado Division of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Colorado Division of Insurance. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Emphasis of Matter

The Company engages in various related-party transactions with affiliates under common control as discussed in Note 3 to the statutory-basis financial statements. The accompanying statutory-basis financial statements are not necessarily indicative of the conditions that would have existed or the results of operations that would prevail if the Company had been operated as an unaffiliated company. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Colorado Division of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•

Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2021 audit was conducted for the purpose of forming an opinion on the 2021 statutory-basis financial statements as a whole. The supplemental schedule of investment risk interrogatories, the supplemental summary investment schedule, the supplemental schedule of selected financial data, and the supplemental schedule of reinsurance contracts with risk-limiting features as of and for the year ended December 31, 2021, are presented for purposes of additional analysis and are not a required part of the 2021 statutory-basis financial statements. These schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2021 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2021 statutory-basis financial statements as a whole.

April 15, 2022

Denver, CO

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

December 31, 2021 and 2020

(In Thousands, Except Share Amounts)

	December 31,
	2021	2020

Admitted assets:

Cash and invested assets:

Bonds	$26,797,337	$25,712,083

Preferred stock	116,878	119,687

Common stock	220,224	223,883

Mortgage loans (net of allowances of $745 and $745)	4,304,031	4,123,666

Real estate occupied by the company	38,451	41,951

Real estate held for the production of income	1,741	1,825

Contract loans	3,795,766	3,874,206

Cash, cash equivalents and short-term investments	2,448,555	3,470,914

Securities lending collateral assets	126,254	206,811

Other invested assets	1,009,718	750,477

Total cash and invested assets	38,858,955	38,525,503

Investment income due and accrued	272,051	267,276

Premiums deferred and uncollected	16,102	16,256

Reinsurance recoverable	211,857	80,249

Funds held or deposited with reinsured companies	6,581,244	6,760,741

Current federal income taxes recoverable	33,715	70,655

Deferred income taxes	22,464	125,959

Due from parent, subsidiaries and affiliates	91,587	94,584

Other assets	530,688	669,038

Assets from separate accounts	29,244,525	28,455,204

Total admitted assets	$75,863,188	$75,065,465

See notes to statutory financial statements.	Continued

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

December 31, 2021 and 2020

(In Thousands, Except Share Amounts)

	December 31,
	2021	2020

Liabilities, capital and surplus:

Liabilities:

Reserves for life insurance and annuities and accident and health policies	$33,909,465	$36,152,903

Liability for deposit-type contracts	7,212,008	5,215,962

Provision for policyholders’ dividends	10,042	18,324

Liability for premiums received in advance	2	2

Unearned investment income	5,031	121

Asset valuation reserve	236,291	202,003

Interest maintenance reserve	479,748	678,773

Due to parent, subsidiaries and affiliates	2,616	16,578

Commercial paper	95,988	98,983

Payable under securities lending agreements	126,254	206,811

Other liabilities	1,621,862	1,858,504

Liabilities from separate accounts	29,244,515	28,455,194

Total liabilities	72,943,822	72,904,158

Commitments and contingencies (see Note 19)

Capital and surplus:

Preferred stock, $1 par value, 50,000,000 shares authorized; none issued and outstanding	—	—

Common stock, $1 par value; 50,000,000 shares authorized; 16,862,210 and 16,859,018 shares issued and outstanding in 2021 and 2020, respectively	16,862	16,859

Surplus notes	2,112,656	921,980

Gross paid in and contributed surplus	3,786,229	3,782,019

Unassigned deficit	(2,996,381)	(2,559,551)

Total capital and surplus	2,919,366	2,161,307

Total liabilities, capital and surplus	$75,863,188	$75,065,465

See notes to statutory financial statements.	Concluded

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statutory Statements of Operations

Years Ended December 31, 2021, 2020 and 2019

(In Thousands)

	Year Ended December 31,
	2021	2020	2019

Income:

Premium income and annuity consideration	$6,326,927	$12,831,872	$(5,366,421)

Net investment income	1,262,737	948,344	1,099,451

Amortization of interest maintenance reserve	68,148	39,141	8,280

Commission and expense allowances on reinsurance ceded	195,658	172,698	265,105

Fee income from separate accounts	212,049	62,302	101,629

Reserve adjustment on reinsurance ceded	(1,518,822)	7,157,573	(592,883)

Miscellaneous income	307,833	41,467	267,637

Total income	6,854,530	21,253,397	(4,217,202)

Expenses:

Death benefits	74,119	92,253	204,509

Annuity benefits	202,893	95,252	155,286

Disability benefits and benefits under accident and health policies	68	76	17,762

Surrender benefits	14,800,797	3,842,313	4,403,521

(Decrease) increase in aggregate reserves for life and accident and health policies and contracts	(1,038,595)	16,448,620	(8,139,385)

Other benefits	125,116	8,722	6,208

Total benefits	14,164,398	20,487,236	(3,352,099)

Commissions	38,460	2,222,528	162,942

Other insurance expenses	543,438	371,028	496,310

Net transfers from separate accounts	(8,135,847)	(809,028)	(1,328,143)

Interest maintenance reserve reinsurance activity	(83,737)	661,450	(512,033)

Total benefit and expenses	6,526,712	22,933,214	(4,533,023)

Net gain (loss) from operations before dividends to policyholders, federal income taxes and realized capital gains (losses)	327,818	(1,679,817)	315,821

Dividends to policyholders	9,847	18,497	23,461

Net gain (loss) from operations after dividends to policyholders and before federal income taxes and net realized capital gains (losses)	317,971	(1,698,314)	292,360

Federal income tax expense (benefit)	22,402	(20,260)	(98,467)

Net gain (loss) from operations before net realized capital gains (losses)	295,569	(1,678,054)	390,827

Net realized capital gains (losses) less capital gains tax and transfers to interest maintenance reserve	3,399	(16,958)	(8,022)

Net income (loss)	$298,968	$(1,695,012)	$382,805

See notes to statutory financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statutory Statements of Changes in Capital and Surplus

Years Ended December 31, 2021, 2020 and 2019

(In Thousands)

	Year Ended December 31,
	2021	2020	2019
Capital and surplus, beginning of year	$2,161,307	$1,441,755	$1,326,919

Net income (loss)	298,968	(1,695,012)	382,805

Dividends to stockholder	(506,000)	(357,752)	(639,801)

Change in net unrealized capital (losses) gains, net of income taxes	(57,312)	(288,936)	57,398

Change in minimum pension liability, net of income taxes	1,054	(1,589)	(4,209)

Change in asset valuation reserve	(34,288)	(7,971)	10,360

Change in non-admitted assets	(26,148)	(708,501)	92,424

Change in net deferred income taxes	(23,502)	256,714	(129,400)

Capital paid-in	3	9,539	—

Surplus paid-in	4,210	3,067,719	4,029

Change in surplus as a result of reinsurance	(83,840)	(83,521)	537,566

Change in capital and surplus as a result of separate accounts	—	—	(428)

Change in unrealized foreign exchange capital (losses) gains	(5,762)	2,693	(20)

Change in surplus notes	1,190,676	526,169	(195,888)

Net change in capital and surplus for the year	758,059	719,552	114,836

Capital and surplus, end of year	$2,919,366	$2,161,307	$1,441,755

See notes to statutory financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statutory Statements of Cash Flows

Years Ended December 31, 2021, 2020 and 2019

(In Thousands)

	Year Ended December 31,
	2021	2020	2019

Operating activities:

Premium income, net of reinsurance	$6,111,400	$6,588,902	$3,654,066

Investment income received, net of investment expenses paid	1,268,121	809,931	962,732

Other miscellaneous income received	676,928	59,348	577,059

Benefit and loss related payments, net of reinsurance	(17,574,577)	(3,803,044)	(4,542,350)

Net transfers from separate accounts	8,135,856	816,837	1,375,094

Commissions, other expenses and taxes paid	(516,711)	(2,758,668)	(526,161)

Dividends paid to policyholders	(18,101)	(24,228)	(30,537)

Federal income taxes received (paid), net	120,217	(18,530)	5,267

Net cash (used in) provided by operating activities	(1,796,867)	1,670,548	1,475,170

Investing activities:

Proceeds from investments sold, matured or repaid:

Bonds	5,229,242	2,794,468	2,430,562

Stocks	11,589	53	19,187

Mortgage loans	452,409	295,116	343,441

Other invested assets	14,017	38,065	19,597

Net (losses) gains on cash, cash equivalents and short-term investments	(1,134)	83	5

Miscellaneous proceeds	58,571	544,448	24,100

Cost of investments acquired:

Bonds	(6,607,132)	(6,396,829)	(2,770,357)

Stocks	(4,554)	(221,630)	(3,585)

Mortgage loans	(655,511)	(89,330)	(114,542)

Real estate	—	(2,724)	(9,052)

Other invested assets	(351,303)	(905,616)	(46,617)

Miscellaneous applications	(220,740)	(274,834)	—

Net change in contract loans and premium notes	170,563	127,912	(3,120)

Net cash used in investing activities	(1,903,983)	(4,090,818)	(110,381)

Financing and miscellaneous activities:

Surplus notes	1,192,007	527,500	(195,000)

Capital and paid in surplus	3,756	3,076,665	3,130

Deposit-type contracts, net	1,865,132	1,963,991	(5,399)

Dividends to stockholder	(506,000)	(357,752)	(639,801)

Funds (repaid) borrowed, net	(2,995)	(916)	1,041

Other	126,580	(136,621)	60,135

Net cash provided by (used in) financing and miscellaneous activities	2,678,480	5,072,867	(775,894)

Net (decrease) increase in cash, cash equivalents and short-term investments and restricted cash	(1,022,370)	2,652,597	588,895

Cash, cash equivalents and short-term investments and restricted cash:

Beginning of year	3,470,926	818,329	229,434

End of year	$2,448,556	$3,470,926	$818,329

The cash, cash equivalents and short-term investments and restricted cash balance includes $1 and $12 of restricted cash as of December 31, 2021 and 2020, respectively, which is non-admitted and not included in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

See notes to statutory financial statements.	Continued

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statutory Statements of Cash Flows

Years Ended December 31, 2021, 2020 and 2019

(In Thousands)

	Year Ended December 31,
	2021	2020	2019

Non-cash investing and financing transactions during the year:

Share-based compensation expense	$457	$593	$899

In 2020, non-cash transfers of $9,848 million of assets and liabilities occurred as a part of the MassMutual transaction. In 2019, non-cash transfers of $8,938 million of assets and liabilities occurred as a part of the Protective transaction. Refer to Note 9 for further information on the MassMutual transaction.

See notes to statutory financial statements.	Concluded

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

1. Organization and Significant Accounting Policies

Great-West Life & Annuity Insurance Company (the “Company” or “GWL&A”) is a direct wholly-owned subsidiary of GWL&A Financial Inc. (“GWL&A Financial”), a holding company. GWL&A Financial is a direct wholly-owned subsidiary of Great-West Lifeco U.S. LLC (“Lifeco U.S.”) and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”), a Canadian holding company. The Company offers a wide range of retirement and investment products to individuals, businesses and other private and public organizations throughout the United States. The Company is an insurance company domiciled in the State of Colorado and is subject to regulation by the Colorado Division of Insurance (“Division”).

The Company is authorized to engage in the sale of life insurance, accident and health insurance and annuities. It is qualified to do business in all states in the United States, except New York, and in the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands. The Company is also a licensed reinsurer in New York.

Effective December 31, 2020, the Company completed the acquisition, via indemnity reinsurance (“the MassMutual transaction”), of the retirement services business of Massachusetts Mutual Life Insurance Company (“MassMutual”). The Company has now assumed the economics and risks associated with the reinsurance business. Per the transaction agreement, the Company acquired statutory assets equal to liabilities. The business assumed is primarily group annuities. See Note 9 for further discussion of the MassMutual transaction.

Effective June 1, 2019, the Company completed the sale, via indemnity reinsurance (the “Protective transaction”), of substantially all of its individual life insurance and annuity business to Protective Life Insurance Company (“Protective”) who now assumes the economics and risks associated with the reinsured business. Per the transaction agreement, the Company transferred statutory assets equal to liabilities. The business transferred included bank-owned and corporate-owned life insurance, single premium life insurance, individual annuities as well as closed block life insurance and annuities. The Company retained a block of life insurance, predominantly participating policies which are now administered by Protective, as well as a closed reinsurance acquired block. Post-transaction, the Company focuses on the defined contribution retirement and asset management markets. See Note 9 for further discussion of the Protective transaction.

The statutory financial statements have been prepared from the separate records maintained by the Company and may not necessarily be indicative of the conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated company.

Accounting policies and use of estimates

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the Division. The Division requires that insurance companies domiciled in the State of Colorado prepare their statutory financial statements in accordance with the National Association of Insurance Commissioners Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviations prescribed or permitted by the State of Colorado Insurance Commissioner.

The only prescribed deviation that impacts the Company allows the Company to account for certain separate account products at book value instead of fair value. The Division has not permitted the Company to adopt any accounting practices that have an impact on the Company’s statutory financial statements as compared to NAIC SAP or the Division’s prescribed accounting practices. There is no impact to either capital and surplus or net income as a result of the prescribed accounting practice.

Statutory accounting principles vary in some respects from accounting principles generally accepted in the United States of America (“GAAP”). The more significant of these differences are as follows:

•

Bonds, including loan-backed and structured securities (collectively referred to as “bonds”), are carried at statutory adjusted carrying value in accordance with the National Association of Insurance Commissioners (“NAIC”) designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the structured securities ratings methodology, or (c) for perpetual bonds that do not possess an effective call option, is carried at fair value regardless of NAIC designation. Under GAAP, bonds are carried at amortized cost for securities classified as held-to-maturity and fair value for securities classified as available-for-sale and held-for-trading.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

•

Redeemable preferred stocks are carried at statutory carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the redeemable preferred stock is designated a four to six, in which case it is reported at the lower of amortized cost or fair value. Under GAAP, redeemable preferred stocks are carried at amortized cost for securities classified as held-to-maturity and fair value for securities classified as available-for-sale and held-for-trading.

•

Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Under GAAP, short-term investments include securities purchased with investment intent and with remaining maturities, at the time of acquisition, of one year or less.

•

As prescribed by the NAIC, the asset valuation reserve (“AVR”) is computed in accordance with a prescribed formula and represents a provision for possible non-interest related fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to unassigned surplus. This type of reserve is not necessary or required under GAAP.

•

As prescribed by the NAIC, the interest maintenance reserve (“IMR”) consists of net accumulated unamortized realized capital gains and losses, net of income taxes, on sales or interest related impairments of bonds and derivative investments attributable to changes in the general level of interest rates. Such gains or losses are initially deferred and then amortized into income over the remaining period to maturity, based on groupings of individual securities sold in five-year bands. An IMR asset is generally designated as a non-admitted asset and is recorded as a reduction to capital and surplus. Under GAAP, realized gains and losses are recognized in income in the period in which a security is sold.

•

As prescribed by the NAIC, an other-than-temporary impairment (“OTTI”) is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Under GAAP, if either (a) management has the intent to sell a bond investment or (b) it is more likely than not the Company will be required to sell a bond investment before its anticipated recovery, a charge is recorded in net realized investment losses equal to the difference between the fair value and cost or amortized cost basis of the security. If management does not intend to sell the security and it is not more likely than not the Company will be required to sell the bond investment before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the bond investment prior to impairment) is less than the amortized cost basis of the bond investment (referred to as the credit loss portion), an OTTI is considered to have occurred.

Under GAAP, total OTTI is bifurcated into two components: the amount related to the credit loss, which is recognized in current period earnings through realized capital losses; and the amount attributed to other factors (referred to as the non-credit portion), which is recognized as a separate component in accumulated other comprehensive income (loss). As prescribed by the NAIC, non-interest related OTTI is only bifurcated on loan-backed and structured securities. Factors related to interest and other components do not have a financial statement impact and are disclosed in “Unrealized losses and OTTI” in the notes to the statutory financial statements.

•

Derivatives that qualify for hedge accounting are carried at the same valuation method as the underlying hedged asset, while derivatives that do not qualify for hedge accounting are carried at fair value. Under GAAP, all derivatives, regardless of hedge accounting treatment, are recorded on the balance sheet in other assets or other liabilities at fair value. As prescribed by the NAIC, for those derivatives which qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded consistently with how the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction are recorded. Under GAAP, if the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in accumulated other comprehensive income and are recognized in the income statements when the hedged item affects earnings. Changes in fair value resulting from foreign currency translations are recorded in either AOCI or net investment income, consistent with where they are recorded on the underlying hedged asset or liability. Changes in the fair value, including changes resulting from foreign currency translations, of derivatives not eligible for hedge accounting or where hedge accounting is not elected and the over effective portion of cash flow hedges are recognized in investment gains (losses) as a component of net income in the period of the change. Realized foreign currency transactional gains and losses on derivatives subject to hedge accounting are recorded in net investment income, whereas those on derivatives not subject to hedge accounting are recorded in investment gains (losses). As prescribed by the NAIC, upon termination of a derivative that qualifies for

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

hedge accounting, the gain or loss is recognized in income in a manner that is consistent with the hedged item. Alternatively, if the item being hedged is subject to IMR, the gain or loss on the hedging derivative is realized and is subject to IMR upon termination. Under GAAP, gains or losses on terminated contracts that are effective hedges are recorded in earnings in net investment income or other comprehensive income. The gains or losses on terminated contracts where hedge accounting is not elected, or contracts that are not eligible for hedge accounting, are recorded in investment gains (losses).

•

The Company enters into dollar repurchase agreements with third party broker-dealers. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The dollar repurchase trading strategy involves the sale of securities, with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. If the assets to be repurchased are the same, or substantially the same, as the assets transferred, the transactions are accounted for as secured borrowings. Transactions that do not meet the secured borrowing requirements are accounted for as bond purchases and sales. Under GAAP, these transactions are recorded as forward settling to be announced (“TBA”) securities that are accounted for as derivative instruments, but hedge accounting is not elected as the Company does not regularly accept delivery of such securities when issued.

•

Acquisition costs, such as commissions and other costs incurred in connection with acquiring new business, are charged to operations as incurred, rather than deferred and amortized over the lives of the related contracts as under GAAP.

•

Deferred income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned deficit, whereas under GAAP deferred taxes are included in the determination of net income.

•

Certain assets, including various receivables, furniture and equipment and prepaid assets, are designated as non-admitted assets and are recorded as a reduction to capital and surplus, whereas they are recorded as assets under GAAP.

•

For statutory accounting, business combinations must either create a parent-subsidiary relationship (statutory purchase) or there must be an exchange of equity with one surviving entity (statutory merger). Under GAAP, an integrated set of activities and assets that are capable of being conducted and managed for the purpose of providing economic benefits to its investors can meet the definition of a business. As such, under GAAP, certain reinsurance agreements could be accounted for as a business acquisition.

•

For statutory purchases, the excess of the cost of acquiring an entity over the Company’s share of the book value of the acquired entity is recorded as goodwill which is admissible subject to limitations and is amortized over the period in which the Company benefits economically, not to exceed ten years. For statutory mergers, no acquisition is recognized because it is accomplished without exchanging resources. As such, the recorded assets, liabilities, and surplus of the acquired company (adjusted to conform to statutory accounting principles) will be carried forward into the combined company. Under GAAP in a business combination, the excess of the cost of acquiring an entity over the acquisition-date fair value of identifiable assets acquired and liabilities assumed is allocated between goodwill, indefinite-lived intangible assets and definite-lived intangible assets. Goodwill and indefinite-lived intangible assets are not amortized and definite-lived intangible assets are amortized over their estimated useful lives under GAAP.

•

Aggregate reserves for life policies and contracts are based on statutory mortality and interest requirements and without consideration of withdrawals, which differ from reserves established under GAAP that are based on assumptions using Company experience for mortality, interest, and withdrawals.

•	Surplus notes are reflected as a component of capital and surplus, whereas under GAAP they are reflected as a liability.

•

The policyholder’s share of net income on participating policies that has not been distributed to participating policyholders is included in capital and surplus in the statutory financial statements. For GAAP, these amounts are reported as a liability with a charge to net income.

•

Changes in separate account values from cash transactions are recorded as premium income and benefit expenses whereas they do not impact the statement of operations under GAAP and are presented only as increases or decreases to account balances.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

•

Benefit payments and the related decrease in policy reserves are recorded as expenses for all contracts subjecting the Company to any mortality risk. Under GAAP, such benefit payments for life and annuity contracts without significant mortality risks are recorded as direct reductions to the policy reserve liability.

•

Premium receipts and the related increase in policy reserves are recorded as revenues and expenses, respectively, for all contracts subjecting the Company to any mortality risk. Under GAAP, such premium receipts for life and annuity contracts without significant mortality risks are recorded as direct credits to the policy reserve liability.

•	Comprehensive income and its components are not presented in the statutory financial statements.

•

The Statutory Statement of Cash Flows is presented based on a prescribed format for statutory reporting. For purposes of presenting statutory cash flows, cash includes short-term investments. Under GAAP, the statement of cash flows is typically presented based on the indirect method and cash excludes short-term investments.

•

For statutory accounting purposes, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves. Losses generated in certain reinsurance transaction are recognized immediately in income, with gains reported as a separate component of surplus and amortized over the remaining life of the business. As prescribed by the Department, ceded reserves are limited to the amount of direct reserves. Under GAAP, ceded future policy benefits and contract owner liabilities are reported as reinsurance recoverables. Only those reinsurance recoverable balances deemed probable of recovery are reflected as assets on the balance sheet and are stated net of allowance for uncollectible reinsurance, which are charged to earnings. Cost of reinsurance (i.e. the net cash flows which include reinsurance premiums, ceding commissions, etc.) are deferred and amortized over the remaining life of the business.

The preparation of financial statements in conformity with statutory accounting principles requires the Company’s management to make a variety of estimates and assumptions. These estimates and assumptions affect, among other things, the reported amounts of admitted assets and liabilities, the disclosure of contingent liabilities and the reported amounts of revenues and expenses. Significant estimates are required to account for items and matters such as, but not limited to, the valuation of investments and derivatives in the absence of quoted market values, impairment of investments and derivatives, valuation of policy benefit liabilities and the valuation of deferred tax assets. Actual results could differ from those estimates.

During the year ended December 31, 2021, additional information became available related to the acquisition of MassMutual on December 31, 2020. In accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 3, Accounting Changes and Corrections of Errors the Company has recorded a change in estimate to reclassify $1,145.1 million of acquired contracts from Reserve for life insurance and annuities to Liability for deposit-type contracts during 2021. This change in estimate had no impact on total admitted assets, total liabilities, capital and surplus, or net income.

Impact of COVID-19 on significant judgments, estimates and assumptions

The COVID-19 pandemic continues to cause material disruption to businesses globally, resulting in continued economic pressures. While rising vaccination rates have led governments in different regions to ease restrictions put in place, many factors continue to extend economic uncertainty, including but not limited to: the availability, adoption and uncertainty around the effectiveness of vaccines; the emergence of COVID-19 variants; and the extent and timing of related government and central bank actions. The Company has developed flexible strategies to manage the current environment and leverage opportunities for the future. The duration and impact of the COVID-19 pandemic continues to be unknown at this time. The results of the Company reflect management’s judgments regarding the impact of prevailing market conditions.

Significant statutory accounting policies

Investments

Investments are reported as follows:

•	In accordance with the NAIC SAP, the adjusted carrying value amounts of certain assets are gross of non-admitted assets.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

•

Bonds are carried at statutory adjusted carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the structured securities ratings methodology, or (c) for perpetual bonds that do not possess or no longer possess an effective call option, is carried at fair value regardless of NAIC designation. The Company recognizes the acquisition of its public bonds on a trade date basis and its private placement investments on a funding date basis. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value. Make-whole call provisions, which allow the bond to be called at any time, are not considered in determining the timeframe for amortizing the premium or discount unless the Company has information indicating the issuer is expected to invoke the make-whole call provision.

Premiums and discounts are recognized as a component of net investment income using the effective interest method. Realized gains and losses not subject to IMR, including those from foreign currency translations, are included in net realized capital gains (losses).

The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset-backed securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned. Prepayments on all mortgage-backed and asset-backed securities are monitored monthly, and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments. Prepayment assumptions are based on the average of recent historical prepayments and are obtained from broker/dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method.

•

Mortgage loans consist primarily of domestic commercial collateralized loans and are carried at their unpaid principal balances adjusted for any unamortized premiums or discounts, allowances for credit losses, and foreign currency translations. Interest income is accrued on the unpaid principal balance for all loans, except for loans on non-accrual status. Premiums and discounts are amortized to net investment income using the effective interest method. Prepayment penalty and origination fees are recognized in net investment income upon receipt.

The Company actively manages its mortgage loan portfolio by completing ongoing comprehensive analysis of factors such as debt service coverage ratios, loan-to-value ratios, payment status, default or legal status, annual collateral property evaluations and general market conditions. On a quarterly basis, the Company reviews the above primary credit quality indicators in its internal risk assessment of loan impairment and credit loss. Management’s risk assessment process is subjective and includes the categorization of all loans, based on the above mentioned credit quality indicators, into one of the following categories:

•	Performing - generally indicates the loan has standard market risk and is within its original underwriting guidelines.
•

Non-performing - generally indicates there is a potential for loss due to the deterioration of financial/monetary default indicators or potential foreclosure. Due to the potential for loss, these loans are evaluated for impairment.

The adequacy of the Company’s allowance for credit loss is reviewed quarterly. The determination of the calculation and the adequacy of the mortgage allowance for credit loss and mortgage impairments involve judgments that incorporate qualitative and quantitative Company and industry mortgage performance data. Management’s periodic evaluation and assessment of the adequacy of the mortgage allowance for credit loss and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the fair value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience and other relevant factors. Loans included in the non-performing category and other loans with certain substandard credit quality indicators are individually reviewed to determine if a specific impairment is required. Risk is mitigated primarily through first position collateralization, guarantees, loan covenants and borrower reporting requirements. Since the Company does not originate or hold uncollateralized mortgages, loans are generally not deemed fully uncollectible. Generally, unrecoverable amounts are written off during the final stage of the foreclosure process.

Loan balances are considered past due when payment has not been received based on contractually agreed upon terms. The accrual of interest is discontinued when concerns exist regarding the realization of loan principal or interest. The Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

resumes interest accrual on loans when a loan returns to current status or under new terms when loans are restructured or modified.

On a quarterly basis, any loans with terms that were modified during that period are reviewed to determine if the loan modifications constitute a troubled debt restructuring (“TDR”). In evaluating whether a loan modification constitutes a TDR, it must be determined that the modification is a significant concession and the debtor is experiencing financial difficulties.

Additionally, the Company considers the temporary relief granted by the Statutory Accounting Principles Working Group (“SAPWG”) in response to the Coronavirus, Aid, Relief, and Economic Security Act (the “CARES Act”). The relief gives temporary statutory exception for impairment assessment on bank loans, mortgage loans and investment products with underlying mortgage loans due to situations as a result of COVID-19 including the forbearance or modification of mortgage loan payments. SAPWG also granted practical expedients in determining whether a modification is a concession (insignificant) or if it is a TDR. The provisions of these guidance are applicable through the earlier of January 1, 2022, or 60 days after the date on which the national emergency concerning COVID–19 terminates.

•

Real estate properties held for the production of income are valued at depreciated cost less encumbrances. Real estate is depreciated on a straight-line basis over the estimated life of the building or term of the lease for tenant improvements.

•

Real estate properties occupied by the Company are carried at depreciated cost unless the carrying amount of the asset is deemed to be unrecoverable. The Company includes in both net investment income and other operating expenses an amount for rent relating to real estate properties occupied by the Company. Rent is derived from consideration of the repairs, expenses, taxes, interest and depreciation incurred. The reasonableness of the amount of rent recorded is verified by comparison to rent received from other like properties in the same area.

•

Limited partnership interests are included in other invested assets and are accounted for using net asset value per share (“NAV”) as a practical expedient to fair value. The Company uses NAV as a practical expedient on partnership interests in investment companies where it has a minor equity interest and no significant influence over the entity’s operations.

•

Redeemable preferred stocks are carried at statutory carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the redeemable preferred stock is designated a four to six, in which case it is reported at the lower of amortized cost or fair value.

•

Common stocks, other than stocks of subsidiaries and stocks of the Federal Home Loan Bank (“FHLB”), are recorded at fair value based on the most recent closing price of the common stock as quoted on its exchange. Common stocks of the FHLB are reported at cost. Related party mutual funds, which are carried at fair value, are also included in common stocks. The net unrealized gain or loss on common stocks is reported as a component of surplus.

•

Investments in domestic life subsidiaries and certain other subsidiaries are carried at their statutory equity value with unrealized changes in value recorded directly in surplus. Investments in majority owned subsidiaries are generally carried at their Statutory or US GAAP equity with dividends received being recorded in investment income.

•	Contract loans are carried at their unpaid balance. Contract loans are fully collateralized by the cash surrender value of the associated insurance policy.

•

Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Cash equivalent investments include all investments whose remaining maturities, at the time of acquisition, are three months or less. Both short-term and cash equivalent investments, excluding money market mutual funds, are stated at amortized cost, which approximates fair value. Cash equivalent investments also include highly liquid money market funds that are traded in an active market and are carried at fair value.

•

The Company enters into reverse repurchase agreements with third party broker-dealers for the purpose of enhancing the total return on its investment portfolio. The repurchase trading strategy involves the purchase of securities, with a simultaneous agreement to resell similar securities at a future date at an agreed-upon price. Securities purchased under these agreements are accounted for as secured borrowings, and are reported at amortized cost in cash, cash equivalents and short-term investments.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Under these tri-party repurchase agreements, the designated custodian takes possession of the underlying collateral on the Company’s behalf, which is required to be cash or government securities. The fair value of the securities is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure. The collateral cannot be sold or repledged and has not been recorded on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

The Company enters into dollar repurchase agreements with third party broker-dealers. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The dollar repurchase trading strategy involves the sale of securities, with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. If the assets to be repurchased are the same, or substantially the same, as the assets transferred, the transactions are accounted for as secured borrowings. Transactions that do not meet the secured borrowing requirements are accounted for as bond purchases and sales. Proceeds of the sale are reinvested in other securities and may enhance the current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to net investment income. During the period between the sale and repurchase, the Company will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty enters bankruptcy proceedings or becomes insolvent. In such cases, the Company’s right to repurchase the security may be restricted. Amounts owed to brokers under these arrangements are included as a liability in repurchase agreements.

The Company participates in a securities lending program in which the Company lends securities that are held as part of its general account investment portfolio to third parties. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The borrower can return and the Company can request the loaned securities be returned at any time. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest received on such securities during the loan term. Securities lending transactions are accounted for as secured borrowings. The securities on loan are included within bonds and short-term investments in the accompanying Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The securities lending agent indemnifies the Company against borrower risk, meaning that the lending agent agrees contractually to replace securities not returned due to a borrower default. The Company generally requires initial cash collateral in an amount greater than or equal to 102% of the fair value of domestic securities loaned and 105% of foreign securities loaned. Such collateral is used to replace the securities loaned in event of default by the borrower. Some cash collateral is reinvested in money market funds or short-term repurchase agreements which are also collateralized by U.S. Government or U.S. Government Agency securities. Reinvested cash collateral is reported in securities lending reinvested collateral assets, with a corresponding liability in payable for securities lending collateral. Collateral that cannot be sold or repledged is excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

•

Surplus notes, which are recorded in other invested assets, are carried at statutory carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the surplus note is designated a NAIC three to six, in which case it is reported at the lower of amortized cost or fair value.

•

The Company’s OTTI accounting policy requires that a decline in the value of a bond below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. An OTTI is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Management considers a wide range of factors, as described below, regarding the bond issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the bond are assumptions and estimates about the operations and ability to generate future cash flows. While all available information is taken into account, it is difficult to predict the ultimate recoverable amount from a distressed or impaired bond.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•	The extent to which estimated fair value is below cost;
•	Whether the decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area;

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

•	The length of time for which the estimated fair value has been below cost;
•	Downgrade of a bond investment by a credit rating agency;
•	Deterioration of the financial condition of the issuer;
•	The payment structure of the bond investment and the likelihood of the issuer being able to make payments in the future; and
•	Whether dividends have been reduced or eliminated or scheduled interest payments have not been made.

For loan-backed and structured securities, if management does not intend to sell the bond and has the intent and ability to hold the bond until recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the bond prior to impairment) is less than the amortized cost basis of the bond (referred to as the non-interest loss portion), an OTTI is considered to have occurred. In this instance, total OTTI is bifurcated into two components: the amount related to the non-interest loss is recognized in current period earnings through realized capital gains (losses); and the amount attributed to other factors does not have any financial impact and is disclosed only in the notes to the statutory financial statements. The calculation of expected cash flows utilized during the impairment evaluation process are determined using judgment and the best information available to the Company including default rates, credit ratings, collateral characteristics and current levels of subordination.

For bonds not backed by other loans or assets, if management does not intend to sell the bond and has the intent and ability to hold but does not expect to recover the entire cost basis, an OTTI is considered to have occurred. A charge is recorded in net realized capital gains (losses) equal to the difference between the fair value and cost or amortized cost basis of the bond. After the recognition of an OTTI, the bond is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in net income. The difference between the new amortized cost basis and the expected future cash flows is accreted into net investment income. The Company continues to estimate the present value of cash flows expected to be collected over the life of the bond.

Fair value

Certain assets and liabilities are recorded at fair value on the Company’s Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company categorizes its assets and liabilities measured at fair value into a three level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company’s assets and liabilities have been categorized based upon the following fair value hierarchy:

•

Level 1 inputs which are utilized for general and separate account assets and liabilities, utilize observable, quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date. Financial assets utilizing Level 1 inputs include certain mutual funds.

•

Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs, which are utilized for general and separate account assets and liabilities, include quoted prices for similar assets and liabilities in active markets and inputs, other than quoted prices, that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. The fair values for some Level 2 securities are obtained from pricing services. The inputs used by the pricing services are reviewed at least quarterly or when the pricing vendor issues updates to its pricing methodology. For general and separate account assets and liabilities, inputs include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Additional inputs utilized for assets and liabilities classified as Level 2 are:

○	Derivative instruments - trading activity, swap curves, credit spreads, currency volatility, net present value of cash flows and news sources.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

○

Separate account assets and liabilities - various index data and news sources, amortized cost (which approximates fair value), trading activity, swap curves, credit spreads, recovery rates, restructuring, net present value of cash flows and quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•

Level 3 inputs are unobservable and include situations where there is little, if any, market activity for the asset or liability. In general, the prices of Level 3 securities are obtained from single broker quotes and internal pricing models. If the broker’s inputs are largely unobservable, the valuation is classified as a Level 3. Broker quotes are validated through an internal analyst review process, which includes validation through known market conditions and other relevant data, as noted below. Internal models are usually cash flow based utilizing characteristics of the underlying collateral of the security such as default rate and other relevant data.

The fair value of certain investments in the separate accounts and limited partnerships are estimated using net asset value per share as a practical expedient and are excluded from the fair value hierarchy levels in Note 5. These net asset values are based on the fair value of the underlying investments, less liabilities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.

Overall, transfers between levels are attributable to a change in the observability of inputs. Assets and liabilities are transferred to a lower level in the hierarchy when a significant input cannot be corroborated with market observable data. This may occur when market activity decreases and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred to a higher level in the hierarchy when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity including recent trades, a specific event, or one or more significant input(s) becoming observable.

In some instances, securities are priced using external broker quotes. In most cases, when broker quotes are used as pricing inputs, more than one broker quote is obtained. External broker quotes are reviewed internally by comparing the quotes to similar securities in the public market and/or to vendor pricing, if available. Additionally, external broker quotes are compared to market reported trade activity to ascertain whether the price is reasonable, reflective of the current market prices, and takes into account the characteristics of the Company’s securities.

Derivative financial instruments

The Company enters into derivative transactions which include the use of interest rate swaps, interest rate swaptions, cross-currency swaps, foreign currency forwards, U.S. government treasury futures contracts, Eurodollar futures contracts, futures on equity indices and interest rate swap futures. The Company uses these derivative instruments to manage various risks, including interest rate and foreign currency exchange rate risk associated with its invested assets and liabilities. Derivative instruments are not used for speculative reasons. Certain of the Company’s over-the-counter (“OTC”) derivatives are cleared and settled through a central clearing counterparty while others are bilateral contracts between the Company and a counterparty.

Derivatives are reported as other invested assets or other liabilities. Although some derivatives are executed under a master netting arrangement, the Company does not offset in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus the carrying value of those derivative instruments and the related cash collateral or net derivative receivables and payables executed with the same counterparty under the same master netting arrangement. Derivatives that qualify for hedge accounting treatment are valued using the valuation method (either amortized cost or fair value) consistent with the underlying hedged asset or liability. At inception of a derivative transaction, the hedge relationship and risk management objective is documented and the designation of the derivative is determined based on specific criteria of the transaction. Derivatives where hedge accounting is either not elected, or that are not eligible for hedge accounting, are stated at fair value with changes in fair value recognized in unassigned surplus in the period of change. Investment gains and losses generally result from the termination of derivative contracts prior to expiration and are generally recognized in net income and may be subject to IMR.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The Company uses derivative financial instruments for risk management purposes associated with certain invested assets and policy liabilities. Derivatives are used to (a) hedge the economic effects of interest rate and stock market movements on the Company’s guaranteed lifetime withdrawal benefit (“GLWB”) liability, (b) hedge the economic effect of a large increase in interest rates on the Company’s general account life insurance, group pension liabilities and certain separate account life insurance liabilities, (c) hedge the economic risks of other transactions such as future asset acquisitions or dispositions, the timing of liability pricing, currency risks on non-U.S. dollar denominated assets, and (d) convert floating rate assets or debt obligations to fixed rate assets or debt obligations for asset/liability management purposes.

The Company controls the credit risk of its derivative contracts through credit approvals, limits, monitoring procedures and in many cases, requiring collateral. The Company’s exposure is limited to the portion of the fair value of derivative instruments that exceeds the value of the collateral held and not to the notional or contractual amounts of the derivatives.

Derivatives in a net asset position may have cash or securities pledged as collateral to the Company in accordance with the collateral support agreements with the counterparty. This collateral is held in a custodial account for the benefit of the Company. Unrestricted cash collateral is included in other assets and the obligation to return it is included in other liabilities. The cash collateral is reinvested in a government money market fund. Securities pledged to the Company generally consist of U.S. government or U.S. government agency securities and are not recorded on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

Cash collateral pledged by the Company is included in other assets.

The Company may purchase a financial instrument that contains a derivative embedded in the financial instrument. Contracts that do not in their entirety meet the definition of a derivative instrument, may contain “embedded” derivative instruments implicit or explicit terms that affect some or all of the cash flows or the value of other exchanges required by the contract in a manner similar to a derivative instrument. An embedded derivative instrument shall not be separated from the host contract and accounted for separately as a derivative instrument.

Funds held or deposited with reinsured companies

Funds held by reinsurers are receivables from ceding entities. Interest earned on the funds withheld receivable are included as a component of miscellaneous income.

Goodwill

Goodwill, resulting from acquisitions of subsidiaries that are reported in common stock and other invested assets, is amortized to unrealized capital gains/(losses) over the period in which the Company benefits economically, not to exceed ten years. Goodwill resulting from assumption reinsurance is reported in goodwill and is amortized to other insurance expenses over the period in which the Company benefits economically, not to exceed ten years. Admissible goodwill is limited in the aggregate to 10% of the Company’s adjusted capital and surplus. The Company tests goodwill for impairment annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. If the carrying value of goodwill exceeds its fair value, the excess is recognized as impairment and recorded as a realized loss in the period in which the impairment is identified. There were no impairments of goodwill recognized during the years ended December 31, 2021, 2020 and 2019.

Reinsurance

Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts and are consistent with the risks assumed. Life contract premiums and benefits ceded to other companies have been reported as a reduction of the premium revenue and benefit expense. Life contract premiums and benefits assumed from other companies have been reported as an increase in premium revenue and benefit expense. Invested assets and reserves ceded or assumed on deposit type contracts are accounted for using deposit accounting. The Company establishes a receivable for amounts due from reinsurers for claims paid and other amounts recoverable under the terms of the reinsurance contract.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Cash value of company owned life insurance

The Company is the owner and beneficiary of life insurance policies which are included in Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus at their cash surrender values. At December 31, 2021, the investments underlying variable life insurance policies utilize various fund structures, with underlying investment characteristics of 25% equity, 41% fixed income, 27% cash and short terms, and 7% other. At December 31, 2020, the investments underlying variable life insurance policies utilize various fund structures, with underlying investment characteristics of 23% equity, 42% fixed income, and 32% cash and short terms, and 3% other.

Net investment income

Interest income from bonds is recognized when earned. Interest income on contract loans is recognized in net investment income at the contract interest rate when earned. All investment income due and accrued with amounts that are deemed uncollectible or that are over 90 days past due, including mortgage loans in default (“in process of foreclosure”), is not included in investment income. Amounts over 90 days past due are non-admitted assets and are recorded as a reduction to unassigned surplus. Real estate due and accrued income is excluded from net investment income if its collection is uncertain.

Net realized capital gains (losses)

Realized capital gains and losses are reported as a component of net income and are determined on a specific identification basis. Interest-related gains and losses are primarily subject to IMR, while non-interest related gains and losses are primarily subject to AVR. Realized capital gains and losses also result from the termination of derivative contracts prior to expiration and may be subject to IMR.

Policy reserves

Life insurance and annuity policy reserves with life contingencies are computed on the basis of statutory mortality and interest requirements and without consideration for withdrawals. Annuity contract reserves without life contingencies are computed on the basis of statutory interest requirements.

Policy reserves for life insurance are valued in accordance with the provision of applicable statutory regulations. Life insurance reserves are determined principally using the Commissioner’s Reserve Valuation Method, using the statutory mortality and interest requirements, without consideration for withdrawals. Some policies contain a surrender value in excess of the reserve as legally computed. This excess is calculated and recorded on a policy-by-policy basis.

Premium stabilization reserves are calculated for certain policies to reflect the Company’s estimate of experience refunds and interest accumulations on these policies. The reserves are invested by the Company. The income earned on these investments is accumulated in this reserve and is used to mitigate future premium rate increases for such policies.

The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policy and contract claims include provisions for reported life and health claims in process of settlement, valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred but not reported based primarily on prior experience of the Company. As such, amounts are estimates, and the ultimate liability may differ from the amount recorded. Any changes in estimates will be reflected in the results of operations when additional information becomes known.

The liabilities for health claim reserves are determined using historical run-out rates, expected loss ratios and statistical analysis. The Company provides for significant claim volatility in areas where experience has fluctuated. The liabilities represent estimates of the ultimate net cost of all reported and unreported claims which are unpaid at year-end. Those estimates are subject to considerable variability in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Liability reserves for variable annuities with guarantees and universal life without secondary guarantees are valued in accordance with Principle-Based Reserving (“PBR”) methods, outlined in NAIC Valuation Manual Sections 20 and 21. PBR

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

utilizes stochastic models to calculate levels of reserves to cover future benefits that would occur during possible poor future economic conditions. Reserve estimates are determined using both company experience and prescribed assumptions, with the final liability reserve being the greatest of the two estimates and floored at the aggregate surrender value.

Premium, fee income and expenses

Life insurance premiums are recognized when due. Annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Life and accident and health insurance premiums received in advance are recorded as a liability and recognized as income when the premiums become earned. Fees from assets under management, assets under administration, shareholder servicing, mortality and expense risk charges, administration and record-keeping services and investment advisory services are recognized when earned in fee income or other income. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Income taxes

The Company is included in the consolidated federal income tax return of Lifeco U.S. The federal income tax expense reported in the Statutory Statements of Operations represent income taxes provided on income that is currently taxable, excluding tax on net realized capital gains and losses. A net deferred tax asset is included in the Statutory Statement of Admitted Assets, Liabilities, Capital and Surplus which is recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned deficit.

2. Recently Adopted Accounting Pronouncements

In 2020, SAPWG adopted a revised SSAP 32R, Preferred Stock, and a corresponding Issue Paper No. 164, Preferred Stock. The revised SSAP improves the definition of preferred stock, revises the measurement guidance based on the type and terms of preferred stock held, and clarifies the impairment and dividend recognition guidance. The standard was adopted with an effective date of January 1, 2021 with early adoption permitted. The adoption of this standard did not have a material effect on the Company’s financial statements.

In 2021, the Statutory Accounting Principles Working Group adopted as final revisions to SSAP No. 26R, Bonds. The SSAP revisions clarify that perpetual bonds are within scope of SSAP No. 26R. Those with an effective call option shall be amortized under the yield-to-worst concept, and those that do not possess, or no longer possess, a call feature shall be reported at fair value. Additional revisions expand current called bond disclosures to include bonds terminated through a tender offer. The revisions were adopted with an effective date of January 1, 2021 with early adopted permitted. The adoption of these revisions did not have a material effect on the Company’s financial statements.

3. Related Party Transactions

In the normal course of business the Company enters into agreements with related parties whereby it provides and/or receives record-keeping services, investment advisory services, and tax-related services, as well as corporate support services which include general and administrative services, information technology services, sales and service support and marketing services. The following table presents revenue earned, expenses incurred and expense reimbursement from insurance and non-insurance related parties for services provided and/or received pursuant to the service agreements. These amounts, in accordance with the terms of the contracts, are based upon market price, estimated costs incurred or resources expended as determined by number of policies, certificates in-force, administered assets or other similar drivers.

On January 1, 2020, the Company and its subsidiaries implemented an organizational change to simplify its corporate structure and affiliated transactions. The transaction included the following changes impacting the Company:

•	Substantially all employees of GWL&A and its other subsidiaries were transferred to the Empower Retirement, LLC (“Empower”).

•	Empower assumed all recordkeeping related revenues either by direct assignment of contracts or through a transition services agreement between Empower, GWL&A, and GWL&A’s subsidiaries.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

•	Substantially all vendor contracts were assigned to Empower.

•	Empower entered into an administrative services agreement whereby it provides corporate and other shared services to GWL&A and its affiliates and is reimbursed for expenses incurred.

•

Empower acquired assets and assumed liabilities from GWL&A and GWL&A’s subsidiaries including furniture, equipment, and software, deferred contract costs, certain other current assets including prepaid assets, and certain other liabilities including employee-related benefit and payroll liabilities and GWL&A’s post-retirement medical plan. The assets acquired and liabilities assumed by Empower were settled in cash based on their value under International Financial Reporting Standards (“IFRS”). Any differences between the value of the assets and liabilities on an IFRS basis and a Statutory basis were settled by dividends or capital contributions between entities.

On December 31, 2020, GWL&A completed the acquisition, via indemnity reinsurance, of the retirement services business of MassMutual. After the close of this acquisition, GWL&A made the following changes:

•	All employees of MassMutual acquired by GWL&A were transferred to the Empower.

•	Empower assumed all recordkeeping related revenues from GWL&A

•	Substantially all vendor contracts were assigned to Empower.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

		Year Ended December 31,			Financial
Description	Related party	2021	2020	2019	statement line

Provides corporate support service	Insurance affiliates: Great-West Life & Annuity Insurance Company of New York (“GWL&A NY”)(1),The Canada Life Assurance Company (“CLAC”)(2) and Great-West Life Assurance Company (“Great-West Life”)(2) Non-insurance affiliates: Empower(1), Advised Assets Group, LLC (“AAG”)(1), Great-West Capital Management, LLC (“GWCM”)(1), Great-West Trust Company, LLC (“GWTC”)(1), GWFS Equities, Inc. (“GWFS”)(1),Great-West Financial Retirement Plan Services (“Great-West RPS”)(1) and MAM Holding Inc. (2)	$(28,405)	$(14,626)	$(175,137)	Other insurance benefits and expenses

Receives corporate support services	Non-insurance affiliate: Empower(1)	525,624	332,652	—	Other insurance benefits and expenses

Provides recordkeeping fees under temporary service agreement for recordkeeping agreements not yet transferred to Empower	Non-insurance affiliate: Empower(1)	(146,021)	(194,795)	—	Fee income

Receives commissions reimbursement	Non-insurance affiliate: Empower(1)	(223,148)	(77,139)	—	Commissions

Provides commissions reimbursement	Insurance affiliate: GWL&A NY(1)	19,147	—	—	Commissions

Provides marketing, distribution and administrative services to certain underlying funds and/or mutual funds	Non-insurance affiliate: GWFS(1)	—	7,101	172,702	Other income

Provides record-keeping services	Non-insurance affiliates: GWTC(1) Non-insurance related party: Great-West Funds(4)	—	20,506	106,295	Other income

Receives record-keeping services	Insurance affiliate: GWL&A NY(1) Non-insurance affiliates: Empower(1)and GWTC(1)	—	(16,799)	(390,630)	Other income

Receives custodial services	Non-insurance affiliate: GWTC(1)	—	—	(13,526)	Other income

Receives reimbursement from tax sharing indemnification related to state and local tax liabilities	Non-insurance affiliate: Putnam Investments LLC (“Putnam”) (3)	—	16,282	9,733	Other income

(1) A wholly-owned subsidiary of GWL&A

(2) An indirect wholly-owned subsidiary of Lifeco

(3) A wholly-owned subsidiary of Lifeco U.S.

(4) An open-end management investment company, a related party of GWL&A

The Company’s separate accounts invest in shares of Great-West Funds, Inc. and Putnam Funds, which are affiliates of the Company and shares of other non-affiliated mutual funds and government and corporate bonds. The Company’s separate accounts include mutual funds or other investment options that purchase guaranteed interest annuity contracts issued by the Company. During the years ended December 31, 2021, 2020 and 2019, these purchases totaled $232,833, $330,974 and

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

$224,708 respectively. As the general account investment contracts are also included in the separate account balances in the accompanying statutory statements of admitted assets, liabilities, capital and surplus, the Company has included the separate account assets and liabilities of $262,018 and $249,802 at December 31, 2021 and 2020, respectively, which is also included in the assets and liabilities of the general account at those dates.

During June of 2018, the Company invested $35,000 to fund the initial creation of five mutual funds offered by its subsidiary, GWCM. When the funds met certain targets for customer investment, the Company began redeeming its interests. The remaining investments were $10,295 and $17,679 at December 31, 2021 and 2020, respectively.

During the years ended December 31, 2021 and 2020, the Company contributed $197,499 and $71,506 to partnership funds controlled by Great-West Lifeco, Inc., respectively. The total invested amount in these partnerships as of December 31, 2021 was $329,118. The remaining Company commitments for these partnership funds through subsequent years total $1,172,481 (Refer to Note 19 for additional details).

The following table summarizes amounts due from parent and affiliates:

			December 31,

Related party	Indebtedness	Due date	2021	2020

Empower(1)	On account	On demand	$47,178	$46,104

GWFS(1)	On account	On demand	21,381	34,743

AAG(1)	On account	On demand	15,000	—

GWTC(1)	On account	On demand	3,785	290

CLAC(2)	On account	On demand	3,058	—

Personal Capital Corporation(1)	On account	On demand	514	—

Great-West South Carolina (“GWSC”)(1)	On account	On demand	347	7,351

Other related party receivables	On account	On demand	268	928

GWL&A NY(1)	On account	On demand	32	214

Great-West RPS(1)	On account	On demand	24	3

Putnam(3)	On account	On demand	—	4,951

Total			$91,587	$94,584

(1) A wholly-owned subsidiary of GWL&A

(2) An indirect wholly-owned subsidiary of Lifeco

(3) A wholly-owned subsidiary of Lifeco U.S.

The following table summarizes amounts due to parent and affiliates:

			December 31,

Related party	Indebtedness	Due date	2021	2020

GWCM(1)	On account	On demand	$2,120	$—

Other related party payables	On account	On demand	496	422

CLAC(2)	On account	On demand	—	683

Personal Capital Corporation(1)	On account	On demand	—	15,473

Total			$2,616	$16,578

(1) A wholly-owned subsidiary of GWL&A

(2) An indirect wholly-owned subsidiary of Lifeco

Included in current federal income taxes recoverable at December 31, 2021 and 2020 is $34,164 and $73,029, respectively, of income tax receivable from Lifeco U.S. related to the consolidated income tax return filed by Lifeco U.S.

The Company received cash payments of $13,470, $12,506 and $2,727 from its subsidiary, GWSC, in 2021, 2020 and 2019 respectively, under the terms of its tax sharing agreement. During the years ended December 31, 2021, 2020 and 2019, the Company received interest income of $1,326, $1,661 and $2,085 respectively, from GWSC relating to the tax sharing agreement.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

During the year ended December 31, 2021, the Company received dividends of $151,075 from its subsidiaries, the largest being $96,675 from Empower. During the year ended December 31, 2020, the Company received dividends and return of capital of $142,500 and $7,000, respectively, from its subsidiaries, the largest being $61,000 from AAG. During the year ended December 31, 2019, the Company received dividends and return of capital of $108,803 and $12,497, respectively, from its subsidiaries, the largest being $40,000 from Empower.

During the years ended December 31, 2021 and 2020, the Company paid cash dividends to GWL&A Financial in the amounts of $506,000 and $357,752 respectively.

The Company and GWL&A NY have an agreement whereby the Company has committed to provide GWL&A NY financial support related to the maintenance of adequate regulatory surplus and liquidity.

4. Summary of Invested Assets

Investments in bonds consist of the following:

	December 31, 2021
	Book/adjusted carrying value	Gross unrealized gains	Gross unrealized losses	Fair value

U.S. government	$9,071	$1,159	$3	$10,227

All other governments	58,111	112	851	57,372

U.S. states, territories and possessions	615,832	72,341	2,980	685,193

Political subdivisions of states and territories	311,839	18,038	2,416	327,461

Special revenue and special assessments	5,643	574	—	6,217

Industrial and miscellaneous	18,776,906	555,385	293,923	19,038,368

Parent, subsidiaries and affiliates	3,582	—	—	3,582

Hybrid securities	131,663	131	5,416	126,378

Loan-backed and structured securities	6,884,690	94,098	41,982	6,936,806

Total bonds	$26,797,337	$741,838	$347,571	$27,191,604

	December 31, 2020
	Book/adjusted carrying value	Gross unrealized gains	Gross unrealized losses	Fair value

U.S. government	$159,577	$1,744	$226	$161,095

All other governments	11,113	—	—	11,113

U.S. states, territories and possessions	654,122	97,055	—	751,177

Political subdivisions of states and territories	378,996	23,006	—	402,002

Industrial and miscellaneous	18,019,556	916,950	13,489	18,923,017

Parent, subsidiaries and affiliates	6,433	—	—	6,433

Hybrid securities	151,305	1,800	9,372	143,733

Loan-backed and structured securities	6,330,981	156,801	12,050	6,475,732

Total bonds	$25,712,083	$1,197,356	$35,137	$26,874,302

The book/adjusted carrying value and estimated fair value of bonds and assets receiving bond treatment, based on estimated cash flows, are shown in the table below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	December 31, 2021
	Book/adjusted carrying value	Fair value

Due in one year or less	$2,199,933	$2,211,815

Due after one year through five years	5,920,582	6,125,393

Due after five years through ten years	9,152,768	9,244,125

Due after ten years	4,190,194	4,224,288

Loan-backed and structured securities	6,884,691	6,936,806

Total bonds	$28,348,168	$28,742,427

Loan-backed and structured securities include those issued by U.S. government and U.S. agencies.

The following table summarizes information regarding the sales of securities:

	Years ended December 31,
	2021	2020	2019

Consideration from sales	$16,279,609	$15,627,075	$18,741,779

Gross realized gains from sales	67,784	81,504	511,103

Gross realized losses from sales	128,841	7,045	46,129

At December 31, 2019, consideration from sales include securities transferred to Protective as part of the Protective transaction.

Unrealized losses on bonds

The following tables summarize gross unrealized investment losses including the non-credit-related portion of OTTI losses, by class of investment:

	December 31, 2021
	Less than twelve months		Twelve months or longer		Total
Bonds:	Fair value	Unrealized loss and OTTI	Fair value	Unrealized loss and OTTI	Fair value	Unrealized loss and OTTI

U.S. government	$275	$3	$—	$—	$275	$3

All other governments	47,744	851	—	—	47,744	851

U.S. states, territories and possessions	102,521	2,980	—	—	102,521	2,980

Political subdivisions of states and territories	112,703	2,328	3,226	88	115,929	2,416

Industrial and miscellaneous	8,615,011	306,061	1,291,359	67,357	9,906,370	373,418

Hybrid securities	30,016	253	83,548	6,038	113,564	6,291

Loan-backed and structured securities	2,558,371	32,835	345,939	11,061	2,904,310	43,896

Total bonds	$11,466,641	$345,311	$1,724,072	$84,544	$13,190,713	$429,855

Preferred stock	$61,437	$631	$—	$—	$61,437	$631

Total number of securities in an unrealized loss position		2,517		278		2,795

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	December 31, 2020
	Less than twelve months		Twelve months or longer		Total
Bonds:	Fair value	Unrealized loss and OTTI	Fair value	Unrealized loss and OTTI	Fair value	Unrealized loss and OTTI

U.S. government	$149,402	$226	$—	$—	$149,402	$226

Industrial and miscellaneous	1,216,567	13,291	246,659	12,808	1,463,226	26,099

Hybrid securities	23,981	1,199	77,882	8,173	101,863	9,372

Loan-backed and structured securities	672,983	7,412	314,125	6,800	987,108	14,212

Total bonds	$2,062,933	$22,128	$638,666	$27,781	$2,701,599	$49,909

Total number of securities in an unrealized loss position		168		47		215

Bonds - Total unrealized losses and OTTI increased by $379,946, or 761%, from December 31, 2020 to December 31, 2021. The increase in unrealized losses was across all asset classes and was primarily driven by lower valuations as a result of higher rates at December 31, 2021 compared to December 31, 2020. The acquisition of Statutory assets under the terms of the MassMutual transaction increased overall bond investments as well as the unrealized losses. See Note 1 and Note 9 for further discussion of the transaction.

Total unrealized losses greater than twelve months increased by $56,763 from December 31, 2020 to December 31, 2021. Industrial and miscellaneous account for 80%, or $67,357 of the unrealized losses and OTTI greater than twelve months at December 31, 2021. The majority of these bonds continue to be designated as investment grade. Management does not have the intent to sell these assets; therefore, an OTTI was not recognized in net income.

Loan-backed and structured securities account for 13%, or $11,061, of the unrealized losses and OTTI greater than twelve months at December 31, 2021. Of the $11,061 of unrealized losses and OTTI over twelve months on loan-backed and structured securities, 95% or $10,503 are on securities which continue to be designated as investment grade. The present value of cash flows expected to be collected is not less than amortized cost and management does not have the intent to sell these assets; therefore, an OTTI was not recognized in net income.

Loan-backed and structured securities

The Company had a concentration in loan-backed and structured securities of 18% and 16% of total invested assets at December 31, 2021 and 2020, respectively.

Derivative financial instruments

Derivative transactions are generally entered into pursuant to International Swaps and Derivatives Association (“ISDA”) Master Agreements with approved counterparties that provide for a single net payment to be made by one party to the other on a daily basis, periodic payment dates, or at the due date, expiration, or termination of the agreement.

The ISDA Master Agreements contain provisions that would allow the counterparties to require immediate settlement of all derivative instruments in a net liability position if the Company were to default on any debt obligations over a certain threshold. The aggregate fair value, inclusive of accrued income and expense, of derivative instruments with credit-risk-related contingent features that were in a net liability position was $64,926 and $128,238 as of December 31, 2021 and 2020, respectively. The Company had pledged collateral related to these derivatives of $10,309 and $7,181 as of December 31, 2021 and 2020, respectively, in the normal course of business. If the credit-risk-related contingent features were triggered on December 31, 2021 the fair value of assets that could be required to settle the derivatives in a net liability position was $54,617.

At December 31, 2021 and 2020, the Company had pledged $10,309 and $7,181, respectively, of unrestricted cash collateral to counterparties in the normal course of business, while other counterparties had pledged $188,754 and $54,302 unrestricted cash and securities collateral to the Company to satisfy collateral netting arrangements, respectively.

At December 31, 2021 and 2020, the Company had pledged U.S. Treasury bills in the amount of $2,660 and $5,334, respectively, with a broker as collateral for futures contracts.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Types of derivative instruments and derivative strategies

Interest rate contracts

Cash flow hedges

Interest rate swap agreements are used to convert the interest rate on certain debt securities and debt obligations from a floating rate to a fixed rate.

Not designated as hedging instruments

The Company enters into certain transactions in which derivatives are hedging an economic risk but hedge accounting is either not elected or the transactions are not eligible for hedge accounting. These derivative instruments include: exchange-traded interest rate swap futures, OTC interest rate swaptions, OTC interest rate swaps, exchange-traded Eurodollar interest rate futures and treasury interest rate futures. Certain of the Company’s OTC derivatives are cleared and settled through a central clearing counterparty while others are bilateral contracts between the Company and a counterparty.

The derivative instruments mentioned above are economic hedges and used to manage risk. These transactions are used to offset changes in liabilities including those in variable annuity products, hedge the economic effect of a large increase in interest rates, manage the potential variability in future interest payments due to a change in credited interest rates and the related change in cash flows due to increased surrenders, and manage interest rate risks of forecasted acquisitions of bonds and forecasted liability pricing.

Foreign currency contracts

Cross-currency swaps and foreign currency forwards are used to manage the foreign currency exchange rate risk associated with investments denominated in other than U.S. dollars. The Company uses cross-currency swaps to convert interest and principal payments on foreign denominated debt instruments into U.S. dollars. Cross-currency swaps may be designated as cash flow hedges; however, some are not eligible for hedge accounting. The Company uses foreign currency forwards to reduce the risk of foreign currency exchange rate changes on proceeds received on sales of foreign denominated debt instruments; however, hedge accounting is not elected.

Equity contracts

The Company uses futures on equity indices to offset changes in GLWB liabilities; however, they are not eligible for hedge accounting.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following tables summarize derivative financial instruments:

	December 31, 2021
	Notional amount	Net book/adjusted carrying value (1)	Fair value (2)

Hedge designation/derivative type:

Derivatives designated as hedges:

Cash flow hedges:

Interest rate swaps	$18,300	$—	$6,519

Cross-currency swaps	2,184,169	72,279	128,206

Total cash flow hedges	2,202,469	72,279	134,725

Derivatives not designated as hedges:

Interest rate swaps	891,019	1,766	1,759

Futures on equity indices	14,421	2,394	27

Interest rate futures	1,600	266	(2)

Interest rate swaptions	9,000	—	—

Cross-currency swaps	559,991	44,314	42,621

Foreign currency forwards	57,985	26	26

Total derivatives not designated as hedges	1,534,016	48,766	44,431

Total cash flow hedges, and derivatives not designated as hedges	$3,736,485	$121,045	$179,156

(1) The book/adjusted carrying value excludes accrued income and expense. The book/adjusted carrying value of all derivatives in an asset position is reported within other invested assets and the book/adjusted carrying value of all derivatives in a liability position is reported within other liabilities in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

(2) The fair value includes accrued income and expense.

	December 31, 2020
	Notional amount	Net book/adjusted carrying value (1)	Fair value (2)

Hedge designation/derivative type:

Derivatives designated as hedges:

Cash flow hedges:

Interest rate swaps	$22,300	$—	$10,705

Cross-currency swaps	875,569	(4,071)	9,352

Total cash flow hedges	897,869	(4,071)	20,057

Derivatives not designated as hedges:

Interest rate swaps	1,040,944	11,326	11,449

Futures on equity indices	2,957	1,172	1

Interest rate futures	10,500	4,162	—

Interest rate swaptions	174,000	34	34

Cross-currency swaps	541,142	23,084	21,234

Foreign currency forwards	1,510,024	(26)	(26)

Total derivatives not designated as hedges	3,279,567	39,752	32,692

Total cash flow hedges and derivatives not designated as hedges	$4,177,436	$35,681	$52,749

(1) The book/adjusted carrying value excludes accrued income and expense. The book/adjusted carrying value of all derivatives in an asset position is reported within other invested assets and the book/adjusted carrying value of all derivatives in a liability position is reported within other liabilities in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.
(2) The fair value includes accrued income and expense.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following table presents net unrealized gains/(losses) on derivatives not designated as hedging instruments as reported in the Statutory Statements of Changes in Capital and Surplus:

	Net unrealized gain (loss) on derivatives recognized in surplus
	Year Ended December 31,
	2021	2020	2019

Derivatives not designated as hedging instruments:

Interest rate swaps	$(7,646)	$7,306	13,954

Interest rate swaptions	403	180	123

Futures on equity indices	(306)	94	(241)

Interest rate futures	(21)	6	(132)

Cross-currency swaps	11,669	(3,975)	(8,396)

Foreign currency forwards	20	(20)	—

Total	$4,119	$3,591	$5,308

Securities lending

Securities with a cost or amortized cost of $121,754 and $199,546, and estimated fair values of $122,164 and $201,848 were on loan under the program at December 31, 2021 and 2020, respectively.

The following table summarizes securities on loan by category:

	December 31,		December 31,
	2021		2020
	Book/adjusted carrying value	Fair value	Book/adjusted carrying value	Fair value

Industrial and miscellaneous	$101,779	$102,189	$78,553	$80,855

U.S. government	19,975	19,975	120,993	120,993

	$121,754	$122,164	$199,546	$201,848

The Company’s securities lending agreements are open agreements meaning the borrower can return and the Company can recall the loaned securities at any time.

The Company received cash of $126,254 and $206,811 as collateral at December 31, 2021 and 2020, respectively. This cash was reinvested into money market funds and short-term repurchase agreements which are collateralized by U.S. government or U.S. government agency securities and mature in under 30 days.

Reverse repurchase agreements

The Company had short-term reverse repurchase agreements with book/adjusted carrying values of $0 and $2,900 at December 31, 2021 and December 31, 2020, respectively, with maturities of 2 days to 1 week. The fair value of securities acquired under the tri-party agreement and held on the Company’s behalf was $0 and $2,958 at December 31, 2021 and December 31, 2020, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Restricted assets

The following tables summarize investments on deposit or trust accounts controlled by various state insurance departments in accordance with statutory requirements as well as other deposits and collateral pledged by the Company:

	December 31, 2021
	Gross (Admitted & Non-admitted) Restricted									Percentage
	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Non- admitted Restricted	Total Admitted Restricted	Gross (Admitted & Non-admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Restricted Asset Category:

Collateral held under security lending arrangements	$126,254	$—	$—	$—	$126,254	$206,811	$(80,557)	$—	$126,254	0.16%	0.17%

Subject to reverse repurchase agreements	—	—	—	—	—	2,900	(2,900)	—	—	0.00%	0.00%

FHLB capital stock	501	—	—	—	501	500	1	—	501	0.00%	0.00%

On deposit with states	4,246	—	—	—	4,246	4,264	(18)	—	4,246	0.01%	0.01%

On deposit with other regulatory bodies	529	—	—	—	529	554	(25)	—	529	0.00%	0.00%

Pledged as collateral not captured in other categories:

Futures margin deposits	2,660	—	817	—	3,477	6,745	(3,268)	—	3,477	0.01%	0.01%

Derivative cash collateral	10,309	—	724	—	11,033	7,452	3,581	—	11,033	0.01%	0.01%

Other restricted assets	1,132	—	—	—	1,132	1,175	(43)	—	1,132	0.00%	0.00%

Total Restricted Assets	$145,631	$—	$1,541	$—	$147,172	$230,401	$(83,229)	$—	$147,172	0.19%	0.20%

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	December 31, 2020
	Gross (Admitted & Non-admitted) Restricted									Percentage
	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Non- admitted Restricted	Total Admitted Restricted	Gross (Admitted & Non- admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Restricted Asset Category:

Collateral held under security lending arrangements	$206,811	$—	$—	$—	$206,811	$303,282	$(96,471)	$—	$206,811	0.27%	0.28%

Subject to reverse repurchase agreements	2,900	—	—	—	2,900	3,300	(400)	—	2,900	0.00%	0.00%

FHLB Capital Stock	500	—	—	—	500	—	500	—	500	0.00%	0.00%

On deposit with states	4,264	—	—	—	4,264	4,294	(30)	—	4,264	0.01%	0.01%

On deposit with other regulatory bodies	554	—	—	—	554	579	(25)	—	554	0.00%	0.00%

Pledged as collateral not captured in other categories:

Futures margin deposits	5,334	—	1,411	—	6,745	2,330	4,415	—	6,745	0.01%	0.01%

Derivative cash collateral	7,181	—	271	—	7,452	5,022	2,430	—	7,452	0.01%	0.01%

Other restricted assets	1,175	—	—	—	1,175	1,218	(43)	—	1,175	0.00%	0.00%

Total Restricted Assets	$228,719	$—	$1,682	$—	$230,401	$320,025	$(89,624)	$—	$230,401	0.30%	0.31%

Net investment income

The following table summarizes net investment income:

	Years Ended December 31,
	2021	2020	2019

Bonds	$747,549	$474,967	$621,993

Preferred stock	4,249	3	—

Common stock	964	151	455

Mortgage loans	141,323	107,249	158,678

Real estate	31,241	28,964	27,577

Contract loans	186,842	197,843	200,298

Cash, cash equivalents and short-term investments	6,249	5,862	16,409

Derivative instruments	31,105	18,840	16,915

Other invested assets	181,987	155,506	121,675

Miscellaneous	8,619	5,303	4,462

Gross investment income	1,340,128	994,688	1,168,462

Expenses	(77,391)	(46,344)	(69,011)

Net investment income	$1,262,737	$948,344	$1,099,451

The amount of interest incurred and charged to investment expense during the years ended December 31, 2021, 2020 and 2019 was $40,395, $17,078 and $33,188, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following table summarizes net realized capital gains (losses) on investments net of federal income tax and interest maintenance reserve transfer:

	Year Ended December 31,
	2021	2020		2019

Net realized capital (losses) gains, before federal income tax	$(55,369)	$59,961		$574,372

Less: Federal income tax (benefit) expense	(11,628)	12,592		120,618

Net realized capital (losses) gains, before IMR transfer	(43,741)	47,369		453,754

Net realized capital (losses) gains transferred to IMR, net of federal income tax (benefit) expense of ($12,531), $17,100 and $122,750, respectively	(47,140)	64,327		461,776

Net realized capital gains (losses), net of federal income tax (benefit) expense of $904, ($4,508) and ($2,133), respectively, and IMR transfer	$3,399		$(16,958)		$(8,022)

Interest maintenance reserve

The following table summarizes activity in the interest maintenance reserve:

Year Ended December 31,
2021

Reserve as of December 31, 2020	$678,773

Transferred into IMR, net of taxes	(47,140)

IMR reinsurance activity	(83,737)

Balance before amortization	547,896

Amortization released to Statement of Operations	(68,148)

Reserve as of December 31, 2021	$479,748

Concentrations

The Company had the following bond concentrations based on total invested assets:

	Concentration by type
	December 31,
	2021	2020

Industrial and miscellaneous	62%	58%

	Concentration by industry
	December 31,
	2021	2020

Financial services	15%	14%

Mortgage loans

The recorded investment of the commercial mortgage loan portfolio categorized as performing was $4,304,776 and $4,124,412, of which $1,526,655 and $1,634,389 were loan participation agreements as of December 31, 2021 and 2020, respectively. These mortgages were current as of December 31, 2021 and 2020.

The maximum lending rates for commercial mortgage loans originated during the years ended December 31, 2021 and 2020 were 3.70% and 3.50%, respectively. The minimum lending rates for commercial mortgage loans originated during the years ended December 31, 2021 and 2020 were 2.35% and 2.45%, respectively.

During 2021 and 2020, the maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 66% and 59%, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The balance in the commercial mortgage provision allowance was $745 as of December 31, 2021 and 2020. There was no provision activity for the years ended December 31, 2021 and 2020.

The following tables present concentrations of the total commercial mortgage portfolio:

	Concentration by type

	December 31,

	2021	2020

Multi-family	44%	49%

Industrial	28%	15%

Office	12%	13%

Retail	8%	13%

Other	8%	10%

	100%	100%

	Concentration by geographic area

	December 31,

	2021	2020

Pacific	33%	36%

East North Central	17%	17%

Other	14%	10%

South Atlantic	13%	13%

Middle Atlantic	9%	11%

West South Central	8%	7%

Mountain	6%	6%

	100%	100%

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

5. Fair Value Measurements

The following tables summarize the fair value hierarchy for all financial instruments and invested assets:

			Fair Value Measurements at Reporting Date

Type of financial instrument			December 31, 2021
Assets:	Aggregate fair value	Admitted assets and liabilities	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total (All Levels)

Bonds	$27,191,604	$26,797,337	$—	$27,187,217	$4,387	$—	$27,191,604

Preferred stock	118,140	116,878	—	118,140	—	—	118,140

Common stock	13,371	13,371	12,870	501	—	—	13,371

Mortgage loans	4,361,643	4,304,031	—	4,361,643	—	—	4,361,643

Real estate	227,899	40,192	—	—	227,899	—	227,899

Cash, cash equivalents and short-term investments	2,448,547	2,448,555	897,724	1,550,823	—	—	2,448,547

Contract loans	3,795,766	3,795,766	—	3,795,766	—	—	3,795,766

Other long-term invested assets	471,300	464,657	—	87,268	—	384,032	471,300

Securities lending reinvested collateral assets	126,254	126,254	60,128	66,126	—	—	126,254

Collateral under derivative counterparty collateral agreements	175,589	175,589	175,589	—	—	—	175,589

Other collateral	879	879	879	—	—	—	879

Receivable for securities	69,349	47,465	—	69,349	—	—	69,349

Derivative instruments	244,679	189,286	28	244,651	—	—	244,679

Separate account assets	29,319,856	29,244,525	15,180,322	13,825,444	—	314,090	29,319,856

Total assets	$68,564,876	$67,764,785	$16,327,540	$51,306,928	$232,286	$698,122	$68,564,876

Liabilities:

Deposit-type contracts	$6,466,358	$7,212,008	$—	$6,466,358	$—	$—	$6,466,358

Commercial paper	95,988	95,988	—	95,988	—	—	95,988

Payable under securities lending agreements	126,254	126,254	60,128	66,126	—	—	126,254

Collateral under derivative counterparty collateral agreements	165,280	165,280	165,280	—	—	—	165,280

Other collateral	879	879	879	—	—	—	879

Payable for securities	1,056,857	1,056,857	—	1,056,857	—	—	1,056,857

Derivative instruments	65,523	70,901	3	65,520	—	—	65,523

Separate account liabilities	2,238,160	2,238,160	41	2,238,119	—	—	2,238,160

Total liabilities	$10,215,299	$10,966,327	$226,331	$9,988,968	$—	$—	$10,215,299

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

			Fair Value Measurements at Reporting Date

Type of financial instrument			December 31, 2020
Assets:	Aggregate fair value	Admitted assets and liabilities	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total (All Levels)

Bonds	$26,874,302	$25,712,083	$—	$26,865,559	$8,743	$—	$26,874,302

Preferred Stock	119,684	119,687	—	119,684	—	—	119,684

Common Stock	20,240	20,240	19,740	500	—	—	20,240

Mortgage loans	4,263,386	4,123,666	—	4,263,386	—	—	4,263,386

Real estate	227,336	43,776	—	227,336	—	—	227,336

Cash, cash equivalents and short-term investments	3,470,912	3,470,914	2,612,741	858,171	—	—	3,470,912

Contract loans	3,874,206	3,874,206	—	3,874,206	—	—	3,874,206

Other long-term invested assets	244,393	235,484	—	93,637	—	150,756	244,393

Securities lending reinvested collateral assets	206,811	206,811	62,050	144,761	—	—	206,811

Collateral under derivative counterparty collateral agreements	43,689	43,689	43,689	—	—	—	43,689

Other collateral	1,130	1,130	1,130	—	—	—	1,130

Receivable for securities	87,076	84,973	—	87,076	—	—	87,076

Derivative instruments	180,996	160,628	10	180,986	—	—	180,996
Separate account assets	28,571,811	28,455,204	14,406,648	13,741,300	—	423,863	28,571,811

Total assets	$68,185,972	$66,552,491	$17,146,008	$50,456,602	$8,743	$574,619	$68,185,972

Liabilities:

Deposit-type contracts	$4,562,617	$5,215,962	$—	$4,562,617	$—	$—	$4,562,617

Commercial paper	98,983	98,983	—	98,983	—	—	98,983

Payable under securities lending agreements	206,811	206,811	62,050	144,761	—	—	206,811

Collateral under derivative counterparty collateral agreements	36,450	36,450	36,450	—	—	—	36,450

Other collateral	1,130	1,130	1,130	—	—	—	1,130

Payable for securities	1,277,598	1,277,598	—	1,277,598	—	—	1,277,598

Derivative instruments	128,246	130,281	8	128,238	—	—	128,246

Separate account liabilities	853,042	853,042	70	852,972	—	—	853,042

Total liabilities	$7,164,877	$7,820,257	$99,708	$7,065,169	$—	$—	$7,164,877

Bonds, preferred and common stock

The fair values for bonds, preferred and common stock are generally based upon evaluated prices from independent pricing services. In cases where these prices are not readily available, fair values are estimated by the Company. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flow models with market observable pricing inputs such as spreads, average life, and credit quality. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.

Mortgage loans

Mortgage loan fair value estimates are generally based on discounted cash flows. A discount rate matrix is used where the discount rate valuing a specific mortgage generally corresponds to that mortgage’s remaining term and credit quality. Management believes the discount rate used is comparable to the credit, interest rate, term, servicing costs, and risks of loans similar to the portfolio loans that the Company would make today given its internal pricing strategy.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Real estate

The estimated fair value for real estate is based on the unadjusted appraised value which includes factors such as comparable property sales, property income analysis, and capitalization rates.

Cash, cash equivalents, short-term investments, collateral receivable and payable under securities lending agreements, receivable and payable for securities, and commercial paper

The amortized cost of cash, cash equivalents, short-term investments, collateral receivable and payable under securities lending agreements, receivable and payable for securities, and commercial paper is a reasonable estimate of fair value due to their short-term nature and the high credit quality of the issuers, counterparties and obligor. Cash equivalent investments also include money market funds that are valued using unadjusted quoted prices in active markets.

Contract loans

Policy loans are an integral part of the life insurance policies that the company has in force and cannot be valued separately. Contract loans are funds provided to contract holders in return for a claim on the contract. The funds provided are limited to the cash surrender value of the underlying contract. The nature of contract loans is to have a negligible default risk as the loans are fully collateralized by the value of the contract. Contract loans do not have a stated maturity and the balances and accrued interest are repaid either by the contract holder or with proceeds from the contract.

Other long-term invested assets

The fair values of other long-term invested assets are based on the specific asset type. Other invested assets that are held as bonds, such as surplus notes, are primarily valued the same as bonds.

Limited partnership interests represent the Company’s minority ownership interests in pooled investment funds. These funds employ varying investment strategies that primarily make private equity investments across diverse industries and geographical focuses. The net asset value, determined using the partnership financial statement reported capital account adjusted for other relevant information, which may impact the exit value of the investments, is used as a practical expedient to estimate fair value. Distributions by these investments are generated from investment gains, from operating income generated by the underlying investments of the funds and from liquidation of the underlying assets of the funds, which are estimated to be liquidated over the next one to 10 years. In the absence of permitted sales of its ownership interest, the Company will be redeemed out of the partnership interests through distributions.

Collateral under derivative counterparty collateral agreements and other collateral

Included in other assets is cash collateral received from or pledged to counterparties and included in other liabilities is the obligation to return the cash collateral to the counterparties. The carrying value of the collateral is a reasonable estimate of fair value.

Derivative instruments

The estimated fair values of OTC derivatives, primarily consisting of cross-currency swaps, foreign currency forwards, interest rate swaps and interest rate swaptions, are the estimated amount the Company would receive or pay to terminate the agreements at the end of each reporting period, taking into consideration current interest rates and other relevant factors.

Separate account assets and liabilities

Separate account assets and liabilities primarily include investments in mutual funds, unregistered funds, most of which are not subject to redemption restrictions, bonds, and short-term securities. Mutual funds and unregistered funds are recorded at net asset value, which approximates fair value, on a daily basis. The bond and short-term investments are valued in the same manner, and using the same pricing sources and inputs as the bond and short-term investments of the Company.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Deposit-type contracts

Fair values for liabilities under deposit-type insurance contracts are estimated using discounted liability calculations, adjusted to approximate the effect of current market interest rates for the assets supporting the liabilities

Fair value hierarchy

The following tables present information about the Company’s financial assets and liabilities carried at fair value and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value:

	Fair Value Measurements at Reporting Date
	December 31, 2021
				Net Asset Value	Total
Assets:	(Level 1)	(Level 2)	(Level 3)	(NAV)	(All Levels)

Bonds

Hybrid securities	$—	$19,158	$—	$—	$19,158

Common stock

Mutual funds	10,295	—	—	—	10,295

Industrial and miscellaneous	2,575	—	—	—	2,575

Other invested assets

Limited partnerships	—	—	—	384,032	384,032

Industrial and miscellaneous	—	5,186	—	—	5,186

Derivatives

Interest rate swaps	—	47,520	—	—	47,520

Cross-currency swaps	—	48,855	—	—	48,855

Foreign currency forwards	—	620	—	—	620

Separate account assets (1)	15,151,260	12,562,894	—	314,090	28,028,244

Total assets at fair value/NAV	$15,164,130	$12,684,233	$—	$698,122	$28,546,485

Liabilities:

Derivatives

Interest rate swaps	$—	$45,761	$—	$—	$45,761

Cross-currency swaps	—	6,234	—	—	6,234

Foreign currency forwards	—	594	—	—	594

Separate account liabilities (1)	41	2,238,119	—	—	2,238,160

Total liabilities	$41	$2,290,708	$—	$—	$2,290,749

(1) Includes only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	Fair Value Measurements at Reporting Date

	December 31, 2020
				Net Asset Value	Total
Assets:	(Level 1)	(Level 2)	(Level 3)	(NAV)	(All Levels)

Common stock

Mutual funds	$17,679	$—	$—	$—	$17,679

Industrial and miscellaneous	2,061	—	—	—	2,061

Other invested assets

Limited partnerships	—	—	—	150,756	150,756

Derivatives

Interest rate swaps	—	86,984	—	—	86,984

Cross-currency swaps	—	37,028	—	—	37,028

Interest rate swaptions	—	34	—	—	34

Foreign Currency forwards	—	2,670	—	—	2,670
Separate account assets (1)	14,351,361	12,467,593	—	423,863	27,242,817

Total assets	$14,371,101	$12,594,309	$—	$574,619	$27,540,029

Liabilities:

Derivatives

Interest rate swaps	$—	$75,535	$—	$—	$75,535

Cross-currency swaps	—	15,794	—	—	15,794

Foreign currency forwards	—	2,695	—	—	2,695
Separate account liabilities (1)	70	852,972	—	—	853,042

Total liabilities	$70	$946,996	$—	$—	$947,066

(1) Include only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

6.   Non-Admitted Assets

The following table summarizes the Company’s non-admitted assets:

	December 31, 2021			December 31, 2020
Type	Asset	Non-admitted asset	Admitted asset	Asset	Non-admitted asset	Admitted asset

Other invested assets	1,477,277	467,559	1,009,718	1,294,506	544,029	750,477

Deferred income taxes	425,707	403,243	22,464	457,205	331,246	125,959

Due from parent, subsidiaries and affiliate	158,986	67,398	91,588	155,676	61,092	94,584

Other assets	553,709	23,021	530,688	671,151	2,113	669,038

Furniture, fixtures and equipment	6,743	6,743	—	5,914	5,914	—

Reinsurance recoverable	214,843	2,986	211,857	80,435	186	80,249

Other prepaid assets	1,987	1,987	—	2,206	2,206	—

Premiums deferred and uncollected	16,191	89	16,102	16,338	82	16,256

Cash, cash equivalents and short-term investments	2,448,556	1	2,448,555	3,470,926	12	3,470,914

The following table summarizes the Company’s aggregate Statement of Admitted Assets, Liabilities, Capital and Surplus values of all subsidiary, controlled and affiliated entities (“SCA”), except insurance SCA entities as follows:

	December 31, 2021			December 31, 2020
Type	Asset	Non-admitted asset	Admitted asset	Asset	Non-admitted asset	Admitted asset

Common stock	$13,600	$—	$13,600	$13,662	$—	$13,662

Other invested assets	776,585	467,559	309,026	813,421	544,029	269,392

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

7.   Premiums Deferred and Uncollected

The following table summarizes the Company’s ordinary and group life insurance premiums and annuity considerations deferred and uncollected, both gross and net of loading:

	December 31, 2021		December 31, 2020
Type	Gross	Net of loading	Gross	Net of loading

Ordinary renewal business	$17,891	$16,102	$18,063	$16,256

Total	$17,891	$16,102	$18,063	$16,256

8.   Business Combination and Goodwill

Goodwill that arises as a result of the acquisition of subsidiary limited liability companies is included in other invested assets in the accompanying Statutory Statement of Admitted Assets, Liabilities and Capital.

On August 29, 2014, the Company completed the acquisition of all of the voting equity interests in the J.P. Morgan Retirement Plan Services (“RPS”) large-market recordkeeping business. This transaction was accounted for as a statutory purchase. Goodwill of $51,098 was recorded in other invested assets, which is being amortized over 10 years. At December 2021 and 2020, the Company has $0 and $0, respectively, of admitted goodwill related to this acquisition. During each of the years ended December 31, 2021, 2020 and 2019, the Company recorded $5,110, $5,110 and $5,109, respectively, of goodwill amortization related to this acquisition.

On August 17, 2020, the Company completed the acquisition of all of the voting equity interests in the Personal Capital Corporation, an industry-leading registered investment adviser and digital wealth manager. This transaction was accounted for as a statutory acquisition. Goodwill of $819,403 was recorded in other invested assets, which is being amortized over 10 years. At December 2021 and 2020, the Company has $266,751 and $277,474, respectively, of admitted goodwill related to this acquisition. During each of the years ended December 31, 2021, 2020 and 2019, the Company recorded $81,940, $27,313 and $0, respectively, of goodwill amortization related to this acquisition.

Purchased entity	Acquisition date	Cost of acquired entity	Original amount of admitted goodwill	Admitted goodwill as of December 31, 2021	Amount of goodwill amortized for the year ended December 31, 2021	Admitted goodwill as a % of SCA book/adjusted carrying value, gross of admitted goodwill

Retirement Plan Services	August 29, 2014	$64,169	$51,098	$—	$5,110	—%
Personal Capital Corporation	August 17, 2020	$854,190	$819,403	$266,751	$81,940	66.2%

9. Reinsurance

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and coinsurance contracts. The Company retains an initial maximum of $3,500 of coverage per individual life. This initial retention limit of $3,500 may increase due to automatic policy increases in coverage at a maximum rate of $175 per annum, with an overall maximum increase in coverage of $1,000. Effective June 1, 2019, all risks on non-participating policies within the above retention limits were ceded to Protective.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Ceded reinsurance contracts do not relieve the Company from its obligations to policyholders. The failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Additionally, Protective, which represents the Company’s most significant ceded reinsurance relationship, is an authorized reinsurer and the Protective transaction is secured by assets held in a trust.

The Company assumes risk from approximately 40 insurers and reinsurers by participating in yearly renewable term and coinsurance pool agreements. When assuming risk, the Company seeks to generate revenue while maintaining reciprocal working relationships with these partners as they also seek to limit their exposure to loss on any single life.

Maximum capacity to be retained by the Company is dictated at the treaty level and is monitored annually to ensure the total risk retained on any one life is limited to a maximum retention of $4,500.

The Company did not have any write-offs for uncollectible reinsurance receivables during the years ended December 31, 2021, 2020 and 2019 for losses incurred, loss adjustment expenses incurred or premiums earned.

The Company does not have any uncollectible reinsurance, commutation of ceded reinsurance, or certified reinsurer downgraded of status subject to revocation.

On December 31, 2020 the Company completed the acquisition, via indemnity reinsurance, of the retirement services business of Massachusetts Mutual Life Insurance Company. The MassMutual transaction impacted the following financial statement lines, excluding the non-admitted deferred tax asset:

(In millions)

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus	December 31,
2020

Admitted assets:

Cash and invested assets:

Bonds	$7,855

Preferred stock	120

Mortgage loans	1,634

Other invested assets	132

Total cash and invested assets	9,741

Investment income due and accrued	64

Funds held or deposited with reinsured companies	6,761

Other assets	129

Total admitted assets	$16,695

(In millions)

December 31,
2020

Liabilities, capital and surplus:

Liabilities:

Aggregate reserves for life policies and contracts	$14,716

Liability for deposit-type contracts	3,183

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Interest maintenance reserve	662

Other liabilities	113

Total liabilities	18,674

Capital and surplus:

Unassigned deficit	(1,979)

Total capital and surplus	(1,979)

Total liabilities, capital and surplus	$16,695

(In millions)

Statutory Statements of Operations	December 31,
2020

Income:

Premium income and annuity consideration	$15,567

Total income	15,567

Expenses:

Increase in aggregate reserves for life and accident and health policies and contracts	14,716

Total benefits	14,716

Commissions	2,168

Interest maintenance reserve reinsurance activity	662

Total benefit and expenses	17,546

Net loss from operations before federal income taxes	$(1,979)

At December 31, 2021 and 2020, the Company received capital contributions from GWLA Financial of approximately $1.2 billion and $2.8 billion, respectively, to finance acquisitions and related expenses (See additional details in Note 13).

The Company and an affiliate have engaged in a modified coinsurance (“Modco”) reinsurance agreement since 2018. The affiliate, Canada Life International Reinsurance Corporation Limited, novated the contract to Canada Life International Reinsurance (Barbados) Corporation (“CLIRBC”) and upon transfer, on December 31, 2020, increased the ceding percentage for this block of group annuity insurance policies from 40% to 90%. The Company has ceded modified coinsurance reserves of $11,144,992 and $11,884,164 as of December 31, 2021 and 2020, respectively. The reinsurance agreement is unlimited in duration. However, the Company may recapture the ceded reinsurance policies at any time by sending notice to the reinsurer at least 90 days prior to the intended termination date. CLIRBC may only terminate the agreement if the Company is in material breach of the contract or fails to make contractual payments.

The Company and an affiliate have engaged in a modified coinsurance (“Modco”) reinsurance agreement since 2011. The affiliate, Canada Life International Reinsurance Corporation Limited, novated the contract to Canada Life International Reinsurance (Barbados) Corporation (“CLIRBC”). Per the terms of the agreement, the Company cedes 90% of its closed in-force block of participating life insurance policies. The Company has ceded modified coinsurance reserves of $5,865,988 and $6,030,358 as of December 31, 2021 and 2020, respectively. The reinsurance agreement is unlimited in duration. However, the Company may recapture the ceded reinsurance policies at any time by sending notice to the reinsurer at least 90 days prior to the intended termination date. CLIRBC may only terminate the agreement if the Company is in material breach of the contract or fails to make contractual payments.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

10. Aggregate Reserves

Aggregate reserves are computed in accordance with the Commissioner’s Annuity Reserve Valuation Method (“CARVM”) and the Commissioner’s Reserve Valuation Method (“CRVM”), the standard statutory reserving methodologies.

The significant assumptions used to determine the liability for future life insurance benefits are as follows:

Interest	- Life Insurance	2.25% to 6.00%

	- Annuity Funds	1% to 11.25%

	- Disability	2.50% to 6.00%

Mortality	- Life Insurance	Various valuation tables, primarily including 1941, 1958, 1980 and 2001 Commissioners Standard Ordinary (“CSO”) tables, and American Experience

- Annuity Funds

Various annuity valuation tables, primarily including the GA 1951, 71, 83a and 2012 Individual Annuitant Mortality (“IAM”), Group Annuity Reserve (“GAR”) 94, 1971 and 1983 Group Annuity Mortality (“GAM”), Annuity 2000, Group Annuity Reserving table (“1994-GAR”), and 2012 Individual Annuity Reserving table (“2012 IAR”).

Morbidity	- Disability	1970 Intercompany DISA Group Disability Tables

The Company waives deduction of deferred fractional premiums upon the death of the insured. When surrender values exceed aggregate reserves, excess cash value reserves are held.

Policies issued at premium corresponding to ages higher than the true ages are valued at the rated-up ages. Policies providing for payment at death during certain periods of an amount less than the full amount of insurance, being policies subject to liens, are valued as if the full amount is payable without any deduction.

For policies issued with, or subsequently subject to, an extra premium payable annually, an extra reserve is held. The extra premium reserve is the unearned gross extra premium payable during the year if the policies are rated for reasons other than medical impairments. For medical impairments, the extra premium reserve is calculated as the excess of the reserve based on rated mortality over that based on standard mortality. All substandard annuities are valued at their true ages.

At December 31, 2021 and 2020, the Company had $2,635,152 and $3,766,969, respectively of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the Division.

Tabular interest, tabular interest on funds not involving life contingencies and tabular cost have been determined from the basic data for the calculation of aggregate reserves. Tabular less actual reserves released has been determined from basic data for the calculation of aggregate reserves and the actual reserves released.

The withdrawal characteristics of annuity reserves and deposit liabilities are as follows:

1.	Individual Annuities

	December 31, 2021
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross

Subject to discretionary withdrawal:

With market value adjustment	$—	$—	$—	$—	—%

At book value less current surrender charges of 5% or more	—	—	—	—	—%

At fair value	—	153,159	4,178,109	4,331,268	98.6%

Total with adjustment or at market value	—	153,159	4,178,109	4,331,268	98.6%

At book value without adjustment (minimal or no charge adjustment)	19,563	—	—	19,563	0.5%

Not subject to discretionary withdrawal	40,383	—	—	40,383	0.9%

Total gross	59,946	153,159	4,178,109	4,391,214	100.0%

Reinsurance ceded	59,341	—	—	59,341

Total, net	$605	$153,159	$4,178,109	$4,331,873

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	December 31, 2020
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross

Subject to discretionary withdrawal:

With market value adjustment	$—	$—	$—	$—	—%

At book value less current surrender charges of 5% or more	—	—	—	—	—%

At fair value	—	164,914	3,936,323	4,101,237	98.3%

Total with adjustment or at market value	—	164,914	3,936,323	4,101,237	98.3%

At book value without adjustment (minimal or no charge adjustment)	21,045	—	—	21,045	0.5%

Not subject to discretionary withdrawal	50,062	—	—	50,062	1.2%

Total gross	71,107	164,914	3,936,323	4,172,344	100.0%

Reinsurance ceded	70,488	—	—	70,488

Total, net	$619	$164,914	$3,936,323	$4,101,856

2. Group Annuities

	December 31, 2021

	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross

Subject to discretionary withdrawal:

With market value adjustment	$11,460,512	$—	$—	$11,460,512	27.4%

At book value less current surrender charges of 5% or more	807,093	—	—	807,093	1.9%

At fair value	—	7,280,205	7,353,742	14,633,947	35.0%

Total with adjustment or at market value	12,267,605	7,280,205	7,353,742	26,901,552	64.3%

At book value without adjustment (minimal or no charge adjustment)	2,114,093	—	—	2,114,093	5.0%

Not subject to discretionary withdrawal	12,860,521	—	—	12,860,521	30.7%

Total gross	27,242,219	7,280,205	7,353,742	41,876,166	100.0%

Reinsurance ceded	1,058	—	—	1,058

Total, net	$27,241,161	$7,280,205	$7,353,742	$41,875,108

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	December 31, 2020
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross

Subject to discretionary withdrawal:

With market value adjustment	$13,508,897	$—	$—	$13,508,897	30.3%

At book value less current surrender charges of 5% or more	820,107	—	—	820,107	1.8%

At fair value	—	7,620,375	7,581,397	15,201,772	34.2%

Total with adjustment or at market value	14,329,004	7,620,375	7,581,397	29,530,776	66.3%

At book value without adjustment (minimal or no charge adjustment)	1,782,149	—	—	1,782,149	4.0%

Not subject to discretionary withdrawal	13,250,910	—	—	13,250,910	29.7%

Total gross	29,362,063	7,620,375	7,581,397	44,563,835	100.0%

Reinsurance ceded	—	—	—	—

Total, net	$29,362,063	$7,620,375	$7,581,397	$44,563,835

3. Deposit-type Contracts

	December 31, 2021
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross

Subject to discretionary withdrawal:

With market value adjustment	$27,184	$—	$—	$27,184	0.4%

At book value less current surrender charges of 5% or more	—	—	—	—	—%

At fair value	2,578,967	—	—	2,578,967	35.7%

Total with adjustment or at market value	2,606,151	—	—	2,606,151	36.1%

At book value without adjustment (minimal or no charge adjustment)	371,896	—	—	371,896	5.1%

Not subject to discretionary withdrawal	4,248,545	—	—	4,248,545	58.8%

Total gross	7,226,592	—	—	7,226,592	100.0%

Reinsurance ceded	14,584	—	—	14,584

Total, net	$7,212,008	$—	$—	$7,212,008

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	December 31, 2020
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross

Subject to discretionary withdrawal:

With market value adjustment	$25,343	$—	$—	$25,343	0.5%

At book value less current surrender charges of 5% or more	—	—	—	—	—%

At fair value	2,558,655	—	—	2,558,655	49.0%

Total with adjustment or at market value	2,583,998	—	—	2,583,998	49.5%

At book value without adjustment (minimal or no charge adjustment)	670,240	—	—	670,240	12.8%

Not subject to discretionary withdrawal	1,965,960	—	—	1,965,960	37.7%

Total gross	5,220,198	—	—	5,220,198	100.0%

Reinsurance ceded	4,236	—	—	4,236

Total, net	$5,215,962	$—	$—	$5,215,962

Annuity actuarial reserves, deposit-type contract funds and other liabilities without life or disability contingencies at December 31, were as follows:

	2021	2020
General Account:
Annuities	$27,241,036	$29,361,906
Supplementary contracts with Life	730	776
Deposit-type contracts	7,212,008	5,215,962

Subtotal	34,453,774	34,578,644
Separate Account:
Annuities (excluding supplementary contracts)	18,965,215	19,303,009

Total	$53,418,989	$53,881,653

The withdrawal characteristics of life reserves are as follows:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	December 31, 2021
	General Account			Separate Account—Nonguaranteed

Subject to discretionary withdrawal, surrender values, or policy loans:	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Universal life	$6,585,235	$6,940,779	$6,974,327	$—	$—	$—

Other permanent cash value life insurance	—	6,642,809	6,946,798	—	—	—

Variable universal life	282,479	287,596	287,646	7,942,591	7,942,591	7,942,591

Not subject to discretionary withdrawal or no cash values:

Term policies without cash value	N/A	N/A	139,533	—	—	—

Accidental death benefits	N/A	N/A	454	—	—	—

Disability - active lives	N/A	N/A	1,055	—	—	—

Disability - disabled lives	N/A	N/A	109,978	—	—	—

Miscellaneous reserves	N/A	N/A	22,085	—	—	—

Total, gross	6,867,714	13,871,184	14,481,876	7,942,591	7,942,591	7,942,591

Reinsurance ceded	6,867,714	7,638,921	7,940,681	—	—	—

Total, net of reinsurance ceded	$—	$6,232,263	$6,541,195	$7,942,591	$7,942,591	$7,942,591

	December 31, 2020
	General Account			Separate Account—Nonguaranteed

Subject to discretionary withdrawal, surrender values, or policy loans:	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Universal life	$6,603,854	$6,920,255	$6,952,077	$—	$—	$—

Other permanent cash value life insurance	—	6,845,366	7,160,342	—	—	—

Variable universal life	274,843	279,968	280,000	7,579,331	7,579,331	7,579,331

Not subject to discretionary withdrawal or no cash values:

Term policies without cash value	N/A	N/A	151,345	—	—	—

Accidental death benefits	N/A	N/A	466	—	—	—

Disability - active lives	N/A	N/A	1,093	—	—	—

Disability - disabled lives	N/A	N/A	117,509	—	—	—

Miscellaneous reserves	N/A	N/A	28,188	—	—	—

Total, gross	6,878,697	14,045,589	14,691,020	7,579,331	7,579,331	7,579,331

Reinsurance ceded	6,878,697	7,643,139	7,966,585	7,579,331	7,579,331	7,579,331

Total, net of reinsurance ceded	$—	$6,402,450	6,724,435	$—	$—	$—

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Life actuarial reserves at December 31, were as follows:

	2021	2020

General Account:

Life insurance	$6,526,970	$6,708,570

Accidental death benefits	60	61

Active lives	322	329

Disability - disabled lives	1,706	1,706

Miscellaneous reserves	12,137	13,769

Total	$6,541,195	$6,724,435

11. Commercial Paper

The Company has a commercial paper program that is partially supported by a $50,000 credit facility agreement. The commercial paper has been given a rating of A-1+ by Standard & Poor’s Ratings Services and a rating of P-1 by Moody’s Investors Service, each being the highest rating available. The Company’s issuance of commercial paper is not used to fund daily operations and does not have a significant impact on the Company’s liquidity.

The following table provides information regarding the Company’s commercial paper program:

	December 31,
	2021	2020

Face value	$95,988	$98,983

Carrying value	$95,988	$98,983

Interest expense paid	$227	$1,007

Effective interest rate	0.17% - 0.20%	0.22% - 0.27%

Maturity range (days)	24 - 28	21 - 26

12. Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. The Company reported assets and liabilities from the following product lines into a separate account:

•	Individual Annuity Product
•	Group Annuity Product
•	Variable Life Insurance Product
•	Hybrid Ordinary Life Insurance Product
•	Individual Indexed-Linked Annuity Product

In accordance with the domiciliary state procedures for approving items within the separate account, the separate account classification of the following items are supported by Colorado Insurance Code Section 10-7-402:

•	Individual Annuity
•	Group Annuity
•	Variable Life Insurance Product

The following items are supported by direct approval by the Commissioner:

•	Hybrid Ordinary Life Insurance Product
•	Group Annuity - Custom Stable Value Asset Funds
•	Variable Life Insurance Product
•	Individual Indexed-Linked Annuity Product

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The Company’s separate accounts invest in shares of Great-West Funds, Inc. and Putnam Funds, open-end management investment companies, which are affiliates of the Company, and shares of other non-affiliated mutual funds and government and corporate bonds.

Some assets within each of the Company’s separate accounts are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate accounts prevents such assets from being generally available to satisfy claims resulting from the general account.

At December 31, 2021 and 2020, the Company’s separate account assets that are legally insulated from the general account claims are $29,230,733 and $28,447,693.

As of December 31, 2021, and 2020, $12,173,077 and $11,612,824, respectively, of separate account reserves were ceded under modified coinsurance to Protective. While the Company holds the respective asset and liability under the modified coinsurance agreement, the economics are ceded to Protective, resulting in no impact to net income.

As of December 31, 2021, and 2020, $60,797,874 and $61,774,539, respectively, of separate account reserves were acquired under modified coinsurance from MassMutual. While MassMutual holds the respective asset and liability under the modified coinsurance agreement, the economics are assumed by the Company.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account has paid risk charges of $10,723, $11,325, $11,649, $11,608 and $12,581 for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively. No separate account guarantees were paid by the general account for the years ending December 31, 2021, 2020, 2019, 2018 and 2017, respectively.

Separate accounts with guarantees

The Government Guaranteed Funds are separate accounts investing in fixed income securities backed by the credit of the U.S. Government, its agencies or its instrumentalities.

The Stable Asset Funds invest in investment-grade corporate bonds in addition to the above mentioned securities.

The Company also has separate accounts comprised of assets underlying variable universal life policies issued privately to accredited investors. The accounts invest in investment grade fixed income securities.

The Individual Indexed-Linked Annuity Product provides returns based on the performance of one or more indices and invests in fixed income securities. The returns from these securities are invested in derivative instruments which mimic the returns of select indices. There is also a return of premium death benefit guarantee to policyholders.

The Government Guaranteed Funds and Stable Asset Funds have a guaranteed minimum crediting rate of at least 0%. All of the above separate accounts provide a book value guarantee. Some of them also provide a death benefit of the greater of account balance or premium paid.

Distributions to a participant are based on the participant’s account balance and are permitted for the purpose of paying a benefit to a participant. Distributions for purposes other than paying a benefit to a participant may be restricted. Participants’ distributions are based on the amount of their account balance, whereas, distributions as a result of termination of the group annuity contract are based on net assets attributable to the contract and can be made to the group through (1) transfer of the underlying securities and any remaining cash balance, or (2) transfer of the cash balance after sale of the Fund’s securities.

Most guaranteed separate account assets and related liabilities are carried at fair value. Certain separate account assets are carried at book value based on the prescribed deviation from the Division.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Non-guaranteed separate accounts

The non-guaranteed separate accounts include unit investment trusts or series accounts that invest in diversified open-end management investment companies. These separate account assets and related liabilities are carried at fair value.

The investments in shares are valued at the closing net asset value as determined by the appropriate fund/portfolio at the end of each day. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. Some of the separate accounts provide an incidental death benefit of the greater of the policyholder’s account balance or premium paid and some provide an incidental annual withdrawal benefit for the life of the policyholder. Certain contracts contain provisions relating to a contingent deferred sales charge. In such contracts, charges will be made for total or partial surrender of a participant annuity account in excess of the “free amount” before the retirement date by a deduction from a participant’s account. The “free amount” is an amount equal to 10% of the participant account value at December 31 of the calendar year prior to the partial or total surrender.

The following tables provide information regarding the Company’s separate accounts:

	Year Ended December 31, 2021
	Non-indexed guaranteed less than/equal to 4%	Non-guaranteed separate account	Total

Premiums, considerations or deposits	$343,874	$716,687	$1,060,561

Reserves

For accounts with assets at:

Fair value	$8,020,705	$17,635,514	$25,656,219

Amortized cost	1,193,204	—	1,193,204

Total reserves	$9,213,909	$17,635,514	$26,849,423

By withdrawal characteristics:

At fair value	$8,020,705	$17,635,514	$25,656,219

At book value without fair value adjustment and with current surrender charge less than 5%	1,193,204	—	1,193,204

Total subject to discretionary withdrawals	$9,213,909	$17,635,514	$26,849,423

	Year Ended December 31, 2020
	Non-indexed guaranteed less than/equal to 4%	Non-guaranteed separate account	Total

Premiums, considerations or deposits	$403,703	$949,333	$1,353,036

Reserves

For accounts with assets at:

Fair value	$8,767,847	$16,897,365	$25,665,212

Amortized cost	1,187,709	—	1,187,709

Total reserves	$9,955,556	$16,897,365	$26,852,921

By withdrawal characteristics:

At fair value	$8,767,847	$16,897,365	$25,665,212

At book value without fair value adjustment and with current surrender charge less than 5%	1,187,709	—	1,187,709

Total subject to discretionary withdrawals	$9,955,556	$16,897,365	$26,852,921

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31,
	2021	2020	2019

Transfers as reported in the Summary of Operations of the separate account statement:

Transfers to separate accounts	$1,060,561	$1,353,036	$1,803,334

Transfers from separate accounts	(2,907,674)	(1,759,730)	(4,226,616)

Net transfers from separate accounts	(1,847,113)	(406,694)	(2,423,282)

Reconciling adjustments:

Net transfer of reserves to separate accounts	473,021	(412,121)	1,203,800

Miscellaneous other	281	(1,137)	836

CARVM allowance reinsured	(15,221)	(8,545)	70,071

Reinsurance	(6,746,815)	19,469	(179,568)

Net transfers as reported in the Statements of Operations	$(8,135,847)	$(809,028)	$(1,328,143)

13.   Capital and Surplus, Dividend Restrictions, and Other Matters

The payment of principal and interest under all surplus notes can be made only with prior written approval of the Commissioner of Insurance of the State of Colorado. Such payments are payable only out of surplus funds of the Company and only if at the time of such payment, and after giving effect to the making thereof, the financial condition of the Company is such that its surplus would not fall below two and one-half times the authorized control level as required by the most recent risk-based capital calculations.

On November 15, 2004, the Company issued a surplus note in the face amount of $195,000 to GWL&A Financial. The proceeds were used to redeem a $175,000 surplus note issued May 4, 1999 and for general corporate purposes. The surplus note bears interest at the rate of 6.675% and was due November 14, 2034. On December 9, 2019 the Company used proceeds from the ceding commission earned on the Protective transaction to redeem the surplus note balance in full. The carrying amount of the surplus note was $0 and $0 at December 31, 2021 and 2020, respectively. Interest paid on the note was $0, $0 and $13,016 for the years ended December 31, 2021, 2020 and 2019, respectively, bringing total interest paid from inception to December 31, 2021 to $195,243.

On December 29, 2017, the Company issued a surplus note in the face amount and carrying amount of $12,000 to GWL&A Financial Inc. The proceeds were used for general corporate purposes. The surplus note bears an interest rate of 3.5% per annum. The note matures of December 29, 2027. Interest paid on the note during 2021, 2020 and 2019 amounted to $420, $420 and $420, respectively, bringing total interest paid from inception to December 31, 2021 to $1,682. The amount of unapproved principal and interest was $0 at December 31, 2021.

On May 17, 2018, the Company issued a surplus note in the face amount and carrying amount of $346,218 to GWL&A Financial Inc. The proceeds were used to redeem the $333,400 surplus note issued in 2006 and for general corporate purposes. The surplus note bears an interest rate of 4.881% per annum. The note matures on May 17, 2048. Interest paid on the note during 2021, 2020, and 2019 amounted to $16,899, $16,899 and $16,899, respectively, bringing total interest paid from inception to December 31, 2020 to $61,212.The amount of unapproved principal and interest was $0 at December 31, 2021.

In the first quarter of 2018, the Company realized a $39,921 after tax gain on an interest rate swap that hedged the existing $333,400 surplus note. The Company adjusted the basis of the hedged item, in this case the surplus note, for the amount of the after tax gain. Further, the Company accounted for the redemption of the $333,400 surplus note and the issuance of the $346,218 surplus note in the second quarter as debt modification instead of debt extinguishment. Therefore, the after tax swap gain will be amortized into income over the 30 year life of the new surplus note. Amortization of the gain during 2021, 2020 and 2019 amounted to $1,331, $1,331 and $1,330, respectively bringing the total amortization from inception to December 31, 2021 amounted to $4,990, leaving an unamortized balance of $34,931 in surplus as part of the surplus note amounts.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

On August 12, 2020, the Company issued a surplus note in the face amount and carrying amount of $527,500 to GWL&A Financial Inc. The proceeds were used to finance the Personal Capital transaction. The surplus note bears an interest rate of 1.260% per annum. The note matures on August 12, 2025. Interest paid on the note during 2021 and 2020 amounted to $6,647 and $0, respectively, bringing total interest paid from inception to December 31, 2021 to $6,647. The amount of unapproved principal and interest were $0 at December 31, 2021.

As of the fourth quarter of 2020, the Company had received capital contributions of $3.1 billion from GWL&A Financial Inc. The proceeds were used to finance the Personal Capital and MassMutual transactions.

On August 26, 2021, the Company issued a surplus note in the face amount and carrying amount of $1,192,007 to GWL&A Financial Inc. The proceeds are anticipated to be used to partially fund the acquisition of certain businesses from Prudential Financial, Inc. The note matures on December 31, 2051. The surplus note bears an interest rate of 4.2% per annum until December 31, 2026. Starting on December 31, 2026 and on every fifth anniversary of such date thereafter, the interest rate on the note is reset to rate equal to the five-year U.S. Treasury Rate plus 3.4%. Interest paid on the note during 2021 amounted to $17,557, bringing total interest paid at December 31, 2021 to $17,557. The amount of unapproved principal and interest was $0 at December 31, 2021.

As an insurance company domiciled in the State of Colorado, the Company is required to maintain a minimum of $2,000 of capital and surplus. In addition, the maximum amount of dividends which can be paid to stockholders by insurance companies domiciled in the State of Colorado, without prior approval of the Insurance Commissioner, is subject to restrictions relating to statutory capital and surplus and statutory net gain from operations. The Company may pay an amount less than $291,937 of dividends during the year ended December 31, 2022, without the prior approval of the Colorado Insurance Commissioner. Prior to any payment of dividends, the Company provides notice to the Colorado Insurance Commissioner. Dividends are non-cumulative and paid as determined by the Board of Directors, subject to the limitations described above. During the years ended December 31, 2021, 2020 and 2019 the Company paid dividends to GWL&A Financial Inc, totaling $506,000, $357,752, and $639,801, respectively.

The portion of unassigned deficit (surplus) represented or (reduced) by each of the following items is:

	December 31,
	2021	2020

Unrealized (losses) gains	(139,137)	(76,064)

Non-admitted assets	(973,028)	(946,880)

Surplus as regards reinsurance	370,205	454,045

Asset valuation reserve	(236,291)	(202,003)

Separate accounts	(1,504)	(1,504)

Total unassigned deficit	$(979,755)	$(772,406)

Risk-based capital (“RBC”) is a regulatory tool for measuring the minimum amount of capital appropriate for a life, accident and health organization to support its overall business operations in consideration of its size and risk profile. The Division requires the Company to maintain minimum capital and surplus equal to the company action level as calculated in the RBC model. The Company exceeds the required amount.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

14. Federal Income Taxes

The following table presents the components of the net admitted deferred tax asset:

	December 31, 2021			December 31, 2020			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$461,912	$—	$461,912	$481,393	$—	$481,393	$(19,481)	$—	$(19,481)

Valuation allowance adjustment	—	—	—	—	—	—	—	—	—

Adjusted gross deferred tax asset	461,912	—	461,912	481,393	—	481,393	(19,481)	—	(19,481)

Deferred tax assets non-admitted	(403,242)	—	(403,242)	(340,176)	8,930	(331,246)	(63,066)	(8,930)	(71,996)

Net admitted deferred tax asset	58,670	—	58,670	141,217	8,930	150,147	(82,547)	(8,930)	(91,477)

Gross deferred tax liabilities	(23,993)	(12,213)	(36,206)	(15,258)	(8,930)	(24,188)	(8,735)	(3,283)	(12,018)

Net admitted deferred tax asset	$34,677	$(12,213)	$22,464	$125,959	$—	$125,959	$(91,282)	$(12,213)	$(103,495)

The Company admits deferred tax assets pursuant to paragraphs 11.a, 11.b.i, 11.b.ii, and 11.c, in SSAP No. 101. The following table presents the amount of deferred tax asset admitted under each component of SSAP No. 101:

	December 31, 2021			December 31, 2020			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—

(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (lesser of (i) and (ii) below)	22,464	—	22,464	125,959	—	125,959	(103,495)	—	(103,495)

(i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	22,464	—	22,464	125,959	—	125,959	(103,495)	—	(103,495)

(ii) Adjusted gross deferred tax assets expected allowed per limitation threshold	—	—	433,977	—	—	304,773	—	—	129,204

(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	36,206	—	36,206	15,258	8,930	24,188	20,948	(8,930)	12,018

Total deferred tax assets admitted as a result of the application of SSAP No. 101	$58,670	$—	$58,670	$141,217	$8,930	$150,147	$(82,547)	$(8,930)	$(91,477)

The following table presents the threshold limitations utilized in the admissibility of deferred tax assets under paragraph 11.b of SSAP No. 101:

	2021	2020

Ratio percentage used to determine recovery period and threshold limitation amount	1,325.36%	918.28%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$2,893,182	$2,031,818

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following table presents the impact of tax planning strategies:

	December 31, 2021		December 31, 2020		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital

Adjusted gross deferred tax asset	$461,912	$—	$481,393	$—	$(19,481)	$—

% of adjusted gross deferred tax asset by character attributable to tax planning strategies	—%	—%	—%	—%	—%	—%

Net admitted adjusted gross deferred tax assets	$58,670	$—	$141,217	$8,930	$(82,547)	$(8,930)

% of net admitted adjusted gross deferred tax asset by character attributable to tax planning strategies	—%	—%	—%	—%	—%	—%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no temporary differences for which deferred tax liabilities are not recognized.

The components of current income taxes incurred include the following:

	Year Ended December 31,
	2021	2020	Change

Current income tax	$22,402	$(20,260)	$42,662

Federal income tax on net capital gains	(11,628)	12,592	(24,220)

Total	$10,774	$(7,668)	$18,442

	Year Ended December 31,
	2020	2019	Change

Current income tax	$(20,260)	$(98,474)	$78,214

Federal income tax on net capital gains	12,592	120,618	(108,026)

Total	$(7,668)	$22,144	$(29,812)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The tax effects of temporary differences, which give rise to the deferred income tax assets and liabilities are as follows:

	December 31,
Deferred income tax assets:	2021	2020	Change

Ordinary:

Reserves	$38,493	$38,987	$(494)

Investments	2,046	1,784	262

Pension accrual	—	11	(11)

Provision for dividends	9	2,168	(2,159)

Fixed assets	1,887	1,792	95

Compensation and benefit accrual	28,400	20,843	7,557

Receivables - non-admitted	19,162	13,737	5,425

Tax credit carryforward	138,406	111,979	26,427

Intangible	212,397	270,929	(58,532)

Other	21,112	19,163	1,949

Total ordinary gross deferred tax assets	461,912	481,393	(19,481)

Valuation allowance adjustment	—	—	—

Total adjusted ordinary gross deferred tax assets	461,912	481,393	(19,481)

Non-admitted ordinary deferred tax assets	(403,242)	(340,176)	(63,066)

Admitted ordinary deferred tax assets	58,670	141,217	(82,547)

Capital:			—

Investments	—	—	—

Total capital gross deferred tax assets	—	—	—

Valuation allowance adjustment	—	—	—

Total adjusted gross capital deferred tax assets	—	—	—

Non-admitted capital deferred tax assets	—	8,930	(8,930)

Admitted capital deferred tax assets	—	8,930	(8,930)

Total admitted deferred tax assets	$58,670	$150,147	$(91,477)

Deferred income tax liabilities:

Ordinary:

Investments	$(7,357)	$(547)	$(6,810)

Premium receivable	(3,381)	(3,414)	33

Policyholder reserves	(8,424)	(10,931)	2,507

Experience refunds	—	—	—

Other	(4,831)	(366)	(4,465)

Total ordinary deferred tax liabilities	(23,993)	(15,258)	(8,735)

Capital

Investments	$(12,213)	$(8,930)	$(3,283)

Total capital deferred tax liabilities	(12,213)	(8,930)	(3,283)

Total deferred tax liabilities	$(36,206)	$(24,188)	$(12,018)

Net admitted deferred income tax asset	$22,464	$125,959	$(103,495)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The change in deferred income taxes reported in surplus before consideration of non-admitted assets is comprised of the following components:

	December 31,
	2021	2020	Change

Total deferred income tax assets	$461,912	$481,393	$(19,481)

Total deferred income tax liabilities	(36,206)	(24,188)	(12,018)

Net deferred income tax asset	$425,706	$457,205	(31,499)

Tax effect of unrealized capital gains (losses)			7,717

Other surplus			280

Change in net deferred income tax			$(23,502)

	December 31,
	2020	2019	Change

Total deferred income tax assets	$481,393	$224,934	$256,459

Total deferred income tax liabilities	(24,188)	(19,678)	(4,510)

Net deferred income tax asset	$457,205	$205,256	251,949

Tax effect of unrealized capital gains (losses)			5,187

Other surplus			(422)

Change in net deferred income tax			$256,714

The provision for federal income taxes and change in deferred income taxes differ from that which would be obtained by applying the statutory federal income tax rate of 21% to income before income taxes. The significant items causing this difference are as follows:

	December 31,
	2021	2020	2019

Income tax expense at statutory rate	$66,774	$(356,646)	$61,396

Earnings from subsidiaries	(31,726)	(30,013)	(22,849)

Tax exempt investment income	(4,430)	—	—

Ceding commission from Protective, net of transaction expenses	(17,606)	(17,540)	112,889

Dividend received deduction	(4,751)	(5,553)	(6,161)

Tax adjustment for interest maintenance reserve	(31,757)	130,717	(1,739)

Interest maintenance reserve release on Protective transaction	—	—	(107,527)

Prior year adjustment	101	552	(1,695)

Non-deductible Personal Capital contingent consideration	12,986	—	—

Statutory purchase accounting adjustment	65,891	—	—

Tax effect on non-admitted assets	(5,382)	4,884	3,425

Tax credits	(1,419)	(2,963)	(3,660)

Income tax on realized capital gain (loss)	(11,627)	12,592	120,618

Tax contingency	(1,926)	931	1,129

Other	(852)	(1,343)	(4,282)

Total	$34,276	$(264,382)	$151,544

	2021	2020	2019

Federal income taxes incurred	$10,774	$(7,668)	$22,144

Change in net deferred income taxes	23,502	(256,714)	129,400

Total income taxes	$34,276	$(264,382)	$151,544

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

As of December 31, 2021, the Company had no operating loss carryforwards.

As of December 31, 2021, the Company has Guaranteed Federal Low Income Housing tax credit carryforwards of $138,406. These credits will begin to expire in 2031.

As of December 31, 2021, the Company has foreign tax credit carryforwards of $0.

The following are income taxes incurred in prior years that will be available for recoupment in the event of future net losses:

Year Ended December 31, 2021	$—

Year Ended December 31, 2020	20,366

Year Ended December 31, 2019	132,977

The Company has no deposits admitted under Section 6603 of the Internal Revenue Code.

The Company’s federal income tax return is consolidated with the following entities (the “U.S. Consolidated Group”):

Great-West Lifeco U.S. LLC

GWFS Equities, Inc.

GWL&A Financial Inc.

Great-West Life & Annuity Insurance Company of South Carolina

Great-West Life & Annuity Insurance Company of New York

Putnam Investments, LLC

Putnam Acquisition Financing, Inc.

Putnam Retail Management, LP

Putnam Retail Management GP, Inc.

Putnam Investor Services, Inc.

PanAgora Holdings, Inc

PanAgora Asset Management, Inc.

Putnam Advisory Holdings, LLC

Putnam Advisory Holdings II, LLC

Empower Retirement, LLC

Advised Assets Group, LLC

Great-West Trust Company, LLC

Great-West Capital Management, LLC

Personal Capital Corporation

Personal Capital Advisors Corporation

Personal Capital Services Corporation

Personal Capital Technology Corporation

The Company, GWL&A NY and GWSC (“GWLA Subgroup”) are life insurance companies who form a life subgroup under the consolidated return regulations. These regulations determine whether the taxable income or losses of this subgroup may offset or be offset with the taxable income or losses of other non-life entities.

The GWLA Subgroup accounts for income taxes on the modified separate return method on each of their separate company, statutory financial statements. Under this method, current and deferred tax expense or benefit is determined on a standalone basis; however the Company also considers taxable income or losses from other members of the GWLA Subgroup when determining its deferred tax assets and liabilities, and in evaluating the realizability of its deferred tax assets.

The method of settling income tax payables and receivables (“Tax Sharing Agreement”) among the U.S. consolidated group is subject to a written agreement approved by the Board of Directors, whereby settlement is made on a separate return basis (i.e., the amount that would be due to or from a jurisdiction had an actual separate return been filed) except for the current utilization

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

of any net operating losses and other tax attributes by members of the U.S. Consolidated Group, which can lead to receiving a payment when none would be received from the jurisdiction had a real separate tax return been required. The GWLA Subgroup has a policy of settling intercompany balances as soon as practical after the filing of the federal consolidated return or receipt of the income tax refund from the Internal Revenue Service (“I.R.S.”).

The Company determines income tax contingencies in accordance with Statement of Statutory Accounting Principles No. 5R, Liabilities, Contingencies and Impairments of Assets (“SSAP No. 5R”) as modified by SSAP No. 101. As of December 31, 2021 the amount of tax contingencies computed in accordance with SSAP No. 5R is $0, with the exception of interest and penalties. The Company does not expect a significant increase in tax contingencies within the 12 month period following the balance sheet date.

The Company recognizes accrued interest and penalties related to tax contingencies in current income tax expense. During the years ended December 31, 2021 and 2020, the Company recognized approximately $(1,926) and $931 of expense from interest and penalties related to the uncertain tax positions. The Company had $448 and $2,374 accrued for the payment of interest and penalties at December 31, 2021 and 2020, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various states. The Parent’s U.S. federal and state tax filings are subject to adjustment or examination by the relevant tax authorities for tax years ending December 31, 2007 and thereafter. The Company does not expect significant increases or decreases to unrecognized tax benefits to federal, state or local audits.

The Company does not have any foreign operations as of the periods ended December 31, 2021 and December 31, 2020 and therefore is not subject to the tax on Global Intangible Low-Taxed Income.

15. Employee Benefit Plans

Post-Retirement Medical and Supplemental Executive Retirement Plans

Previously, the Company sponsored an unfunded Post-Retirement Medical Plan (the “Medical Plan”) that provided health benefits to retired employees who are not Medicare eligible. The Medical Plan is contributory and contains other cost sharing features which may be adjusted annually for the expected general inflation rate. The Company’s policy is to fund the cost of the Medical Plan benefits in amounts determined at the discretion of management. Effective January 1, 2020, the Company transferred the Medical Plan to its subsidiary, Empower.

The Company provides Supplemental Executive Retirement Plans to certain key executives. These plans provide key executives with certain benefits upon retirement, disability or death based upon total compensation. The Company has purchased individual life insurance policies with respect to each employee covered by these plans. The Company is the owner and beneficiary of the insurance contracts.

A December 31 measurement date is used for the employee benefit plans.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following tables provide a reconciliation of the changes in the benefit obligations, fair value of plan assets and the underfunded status for the Company’s Post-Retirement Medical and Supplemental Executive Retirement plans, where applicable:

	Post-Retirement Medical Plan		Supplemental Executive Retirement Plan		Total
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020	2021	2020

Change in projected benefit obligation:

Benefit obligation, January 1	$—	$22,696	$42,163	$40,801	$42,163	$63,497

Service cost	—	—	—	—	—	—

Interest cost	—	—	852	1,175	852	1,175

Actuarial (gain) loss	—	—	(1,040)	2,753	(1,040)	2,753

Regular benefits paid	—	—	(2,567)	(2,566)	(2,567)	(2,566)

Benefit obligation transferred to Empower	—	(22,696)	—	—	—	(22,696)

Benefit obligation and under funded status, December 31	$—	$—	$39,408	$42,163	$39,408	$42,163

Accumulated benefit obligation	—	$—	39,408	42,163	39,408	$42,163

	Supplemental Executive Retirement Plan
	Year Ended December 31,
	2021	2020
Change in plan assets:
Fair Value of plan assets, January 1	$—	$—
Employer contributions	2,567	2,566
Regular Benefits paid	(2,567)	(2,566)

Fair Value of plan assets, December 31	$—	$—

The following table presents amounts recognized in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus for the Company’s Supplemental Executive Retirement plan:

	Supplemental Executive Retirement Plan
	December 31,
	2021	2020
Amounts recognized in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus:
Accrued benefit liability	$(36,928)	$(38,349)
Liability for pension benefits	(2,480)	(3,814)

Total other liabilities	$(39,408)	$(42,163)

Unassigned deficit	$(2,480)	$(3,814)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following table presents amounts not yet recognized in the statements of financial position for the Company’s Supplemental Executive Retirement plan:

	Supplemental Executive Retirement Plan
	December 31,
	2021	2020

Unrecognized net actuarial gain (loss)	$(2,480)	$(3,515)

Unrecognized prior service cost		(299)

The following table presents amounts in unassigned deficit recognized as components of net periodic benefit cost for the Company’s Post-Retirement Medical and Supplemental Executive Retirement plans:

	Post-Retirement Medical Plan		Supplemental Executive Retirement Plan		Total
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020	2021	2020

Items not yet recognized as component of net periodic cost on January 1,	$—	$(472)	$(3,814)	$(1,331)	$(3,814)	$(1,803)

Transferred to Empower	—	472	—	—	—	472

Prior service cost recognized in net periodic cost	—	—	300	299	300	299

Gain recognized in net periodic cost	—	—	(6)	(29)	(6)	(29)

Gain (loss) arising during the year	—	—	1,040	(2,753)	1,040	(2,753)

Items not yet recognized as component of net periodic cost on December 31	$—	$—	$(2,480)	$(3,814)	$(2,480)	$(3,814)

The following table provides information regarding amounts in unassigned deficit that are expected to be recognized as components of net periodic benefit costs during the year ended December 31, 2022:

Supplemental Executive Retirement Plan

Net actuarial gain	$(6)

Prior service cost	—

The expected benefit payments for the Company’s Supplemental Executive Retirement plan for the years indicated are as follows:

	2022	2023	2024	2025	2026	2027 through 2031

Supplemental executive retirement plan	10,334	5,810	2,215	1,997	1,806	8,283

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following table presents the components of net periodic cost (benefit):

	Post-Retirement Medical Plan			Supplemental Executive Retirement Plan			Total
	Year Ended December 31,			Year Ended December 31,			Year Ended December 31,
	2021	2020	2019	2021	2020	2019	2021	2020	2019

Components of net periodic cost (benefit):

Service cost	$—	$—	$1,435	$—	$—	$—	$—	$—	$1,435

Interest cost	—	—	825	852	1,175	1,510	852	1,175	2,335

Amortization of unrecognized prior service cost	—	—	817	300	299	299	300	299	1,116

Amortization of gain from prior periods	—	—	(225)	(6)	(29)	(50)	(6)	(29)	(275)

Net periodic cost	$—	$—	$2,852	$1,146	$1,445	$1,759	$1,146	$1,445	$4,611

The following tables present the assumptions used in determining benefit obligations of the Supplemental Executive Retirement plans at December 31, 2021 and 2020:

	Supplemental Executive Retirement Plan

	December 31,

	2021	2020

Discount rate	2.60%	2.09%

Rate of compensation increase	N/A	N/A

During 2020, the Company adopted the Society of Actuaries Mortality Improvement Scale (MP-2020) which the Company elected to continue to use for 2021.

The following tables present the weighted average interest rate assumptions used in determining the net periodic benefit/cost of the Supplemental Executive Retirement plans:

	Supplemental Executive Retirement Plan

	Year Ended December 31,

	2021	2020

Discount rate	2.09%	2.98%

Rate of compensation increase	N/A	N/A

The discount rate has been set based on the rates of return on high-quality fixed-income investments currently available and expected to be available during the period the benefits will be paid. In particular, the yields on bonds rated AA or better on the measurement date have been used to set the discount rate.

Beginning December 31, 2012, the Company began participation in the pension plan sponsored by GWL&A Financial. During 2017, that plan froze all future benefit accruals for pension-eligible participants as of December 31, 2017. The Company’s share of net expense for the pension plan was $3,625, $7,806 and $14,842 during the years ended December 31, 2021, 2020 and 2019.

The Company offers unfunded, non-qualified deferred compensation plans to a select group of executives, management and highly compensated individuals. Participants defer a portion of their compensation and realize potential market gains / losses or interest on the amount deferred. The programs are not qualified under Section 401 of the Internal Revenue Code. Participant balances, which are included in Other liabilities in the accompanying statutory financial statements, are $56,179 and $49,595 at December 31, 2021 and 2020, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Previously, the Company sponsored a qualified defined contribution benefit plan covering all employees. Under this plan, employees may contribute a percentage of their annual compensation to the plan up to certain maximums, as defined by the plan and by the Internal Revenue Service (“IRS”). Effective January 1, 2020, the Company transferred the qualified defined contribution benefit plan to its subsidiary, Empower Retirement, LLC. Previously, the Company matched a percentage of employee contributions in cash. The Company recognized $24,955 in expense related to this plan for the year ended December 31, 2019, respectively.

16. Share-Based Compensation

Equity Awards

Lifeco, of which the Company is an indirect wholly-owned subsidiary, maintains the Great-West Lifeco Inc. Stock Option Plan (the “Lifeco plan”) that provides for the granting of options on its common shares to certain of its officers and employees and those of its subsidiaries, including the Company. Options are granted with exercise prices not less than the average market price of the shares on the five days preceding the date of the grant. The Lifeco plan provides for the granting of options with varying terms and vesting requirements with vesting commencing on the first anniversary of the grant, exercisable within 10 years from the date of grant. Compensation expense is recognized in the Company’s financial statements over the vesting period of these stock options using the accelerated method of recognition.

Termination of employment prior to the vesting of the options results in the forfeiture of the unvested options, unless otherwise determined by the Human Resources Committee. At its discretion, the Human Resources Committee may vest the unvested options of retiring option holders, with the options exercisable within five years from the date of retirement. In such event, the Company accelerates the recognition period to the date of retirement for any unrecognized share-based compensation cost related thereto and recognizes it in its earnings at that time.

Liability Awards

The Company maintains a Performance Share Unit Plan (“PSU plan”) for officers and employees of the Company. Under the PSU plan, “performance share units” are granted to certain of its officers and employees of the Company. Each performance unit has a value equal to one share of Lifeco common stock and is subject to adjustment for cash dividends paid to Lifeco stockholders, Company earnings results as well as stock dividends and splits, consolidations and the like that affect shares of Lifeco common stock outstanding.

If the performance share units vest, they are payable in cash equal to the average closing price of Lifeco common stock for the 20 trading days prior to the date following the last day of the three-year performance period. The estimated fair value of the performance unit is based on the average closing price of Lifeco common stock for the 20 trading days prior to the grant. The performance share units generally vest in their entirety at the end of the three years performance period based on continued service. The PSU plan contains a provision that permits all unvested performance share units to become vested upon death or retirement. Changes in the fair value of the performance share units that occur during the vesting period is recognized as compensation cost over that period.

Performance share units are settled in cash and are recorded as liabilities until payout is made. Unlike share-settled awards, which have a fixed grant-date fair value, the fair value of unsettled or unvested liabilities awards is remeasured at the end of each reporting period based on the change in fair value of one share of Lifeco common stock. The liability and corresponding expense are adjusted accordingly until the award is settled.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Compensation Expense Related to Share-Based Compensation

The compensation expense related to share-based compensation was as follows:

	Year Ended December 31,
	2021	2020	2019

Lifeco stock plan	$457	$593	$899

Performance share unit plan	8,818	6,431	15,458

Total compensation expense	$9,275	$7,024	$16,357

Income tax benefits	$1,947	$1,465	$3,414

During the year ended December 31, 2021, 2020 and 2019, the Company had $111, $48 and $(67) respectively, income tax benefits (expense) realized from stock options exercised.

The following table presents the total unrecognized compensation expense related to share-based compensation at December 31, 2021 and the expected weighted average period over which these expenses will be recognized:

	Expense	Weighted average period (years)

Lifeco stock plan	$252	1.1

Performance share unit plan	1,391	0.2

Equity Award Activity

The following table summarizes the status of, and changes in, the Lifeco plan options granted to Company employees which are outstanding. The options granted relate to underlying stock traded in Canadian dollars on the Toronto Stock Exchange; therefore, the amounts, which are presented in United States dollars, will fluctuate as a result of exchange rate fluctuations.

		Weighted average

	Shares under option	Exercise price (Whole dollars)	Remaining contractual term (Years)	Aggregate intrinsic value (1)

Outstanding, January 1, 2021	3,171,470	$25.95

Granted	—	NA

Exercised	(551,830)	23.71

Expired	(3,440)	27.30

Outstanding, December 31, 2021	2,616,200	26.35	5.0	$9,266

Vested and expected to vest, December 31, 2021	2,616,200	26.35	5.0	9,266

Exercisable, December 31, 2021	1,839,740	27.01	4.2	5,303
(1) The aggregate intrinsic value is calculated as the difference between the market price of Lifeco common shares on December 31, 2021 and the exercise price of the option (only if the result is positive) multiplied by the number of options.

The following table presents additional information regarding stock options under the Lifeco plan:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	Year Ended December 31,
	2021	2020	2019
Weighted average fair value of options granted	NA	NA	$2.32
Intrinsic value of options exercised (1)	2,804	1,097	3,282
Fair value of options vested	770	911	1,358

(1) The intrinsic value of options exercised is calculated as the difference between the market price of Lifeco common shares on the date of exercise and the exercise price of the option multiplied by the number of options exercised.

The fair value of the options granted during the year ended December 31, 2019 was estimated on the date of the grant using the Black-Scholes option-pricing model with the following weighted average assumptions:

Year Ended December 31,
2019

Dividend yield	5.46%

Expected volatility	19.68%

Risk free interest rate	1.83%

Expected duration (years)	6.0

Liability Award Activity

The following table summarizes the status of, and changes in, the Performance Share Unit Plan units granted to Company employees which are outstanding:

Performance Units
Outstanding, January 1, 2021	958,827

Granted	28,800

Forfeited	(5,248)

Paid	(403,617)

Outstanding, December 31, 2021	578,762

Vested and expected to vest, December 31, 2021	578,762

The cash payment in settlement of the Performance Share Unit Plan units was $11,928, $8,569 and $5,815 for the years ended December 31, 2021, 2020 and 2019, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

17. Participating Insurance

Individual life insurance premiums paid, net of reinsurance, under individual life insurance participating policies were 30%, 55%, and (1)% of total individual life insurance premiums earned during the years ended December 31, 2021, 2020 and 2019 respectively. The Company accounts for its policyholder dividends based upon the contribution method. The Company paid dividends in the amount of $18,129, $18,497 and $23,461 to its policyholders during the years ended December  31, 2021, 2020 and 2019, respectively.

18. Concentrations

No customer accounted for 10% or more of the Company’s revenues during the year ended December 31, 2021. In addition, the Company is not dependent upon a single customer or a few customers. The loss of business from any one, or a few, independent brokers or agents would not have a material adverse effect on the Company or any of its business agents.

19. Commitments and Contingencies

Future Contractual Obligations

The following table summarizes the Company’s estimated future contractual obligations:

	Payment due by period
	2022	2023	2024	2025	2026	Thereafter	Total

Surplus notes - principal (1)	$ —	$ —	$ —	$ 527,500	$ —	$ 1,550,225	$ 2,077,725

Surplus notes - interest (2)	74,030	74,030	74,030	72,368	67,383	1,615,354	1,977,197

Investment purchase obligations (3)	1,165,936	—	1,545	—	—	5,000	1,172,481

Other liabilities (4)	69,783	46,810	2,215	1,997	1,806	8,284	130,895

Total	$ 1,309,749	$ 120,840	$ 77,790	$ 601,865	$ 69,189	$ 3,178,863	$ 5,358,296

(1) Surplus notes principal - Represents contractual maturities of principal due to the Company’s parent, GWL&A Financial, under the terms of four long-term surplus notes. The amounts shown in this table differ from the amounts included in the Company’s Statement of Admitted Assets, Liabilities, Capital and Surplus because of the $34,931 of unamortized debt modification gain as discussed in Note 13.

(2) Surplus notes interest - All surplus notes bear interest at a fixed rate through maturity. The interest payments shown in this table are calculated based upon the contractual rates in effect on December 31, 2021.

(3) Investment purchase obligations - The Company makes commitments to fund partnership interests, mortgage loans, and other investments in the normal course of its business. As the timing of the fulfillment of the commitment to fund partnership interests cannot be predicted, such obligations are presented in the less than one year category. The timing of the funding of mortgage loans is based on the expiration date of the commitment. The amounts of these unfunded commitments at December 31, 2021 was $1,172,481, of which $655,615 were related to limited partnership interests. Related party transactions comprise of $164,184 of the unfunded limited partnership interests at December 31, 2021. At December 31, 2021, $1,165,936 was due within one year, $1,545 was due within four to five years, and $5,000 was due after five years.

(4)     Other liabilities - Other liabilities include those other liabilities which represent contractual obligations not included elsewhere in the table above. If the timing of the payment of any other liabilities was sufficiently uncertain, the amounts were included in the less than one year category. Other liabilities presented in the table above include:

•	Expected benefit payments for the Company’s supplemental executive retirement plan through 2027
•	Unrecognized tax benefits
•	Personal Capital contingent payment consideration

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

As part of the Personal Capital acquisition, the Company included contingent consideration based on the potential achievement of certain key metrics. An initial contingent consideration earn-out value of $20,000 represented management’s best estimate, which could be up to $175,000 based on the achievement of growth in assets under management metrics defined in the Merger Agreement, payable following measurements through December 31, 2021 and December 31, 2022.

The contingent consideration provision was increased by $80,000 in 2021 for a total contingent consideration provision of $100,000 at December 31, 2021. The increase in 2021 was due to growth in net new assets above the amount assumed at the date of acquisition. Changes in the fair value of the contingent consideration measured in accordance with the Merger Agreement subsequent to the completion of the purchase price allocation are recognized in operating and administrative expenses in the Consolidated Statements of Earnings. Based on current estimates, management anticipates paying $59,000 in 2022 and $41,000 in 2023 in contingent consideration.

Rent expense for the years ended December 31, 2021, 2020 and 2019 were $30,243, $25,324 and $33,473 respectively.

Originally entered into on March 1, 2018 and as amended on July 7, 2020, the Company has a revolving credit facility agreement in the amount of $50,000 for general corporate purposes. The credit facility has an expiration date of March 1, 2023. Interest accrues at a rate dependent on various conditions and terms of borrowings. The agreement requires, among other things, the Company to maintain a minimum adjusted net worth, of $673,000, as defined in the credit facility agreement (compiled on the unconsolidated statutory accounting basis prescribed by the NAIC), at any time. The Company was in compliance with all covenants at December 31, 2021 and 2020. At December 31, 2021 and 2020 there were no outstanding amounts related to the current credit facilities.

In addition, the Company has other letters of credit with a total amount of $8,595, renewable annually for an indefinite period of time. At December 31, 2021 and 2020, there were no outstanding amounts related to those letters of credit.

In October 2020, the Company became a member of the FHLB of Topeka. FHLB provides access to billions of low-cost funding dollars to banks, credit unions, insurance companies and community development financial institutions in the United States. At December 31, 2021, the Company had an estimated borrowing capacity of approximately $2,500,000. All borrowings must be collateralized and the required collateral amount is based on the type of investment securities pledged. No amounts were borrowed as of December 31, 2021 and 2020. Additionally, the Company was required to purchase FHLB of Topeka stock and, at December 31, 2021 and 2020, owns $501 and $500, respectively, of Class A stock which are currently not eligible for redemption.

Contingencies

From time to time, the Company may be threatened with, or named as a defendant in, lawsuits, arbitrations, and administrative claims. Any such claims that are decided against the Company could harm the Company’s business. The Company is also subject to periodic regulatory audits and inspections which could result in fines or other disciplinary actions. Unfavorable outcomes in such matters may result in a material impact on the Company’s financial position, results of operations, or cash flows.

The liabilities transferred and ceding commission received at the closing of the MassMutual transaction are subject to future adjustments. In December 2021, MassMutual provided the Company with its listing of proposed adjustments with respect to the liabilities transferred. In December 2021, the Company formally objected to these proposed adjustments. The Master Transaction Agreement requires the parties to attempt to resolve these differences in an informal manner and that process is ongoing. Based on the information presently known, it is difficult to predict the outcome of this matter with certainty, but this matter is not expected to materially impact the financial position of the Company.

The Company is involved in other various legal proceedings that arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the likelihood of loss from the resolution of these proceedings is remote and/or the estimated loss is not expected to have a material effect on the Company’s financial position, results of its operations, or cash flows.

The Company and GWL&A NY have an agreement whereby the Company has committed to provide financial support to GWL&A NY related to the maintenance of adequate regulatory surplus and liquidity. The Company is obligated to invest in

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

shares of GWL&A NY in order for GWL&A NY to maintain the capital and surplus at the greater of 1) $6,000, 2) 200% of GWL&A NY RBC minimum capital requirements if GWL&A NY total assets are less than $3,000,000 or 3) 175% of GWL&A NY RBC minimum capital requirements if GWL&A NY total assets are $3,000,000 or more. There is no limitation on the maximum potential future payments under the guarantee. The Company has no liability at December 31, 2021 and 2020 for obligations under the guarantee.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

20.  Reconciliation between Annual Statement and Audited Financial Statements

The accompanying statutory financial statements reflect certain adjustments to amounts previously reported in the annual statement filed with the Colorado Division of Insurance. The following reconciles net income and capital and surplus included in the annual statement to the accompanying statutory financial statements as of December 31, 2021:

	Net Income	Capital and Surplus
As reported in the annual statement	$297,946	$2,915,646
Adjustment to federal income tax expense (benefit)	1,022	1,022
Adjustment to change in net unrealized capital (losses) gains, net of income taxes		97,492
Adjustment to change in net deferred income taxes		(94,794)

As reported herein	$298,968	$2,919,366

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

21.  Subsequent Events

Management has evaluated subsequent events for potential recognition or disclosure in the Company’s statutory financial statements through April 15, 2022, the date on which they were issued. On February 2, 2022, the Company’s Board of Directors declared a dividend of $95,000. The dividend was paid on March 16, 2022 to the Company’s sole shareholder, GWL&A Financial. Prior to the payment of this dividend, the Company received approval from the Colorado Insurance Commissioner.

On July 21, 2021, the Company announced it’s intent to acquire the full-service retirement business of Prudential Financial, Inc. Prudential’s retirement recordkeeping business comprises more than 4,300 workplace savings plans, with approximately 4 million participants and $314 billion in assets. The transaction closed on April 1, 2022.

SUPPLEMENTAL SCHEDULES

(See Independent Auditors’ Report)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2021

Investment income earned:

U.S. Government bonds	$911

Other bonds (unaffiliated)	746,320

Bonds of affiliates	318

Preferred stocks (unaffiliated)	4,249

Common stocks (unaffiliated)	1

Common stocks of affiliates	963

Mortgage loans	141,323

Real estate	31,241

Contract loans	186,842

Cash, cash equivalents and short-term investments	6,249

Derivative instruments	31,105

Other invested assets	181,987

Aggregate write-ins for investment income	8,619

Gross investment income	$1,340,128

Real estate owned - Book value less encumbrances:	$40,192

Mortgage loans - Book value:

Commercial mortgages	$4,304,031

Mortgage loans by standing - Book value:

Good standing	$4,304,031

Other long-term invested assets - Statement value:	$769,962

Contract loans	$3,795,766

Bonds and stocks of parents, subsidiaries and affiliates - Book value:

Bonds	$3,582

Common stocks	$206,853

Bonds and short-term investments by maturity and NAIC designation:

Bonds by maturity - Statement value:

Due within one year or less	$2,735,798

Over 1 year through 5 years	8,581,796

Over 5 years through 10 years	11,842,807

Over 10 years through 20 years	3,188,886

Over 20 years	1,998,881

Total by maturity	$28,348,168

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2021

Bonds and short-term investments by NAIC designation - Statement value:

NAIC 1	$16,077,592

NAIC 2	11,688,761

NAIC 3	526,833

NAIC 4	24,085

NAIC 5	30,700

NAIC 6	197

Total by NAIC designation	$28,348,168

Total bonds publicly traded	$15,455,056

Total bonds privately placed	$12,893,112

Preferred stocks - Statement value	$116,878

Common stocks - Market value	$220,224

Short-term investments - Book value	$9,993

Collar, swap and forward agreements open - Statement value	$118,362

Futures contracts open - Current value	$2,660

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2021

Life insurance in-force:

Ordinary	$3,223,975

Group life	—

Life insurance policies with disability provisions in-force:

Ordinary	$19,328

Group life	17,564,995

Supplementary contracts in-force:

Ordinary - not involving life contingencies:

Amount on deposit	$—

Income payable	—

Ordinary - involving life contingencies:

Income payable	—

Group - not involving life contingencies:

Amount on deposit	—

Income payable	—

Group - involving life contingencies:

Income payable	121

Annuities:

Ordinary:

Immediate - amount of income payable	$335

Deferred - fully paid account balance	247

Deferred - not fully paid - account balance	—

Group:

Certificates - amount of income payable	$61,930

Certificates - fully paid account balance

Certificates - not fully paid account balance	48,848,148

Accident and health insurance - equivalent premiums in-force:

Group	$—

Deposit funds and dividend accumulations

Deposit funds - account balance	40,951

Deposit accumulations - account balance	17,236

Claim payments:

Group accident and health:

2021	$4,009

2020	9,856

2019	5,917

2018	2,738

2017	2,390

Prior	17,578

Open for SIRI and SIS

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2021

Supplemental Schedule of the Annual Audit Report

Supplemental Schedule Regarding Reinsurance Contracts with Risk-Limiting Features

Reinsurance contracts subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual:

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which include risk-limiting features, as described in SSAP No. 61R—Life, Deposit-Type and Accident and Health Reinsurance (SSAP No. 61R). Deposit accounting, as described in SSAP No. 61R was not applied for reinsurance contracts, which include risk-limiting features since the Company does not have applicable contracts.

Reinsurance contracts NOT subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual:

The Company has not applied reinsurance accounting, as described in in SSAP No. 61R, to reinsurance contracts entered into, renewed or amended on or after January 1, 1996, which include risk-limiting features, as described in SSAP No. 61R since the Company does not have applicable contracts. As such, the reinsurance reserve credit, as described in SSAP No. 61R, was not reduced.

Payments to reinsurers (excluding reinsurance contracts with a federal or state facility):

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain provisions that allow (1) the reporting of losses or settlements with the reinsurer to occur less frequently than quarterly or (2) payments due from the reinsurer to not be made in cash within ninety days of the settlement date unless there is no activity during the period.

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain a payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding company.

Reinsurance contracts NOT subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual and NOT yearly-renewable term that meet the risk transfer requirements under SSAP No. 61R:

The Company has not reflected reinsurance reserve credit for any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 for the following:

a.	Assumption reinsurance
b.	Non-proportional reinsurance that does not result in significant surplus relief

The Company does not prepare financial information under generally accepted accounting principles (“GAAP”). As such, the Company has not ceded any risk during the period ended December 31, 2020 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996, that applies reinsurance accounting, as described under SSAP No. 61R for statutory accounting principles (SAP) and applies deposit accounting under GAAP.

The Company has not ceded any risk during the period ended December 31, 2020 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996, accounted for as reinsurance under GAAP and as a deposit under SSAP No. 61R.

Variable Annuity-8 Series

Account of Great-West Life

& Annuity Insurance

Company

Annual Report

December 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of Variable Annuity-8 Series Account and the Board of Directors of Great-West Life & Annuity Insurance Company

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Great-West SecureFoundation® Balanced Fund, the investment division of the Variable Annuity-8 Series Account of Great-West Life & Annuity Insurance Company (the “Series Account”) as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements present fairly, in all material respects, the financial position of the investment division constituting the Series Account as of December 31, 2021, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series Account’s management. Our responsibility is to express an opinion on the Series Account’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Series Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Series Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with mutual fund companies. We believe that our audit provides a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

April 1, 2022

We have served as the auditor of one or more Great-West investment company separate accounts since 1981.

VARIABLE ANNUITY-8 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2021

INVESTMENT DIVISION

GREAT-WEST SECUREFOUNDATION® BALANCED FUND

ASSETS:
Investments at fair value (1)	$51,345,991
Receivable for investments sold	24,494
Purchase payments receivable	6,441

Total assets	51,376,926

LIABILITIES:
Redemptions payable	30,935

Total liabilities	30,935

NET ASSETS	$51,345,991

NET ASSETS REPRESENTED BY:
Accumulation units	$51,345,991

ACCUMULATION UNITS OUTSTANDING	3,029,895

UNIT VALUE (ACCUMULATION)	$16.95

(1) Cost of investments:	$52,060,862
Shares of investments:	5,491,550

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY-8 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2021

INVESTMENT DIVISION

GREAT-WEST SECUREFOUNDATION® BALANCED FUND

INVESTMENT INCOME:
Dividends	$1,951,333

NET INVESTMENT INCOME (LOSS)	1,951,333

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	511,546
Realized gain distributions	5,073,688

Net realized gain (loss) on investments	5,585,234

Change in net unrealized appreciation (depreciation) on investments	(1,566,765)

Net realized and unrealized gain (loss) on investments	4,018,469

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,969,802

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY-8 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2021 AND 2020

INVESTMENT DIVISION

	GREAT-WEST SECUREFOUNDATION® BALANCED FUND
	2021	2020

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$1,951,333	$2,234,026
Net realized gain (loss) on investments	5,585,234	3,113,943
Change in net unrealized appreciation (depreciation) on investments	(1,566,765)	3,316,810

Increase (decrease) in net assets resulting from operations	5,969,802	8,664,779

CONTRACT TRANSACTIONS:
Purchase payments received	278,205	185,566
Transfers for contract benefits and terminations	(3,740,278)	(6,839,295)
Net transfers	(11,761,165)	4,428,120
Contract maintenance charges	(746,719)	(684,019)
Other, net	(106,910)	(120,558)

Increase (decrease) in net assets resulting from contract transactions	(16,076,867)	(3,030,186)

Total increase (decrease) in net assets	(10,107,065)	5,634,593

NET ASSETS:
Beginning of period	61,453,056	55,818,463

End of period	$51,345,991	$61,453,056

CHANGES IN UNITS OUTSTANDING:
Units issued	234,630	721,724
Units redeemed	(1,246,312)	(874,884)

Net increase (decrease)	(1,011,682)	(153,160)

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY-8 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2021

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Variable Annuity-8 Series Account (the Series Account), a separate account of Great-West Life & Annuity Insurance Company (the Company), is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with regulations of the Colorado Division of Insurance. It was established to receive and invest premium payments under group and individual variable deferred annuity contracts. The Series Account consists of one investment division (Investment Division), each being treated as an individual accounting entity for financial reporting purposes, and each investing all of its investible assets in the named underlying mutual fund. There are currently no participants receiving an annuity payout.

Under applicable insurance law, the assets and liabilities of each of the Investment Divisions of the Series Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Series Account’s assets applicable to the reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.

The outbreak of the novel strain of coronavirus, specifically identified as “COVID-19”, has affected the worldwide economy, the financial health of individual companies and the market in general. Global equity markets have experienced significant volatility and weakness. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The duration and impact of the COVID-19 outbreak is unknown at this time, as is the efficacy of the government and central bank interventions. It is not possible to reliably estimate the length and severity of these developments and the impact on the financial results and condition of the Investment Divisions in future periods.

The preparation of financial statements conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Series Account is also an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following is a summary of the significant accounting policies of the Series Account.

Security Valuation

Mutual fund investments held by the Investment Divisions are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value.

The Series Account classifies its valuations into three levels based upon the observability of inputs to the valuation of the Series Account’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:

Level 1 – Unadjusted quoted prices for identical securities in active markets.

Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.

Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best information available under the circumstances.

As of December 31, 2021, the only investments of each of the Investment Divisions of the Series Account were in underlying mutual funds that are actively traded, therefore 100% of the investments are valued using Level 1 inputs.

Fund of Funds Structure Risk

Since the Series Account invests directly in underlying funds, all risks associated with the eligible underlying funds apply to the Series Account. To the extent the Series Account invests more of its assets in one underlying fund than another, the Series Account will have greater exposure to the risks of the underlying fund.

Security Transactions and Investment Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and the amounts distributed to the Investment Division for its share of dividends are reinvested in additional full and fractional shares of the related mutual funds.

Federal Income Taxes

The operations of each of the Investment Divisions of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). The Company is included in the consolidated federal tax return of Great-West Lifeco U.S. Inc. Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of each of the Investment Divisions of the Series Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Series Account for federal income taxes. The Company will periodically review the status of the federal income tax policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Purchase Payments Received

Purchase payments received from contract owners by the Company are credited as accumulation units, and are reported as Contract Transactions on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Net Transfers

Net transfers include transfers between Investment Divisions of the Series Account as well as transfers between other investment options of the Company, not included in the Series Account.

Other, Net

The amounts reported as Other, net on the Statement of Changes in Net Assets of the applicable Investment Divisions consist of loans from participant accounts and loan repayments to participant accounts.

2.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2021 were as follows:

Investment Division	Purchases	Sales
GREAT-WEST SECUREFOUNDATION® BALANCED FUND	$9,930,542	$18,982,388

3.	EXPENSES AND RELATED PARTY TRANSACTIONS

Contract Maintenance Charges

The Company may deduct an annual maintenance charge of $100, which is made directly to contract owner accounts through the redemption of units, for each contract. The maintenance charge, which is recorded as Contract maintenance charges in the accompanying Statement of Changes in Net Assets of the applicable Investment Divisions, is currently being waived.

Deductions for Premium Taxes

The Company presently intends to pay any premium tax levied by any governmental entity as a result of the existence of the participant accounts or the Series Account.

Deductions for Assumption of Mortality and Expense Risks

The Company assumes mortality and expense risks related to the operations of the Series Account. It deducts a daily charge from the unit value of each Investment Division equal to an effective annual rate of 0.00% to 1.00%, depending on the contract. This charge is recorded as Mortality and expense risk in the Statement of Operations of the applicable Investment Divisions.

Optional GLWB Rider Benefit Fee

The Company deducts a quarterly charge equal to a maximum annual rate of 1.50% from the covered fund value for the guaranteed lifetime withdrawal benefit. Currently, this charge is 0.90%. This charge is recorded as Contract charges on the Statement of Changes in Net Assets of the applicable Investment Division.

Related Party Transactions

Great-West Funds, Inc., funds of which are underlying certain Investment Divisions, is a registered investment company affiliated with the Company. Great-West Capital Management, LLC (GWCM), a wholly owned subsidiary of the Company, serves as investment adviser to Great-West Funds, Inc. Fees are assessed against the average daily net assets of the portfolios of Great-West Funds, Inc. to compensate GWCM for investment advisory services.

4.	SUBSEQUENT EVENTS

Management has reviewed all events subsequent to December 31, 2021, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued, April 1, 2022. No subsequent events requiring adjustments or disclosures have occurred.

5.	FINANCIAL HIGHLIGHTS

For each Investment Division, the accumulation units outstanding, net assets, investment income ratio, the range of lowest to highest expense ratio (excluding expenses of the underlying funds), total return and accumulation unit fair values for each year or period ended December 31 are included on the following pages. As the unit fair value for the Investment Divisions of the Series Account is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some unit values shown on the Statement of Assets and Liabilities which are calculated on an aggregated basis, may not be within the ranges presented. The unit values in the Financial Highlights are calculated based on the net assets and accumulation units outstanding as of December 31 of each year presented and may differ from the unit value reflected on the Statement of Assets and Liabilities due to rounding.

The Expense Ratios represent the annualized contract expenses of the respective Investment Divisions of the Series Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These returns do not include any expenses assessed through the redemption of units. Investment Divisions with a date notation indicate the effective date that the investment option was available in the Series Account. The total returns are calculated for each 12 month period indicated or from the effective date through the end of the reporting period and are not annualized for periods less than one year. When a new Investment Division is added to the Series Account, the calculation of the total return begins on the day it is added even though it may not have had operations for all or some of the same period. Unit values and returns for bands or Investment Divisions that had no operations activity during the reporting period are not shown. As the total returns for the Investment Divisions of the Series Account are presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented. The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying mutual fund divided by average net assets during the period. It is not annualized for periods less than one year. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying fund in which the Investment Division invests.

VARIABLE ANNUITY-8 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31					For the year or period ended December 31
INVESTMENT DIVISION	Units (000s)	Unit Fair Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio (lowest to highest)			Total Return
GREAT-WEST SECUREFOUNDATION® BALANCED FUND
2021	3,030	$16.95	to	$16.95	$51,346	3.67%	0.00%	to	0.00%	11.46%	to	11.46%
2020	4,042	$15.21	to	$15.21	$61,453	3.84%	0.00%	to	0.00%	14.26%	to	14.26%
2019	4,195	$13.31	to	$13.31	$55,818	3.64%	0.00%	to	0.00%	18.14%	to	18.14%
2018	4,048	$11.26	to	$11.26	$45,596	3.65%	0.00%	to	0.00%	(4.91)%	to	(4.91)%
2017	3,502	$11.84	to	$11.84	$41,485	3.45%	0.00%	to	0.00%	13.27%	to	13.27%

(Concluded)

PART C
OTHER INFORMATION
Item 27. Financial Statements and Exhibits
Financial Statements
(a)
The statutory statements of admitted assets, liabilities, capital and surplus of Great-West Life &
Annuity Insurance Company (the “Depositor”) as of December 31, 2021 and 2020, and the related statutory statements of operations, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 2021, and the statements of assets and liabilities of each of the investment divisions which comprise the Registrant as of December 31, 2021, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods presented are filed herewith.

(b)	Exhibits
(1)
Certified copy of resolution of Board of Directors of Depositor authorizing the establishment of Registrant is incorporated by reference to Form N-4 Registration Statement filed April 24, 2015 (File No. 333-
203627).

	(2)	Not applicable.
(3)
Underwriting agreement between the Depositor and GWFS Equities, Inc. is incorporated by reference to
Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on November 13, 2015
(File No. 333-203627).

	(4)	Form of variable annuity contract is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on November 13, 2015 (File No. 333-203627).
	(5)	Form of variable annuity contract application is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on November 13, 2015 (File No.333-203627).
	(6)	(a)
Amended and Restated Articles of Incorporation of Depositor are incorporated by reference to
Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on November 13,
2015 (File No. 333-203627).

	(6)	(b) Bylaws of Depositor are incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on November 13, 2015 (File No. 333-203627).
	(7)	Not Applicable.
	(8)	(a)
Fund Participation Agreement between Registrant and Great-West Funds, Inc. dated December 15,
2011 is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration
Statement filed on November 13, 2015 (File No. 333-203627).

(b)
Amendment to Fund Participation Agreement between Registrant and Great-West Funds, Inc. dated
July 8, 2015 is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4
Registration Statement filed on November 13, 2015 (File No. 333-203627).

	(9)	Not Applicable
	(10)	Not Applicable
	(11)	Opinion of counsel and consent is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on November 13, 2015 (File No. 333- 203627).
	(12)	(a) Written Consent of Eversheds Sutherland (US) LLP is filed herewith.
	(12)	(b) Written Consents of Deloitte & Touche LLP are filed herewith.
	(13)	Not Applicable.
	(14)	Not Applicable.

(15)
Powers of Attorney for Directors Bernbach, Bienfait, Carney, Coutu, A. Desmarais, P. Desmarais, Jr., Doer,
Fleming, Généreux, Louvel, Madoff, Mahon, Orr, Reynolds, Ryan, Jr., Selitto and Walsh are filed herewith.

Item 28. Directors and Officers of the Depositor
Name	Principal Business Address	Positions and Offices with Depositor
R.J. Orr	(4)	Chairman of the Board
E.F. Murphy, III	(2)	Director, President and Chief Executive Officer
J.L. Bernbach	32 East 57th Street, 10th Floor New York, NY 10022	Director
R. Bienfait	(4)	Director
J. Carney	(4)	Director
M.R. Coutu	Brookfield Asset Management Inc. 335 8th Avenue SW, Suite 1700 Calgary, AB T2P 1C9	Director
A.R. Desmarais	(4)	Director
P.G. Desmarais, Jr.	(4)	Director
G.A. Doer	(1)	Director
G.J. Fleming	(2)	Director
C. Généreux	(4)	Director
A. Louvel	930 Fifth Avenue, Apt. 17D New York, NY 10021	Director
P.B. Madoff	260 West 11th Street New York, NY 10021	Director
P.A. Mahon	(1)	Director
R.L. Reynolds	(2)	Director
T.T. Ryan, Jr.	JP Morgan Chase 270 Park Avenue, Floor 47 New York, NY 10017	Director
J.J. Selitto	437 West Chestnut Hill Avenue Philadelphia, PA 19118	Director
G.D. Tretiak	(4)	Director
B.E. Walsh	Saguenay Capital, LLC The Centre at Purchase Two Manhattanville Road, Suite 403 Purchase, NY 10577	Director
A.S. Bolotin	(2)	Executive Vice President & Chief Financial Officer
J.F. Bevacqua	(2)	Chief Risk Officer
C. Kline	(2)	Chief Information Officer
K.I. Schindler	(3)	Chief Compliance Officer
R.G. Schultz	(3)	General Counsel, Chief Legal Officer, and Secretary
T. Wilson	(2)	Chief Product Officer
R.H. Linton, Jr.	(2)	Executive Vice President, Empower Retirement Operations
J.E. Brown	(2)	Senior Vice President and Chief Investment Officer
S.E. Jenks	(2)	Senior Vice President, Marketing
J.D. Kreider	(2)	Senior Vice President and Head of Great- West Investments
W.J. McDermott	(2)	Senior Vice President, Large, Mega, NFP Market
D.G. McLeod	(2)	Senior Vice President and Chief Business Development Officer

Name	Principal Business Address	Positions and Offices with Depositor
C.M. Moritz	(2)	Senior Vice President and Chief Financial Officer, Empower Retirement
D.A. Morrison	(2)	Senior Vice President, Government Markets
J.M. Smolen	(2)	Senior Vice President, Core Market
C.G. Step	(2)	Senior Vice President and Chief Customer Experience Officer
C. E. Waddell	(2)	Senior Vice President, Retirement Solutions
K.S. Roe	(2)	Corporate Controller
(1)
100 Osborne Street North, Winnipeg, Manitoba, Canada R3C 3A5.
(2)
8515 East Orchard Road, Greenwood Village, Colorado 80111.
(3)
8525 East Orchard Road, Greenwood Village, Colorado 80111.
(4)
Power Financial Corporation, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3.
Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant as of December 31, 2021
The Registrant is a separate account of Great-West Life & Annuity Insurance Company, a stock life insurance company incorporated under the laws of the State of Colorado (“Depositor”). The Depositor is an indirect subsidiary of Power Corporation of Canada. An organizational chart for Power Corporation of Canada is set forth below.

Organizational Chart – December 31, 2021
I
OWNERSHIP OF POWER CORPORATION OF CANADA
The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:
The Desmarais Family Residuary Trust
99.999% - Pansolo Holding Inc.
50.88% - Power Corporation of Canada

The total voting rights of Power Corporation of Canada (PCC) controlled directly and indirectly by the Desmarais Family
Residuary Trust are as follows. There are issued and outstanding as of December 31, 2021 621,756,088 Subordinate Voting
Shares (SVS) of PCC carrying one vote per share and 54,860,866 Participating Preferred Shares (PPS) carrying 10 votes per share; hence the total voting rights are 1,170,364,748.

Pansolo
Holding Inc.
owns directly
and indirectly
48,363,392
SVS and
54,715,456
PPS, entitling
Pansolo
Holding Inc. to
an aggregate
percentage of
voting rights of
595,517,952 or
50.88% of the
total voting
rights attached
to the shares of
PCC.

II
OWNERSHIP BY POWER CORPORATION OF CANADA
Power Corporation of Canada has a voting interest in the following entities:
A.
Great-West Life & Annuity Insurance Company Group of Companies (U.S. insurance)
Power Corporation of Canada
100.0% - Power Financial Corporation
66.649% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Nova Scotia) Co.

100.0% - Great-West Lifeco U.S. LLC
100.0% - Great-West Services Singapore I Private Limited
100.0% - Great-West Services Singapore II Private Limited
99.0% - Great West Global Business Services India Private Limited (1% owned by Great-West Services Singapore I Private Limited)
1.0% - Great West Global Business Services India Private Limited (99% owned by Great-West Services Singapore II Private Limited)
100.0% - GWL&A Financial Inc.
100.0% - Great-West Life & Annuity Insurance Company (Fed ID # 84-0467907 - NAIC # 68322, CO)
100.0% - Great-West Life & Annuity Insurance Company of New York (Fed ID # 13-2690792 - NAIC # 79359, NY)
100.0% - Advised Assets Group, LLC
100.0% - GWFS Equities, Inc.
100.0% - Great-West Life & Annuity Insurance Company of South Carolina
100.0% - Empower Retirement, LLC
100.0% - Empower Retirement Plan Co., LLC
100.0% - Great-West Capital Management, LLC
100.0% - Great-West Trust Company, LLC
100.0% - Lottery Receivable Company One LLC
100.0% - LR Company II, L.L.C.
100.00% - Great-West Financial Retirement Plan Services, LLC
100.0% - Empower Insurance Agency, LLC
100.0% - Empower Holdings, LLC
100.0% - Personal Capital Corporation
100.0% - Personal Capital Advisors Corporation
100.0% - Personal Capital Services Corporation
100.0% - Personal Capital Technology Corporation
99.99% - CL US Property Feeder II LP (0.01% owned by GWLRA GP LLC)
100.0% - Empower Securities Holdings, LLC

B.
Putnam Investments Group of Companies (Mutual Funds)
Power Corporation of Canada
100.0% - Power Financial Corporation
66.649% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100.0% - Great-West Lifeco U.S. LLC
99.0% - Great-West Lifeco U.S. Holdings, L.P. (1% owned by Great-West Lifeco U.S. Holdings, LLC)
100.0% - Great-West Lifeco U.S. Holdings, LLC
1% - Great-West Lifeco U.S. Holdings, L.P. (99% owned by Great-West Lifeco U.S. LLC)
100.0% - Putnam Investments, LLC
100.0% - Putnam Acquisition Financing, Inc.

100.0% - Putnam Acquisition Financing LLC
100.0% - Putnam U.S. Holdings I, LLC
20.0% - PanAgora Asset Management, Inc. (80% owned by PanAgora Holdings, Inc.)
100.0% - Putnam Investment Management, LLC
100.0% - Putnam Fiduciary Trust Company, LLC
100.0% - Putnam Investor Services, Inc.
100.0% - Putnam Retail Management GP, Inc.
1.0% - Putnam Retail Management Limited Partnership (99% owned by Putnam U.S. Holdings I, LLC)
99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail Management GP, Inc.)
100.0% - PanAgora Holdings, Inc.
80.00% - PanAgora Asset Management, Inc. (20.0% owned by Putnam U.S. Holdings I, LLC)
100.0% - Putnam Investment Holdings, LLC
100.0% - 37 Capital Structured Credit General Partner, LLC
100.0% - Savings Investments, LLC
100.0% - Putnam Capital, L.L.C.
100.0% - 37 Capital General Partner, LLC
100.0% - 37 Capital Bluescale General Partner, LLC
100.0% - Putnam Advisory Holdings II, LLC
100.0% - Putnam Investments (Ireland) Limited
100.0% - Putnam Investments Australia Pty Limited
100.0% - Putnam Investments Japan Co., Ltd.
100.0% - Putnam International Distributors, Ltd.
100.0% - Putnam Investments Argentina S.A.
100.0% - Putnam Investments Limited
100.0% - The Putnam Advisory Company, LLC
100.0% - Putnam Advisory Holdings, LLC
100.0% - Putnam Investments Canada ULC
C.
The Canada Life Assurance Company Group of Companies (Canadian insurance)
Power Corporation of Canada
100.0% - Power Financial Corporation
66.649% - Great-West Lifeco Inc.
100.0% - Great-West Lifeco LRCN Trust
100.0% - Great-West Lifeco U.S. LLC
100.0% - Great-West Lifeco US Finance 2019 I, LLC
100.0% - Great-West Lifeco US Finance 2019 I, LLC
100.0% - Great-West Lifeco US Finance 2019 II, LLC
100.0% - Great-West Lifeco Finance 2019, LLC
100.0% - Great-West Lifeco Finance 2019 II, LLC
100.0% - GW Lifeco U.S. Finance 2020, LLC
100.0% - Empower Finance 2020, LLC
1.0% - Great-West Lifeco U.S. Finance 2020 LP (99.0% owned by Great-West Lifeco, Inc.)
1.0% - Great-West Lifeco Finance 2018, LP (99.0% owned by Great-West Lifeco, Inc.)
1.0% - Empower Finance 2020, LP (99.0% owned by Great-West Lifeco, Inc.)
99.0% - Great-West Lifeco U.S. Finance 2020, LP (1.0% owned by Great-West Lifeco U.S. LLC)
100.0% - GW Lifeco US Finance 2020 5 Year, LLC

99.0% - Great-West Lifeco Finance 2018, LP (1.0% owned by Great-West Lifeco U.S. LLC)
100.0% - Great-West Lifeco Finance 2018, LLC
100.0% - Great-West Lifeco Finance 2018 II, LLC
99.0% - Empower Finance 2020, LP (1.0% owned by Great-West Lifeco U.S. LLC)
100.0% - Empower Finance 2020 A, LLC
100.0% - Empower Finance 2020 B, LLC
100.0% - Empower Finance 2020 C, LLC
99.0% - Great-West Lifeco US Finance 2019, LP (1.0% owned by 2142540 Ontario Inc.)
100.0% - Great-West Lifeco US Finance 2019, LLC
100.0% - Empower Finance UK 2021 Limited
100.0% - Empower Finance Swiss 2021 GmbH
18.5% - Portag3 Ventures LP
29.3% - Springboard II LP
33.3% - Portag3 Ventures II Affiliates LP
33.3% - Portag3 Ventures II LP
33.3% - Portag3 Ventures II International Investments Inc.
100.0% - 2142540 Ontario Inc.
100.0% - 2023308 Ontario Inc.
40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.
99.0% - Great-West Lifeco Finance (Delaware) LP (1.0% owned by 2142540 Ontario Inc.)
40.0% - Great-West Lifeco Finance (Delaware) LLC (60.0% owned by The Canada Life Assurance Company)
100.0% Great-West Lifeco Finance 2017, LLC
100.0% - 2171866 Ontario Inc
100.0% - 2619747 Ontario Inc.
100.0% - 2142540 Ontario Inc.
1.0% - Great-West Lifeco Finance (Delaware) LP (99% owned by Great-West Lifeco Inc.)
1.0% - Great-West Life US Finance 2019 LP (99% owned by Great-West Lifeco Inc.)
100.0% - 6109756 Canada Inc.
100.0% - 6922023 Canada Inc.
100.0% - 8563993 Canada Inc.
20.0% - 11249185 Canada Inc.
20.0% - Armstrong LP (1.0% owned by 11249185 Canada Inc.)
100% - Northleaf Capital Group Ltd.
100% - Northleaf Capital Partners Ltd.
100% - Northleaf PPP GP Ltd.
100% - Northleaf Secondary Partners III GP Ltd.
100% - Northleaf Mid-Market Infrastructure Partners GP Ltd.
100% - Northleaf SH288 GP Ltd
100% - Northleaf Geothermal Holdings (Canada) GP Ltd.
100% - NSPC-L Holdings II GP Ltd.
49% - Northleaf Private Equity VIII GP Ltd.
100% - Northleaf Small Cell GP Ltd.
100% - NCP Terminals GP Ltd.
100% - Northleaf NICP III GP LLC
100% - Northleaf Music Copyright Ventures GP Ltd.
100% - NCP NWP US GP Ltd.
40% - Northleaf NICP III GP Ltd.

100% - NCP US Terminals GP LLC
100% - NCP Canadian Breaks GP LLC
100% - Northleaf Vault Holdings GP Ltd.
100% - NSPC-L GPC Ltd.
100% - NCP CSV Holdings GP Ltd.
100% - Northleaf Capital Advisors Ltd.
100% - Northleaf/PRD Holdco GP Ltd.
100% - Northleaf/PRD GP Ltd.
100% - Northleaf Trustees Limited
100% - Northleaf NVCF Holdings Ltd.
100% - Northleaf PE GP Ltd.
100% - Northleaf 2013-2014 Holdings Ltd.
100% - Northleaf PE GP Ltd.
100% - NCP 2015 Canadian Holdings Ltd.
100% - Northleaf Capital Partners (Canada) Ltd.
100% - Northleaf Capital Partners (Australia) Pty Ltd.
100% - Northleaf Capital Partners (UK) Limited
49% - Northleaf NICP GP Ltd.
49% - Northleaf NICP II GP Ltd.
100% - Northleaf Class C Holdings GP Ltd.
100% - Northleaf Capital Partners (USA) Inc.
100% - Annex Fund GP Ltd.
100% - Northleaf Capital Partners GP Ltd.
49% - Northleaf NICP Holdings GP Ltd.
100% - SW Holdings GP Ltd.
100% - Northleaf South Dundas GP Ltd.
100% - Northleaf NICP III Canadian Class C Holdings Ltd.
100% - Northleaf Millenium Holdings (US) GP Ltd.
100% - Northleaf Millennium Holdings (Canada) GP Ltd.
100% - Northleaf 1608 II Holdings Ltd.
100% - Northleaf NVCF II Holdings Ltd.
100% - Northleaf 2017-2018 PE Holdings Ltd.
100% - Northleaf 1855 Holdings Ltd.
49% - Northleaf Star Holdings GP Ltd.
100% - Northleaf Star GPC Ltd.
49% - Northleaf Private Credit GP Ltd.
100% - NPC GPC Ltd.
100% - Northleaf NPC I Holdings Ltd.
100% - Northleaf Lal Lal Holdings GP Ltd.
100% - Northleaf Lal Lal Holdings (Australia) Pty Ltd.
100% - NPC II GPC Ltd.
100% - NSPC GPC Ltd.
49% - NSPC GP Ltd.
49% - NSPC-L GP Ltd.
49% - NSPC-L Holdings GP Ltd.
49% - NPC I Holdings GP Ltd.
49% - Northleaf Private Credit II GP Ltd.

49% - Northleaf NCO GP Ltd.
100% - Northleaf NICP III Holdings Ltd.
100% - Northleaf CFOF Class C 2019 Ltd.
100% - Northleaf 010 II Holdings Ltd.
100% - NSPC International GP Ltd.
100% - NSPC-L International GP Ltd.
100% - Northleaf NCO Holdings Ltd.
100% - Northleaf NPE VIII Holdings Ltd.
100% - Northleaf NSP III Holdings Ltd.
63.17% - Northleaf Capital Holdings Ltd.
100% - Northleaf PE Holdings GP Ltd.
100% - Northleaf Capital Partners GP II Ltd.
49% - Northleaf NICP II Holdings GP Ltd.
100.0% - The Canada Life Assurance Company (NAIC #80659, MI)
99.9999% - CLUS CDN-LP (0.0001% owned by 4362014 Nova Scotia Company)
100.0% - Great-West US RE Holdings, Inc.
100.0% - CL Burlingame, LLC
10.0% - PGEW Burlingame, LLC
100.0% - EW PG – Airport Owner, LLC
100.0% - CL 25 North LLC
10.0% - 25 North Investors, LLC
100.0% - 25 North Investors SPE1, LLC
100.0% - 25 North Investors SPE3, LLC
100.0% - 25 North Investors SPE4-9, LLC
100.0% - Great-West US RE Acquisition, LLC
100.0% - EW GP Fund I LLC
100.0% - CL EVOX LLC
10.0% - EVOX Holdings LLC
100.0% - EVOX Holdings II LLC
100.0% - EVOX NJ Edison 65 LLC
100.0% - EVOX TRS LLC
100.0% - EVOX TN Smyrna 2699 LLC
100.0% - EVOX TX Sugar Land 12510 LLC
100.0% - EVOX OR Hillsboro 3550 LLC
100.0% - EVOX CA Oceanside 4665 LLC
100.0% - EVOX CA Fremont 43990 LLC
100.0% - EVOX AZ Chandler 800 LLC
100.0% - EVOX AZ Chandler Airpark LLC
100.0% - EVOX CO Centennial LLC
99.99% - CL US Property Feeder I LP (0.01% owned by GWLRA GP LLC)
41.2% - GWL THL Private Equity I Inc. (58.8% owned by The Canada Life Insurance Company of Canada)
100.0% - GWL THL Private Equity II Inc.
23.0% - Great-West Investors Holdco Inc. (77% owned by The Canada Life Assurance Company)
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100.0% - T.H. Lee Interests

100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% owned by Great- West Investors LP Inc.)
100.0% - T.H. Lee Interests
77.0% - CDN US Direct RE Holdings Ltd. (23% owned by The Canada Life Insurance Company of Canada)
100.0% - Great-West US Direct Residential Holdings Inc.
100.0% - GWL Direct 425 Trade LLC
100.0% - Great-West US Direct RE Holdings Inc.
100.0% - GWL Direct 650 Almanor LLC
100.0% - GWL Direct 345 Cessna LLC
100.0% - CL GFP LLC
10.0% - GFP CL Holdings LLC
100.0% - GFP CL Maspeth 55-30, LLC
100.0% - GWL Direct 1 Bulfinch Place LLC
100.0% - Great-West US Direct RE Acquisition LLC
100.0% - GWL Direct 851 SW 34th LLC
100.0% - GWL Direct 12100 Rivera LLC
100.0% - GWL Direct 3209 Lionshead LLC
100.0% - GWL Direct 18701-18901 38th LLC
100.0% - GWL Direct 12900 Airport LLC
100.0% - GWL Direct 25200 Commercentre LLC
100.0% - GWL Direct 351-353 Maple LLC
100.0% - GWL Direct 260 Ace-5725 Amelia LLC
96.0% - CL ACP Nassau, LLC
100.0% - EW Direct 1Nassau LLC
100.0% - GWL Realty Advisors Inc.
100.0% - RAUS GP Holdings Inc.
100.0% - GWL U.S. Property Fund LP LLC
100.0% - GWLRA GP LLC
100.0% - GWL Plus GP LLC
100.0% - GWL Plus II GP LLC
100.0% - GWL GP LLC
100.0% - GWL RES GP LLC
0.01% - CL US Property Feeder I LP (99.99% owned by The Canada Life Assurance Company)
0.01% - CL US Property Feeder II LP (99.99% owned by Great-West Life & Annuity Insurance Company)
100.0% - RA Real Estate Inc.
0.1% - RMA Real Estate LP (99.9% owned by The Canada Life Assurance Company)
100% - RMA Properties Ltd.
100% - RMA Properties (Riverside) Ltd.
100.0% - GWL Realty Advisors Residential Inc.
100.0% - 2278372 Ontario Inc.
87.5% - 555 Robson Holding Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
100.0% - 200 Graham Ltd.
100.0% - 801611 Ontario Limited
100.0% - 1213763 Ontario Inc.
99.99% - Riverside II Limited Partnership (0.01% owned by 2024071 Ontario Limited)
100.0% - Kings Cross Shopping Centre Ltd.

100.0% - 681348 Alberta Ltd.
50.0% - 3352200 Canada Inc.
100.0% - 1420731 Ontario Limited
60.0% - Great-West Lifeco Finance (Delaware) LLC (40.0% owned by Great-West Lifeco Finance (Delaware) LP)
100.0% - 1455250 Ontario Limited
100.0% - CGWLL Inc.
100.0% - Canada Life Securities Ltd.
100.0% - ClaimSecure Inc.
100.0% - 2020917 Alberta Ltd.
77.0% - Great-West Investor Holdco Inc. (23% owned by GWL THL Private Equity I Inc.)
84.0% - 2148902 Alberta Ltd. (16% owned by The Canada Life Insurance Company of Canada)
70.0% - 2157113 Alberta Ltd. (30% owned by The Canada Life Insurance Company of Canada)
100.0% - The Walmer Road Limited Partnership
100.0% - Laurier House Apartments Limited
100.0% - Marine Promenade Properties Inc.
100.0% - 2024071 Ontario Limited
100.0% - 431687 Ontario Limited
0.01% - Riverside II Limited Partnership (99.99% owned by 1213763 Ontario Inc.)
100.0% - High Park Bayview Inc.
0.001% - High Park Bayview Limited Partnership
100.0% - High Park Bayview Limited Partnership
5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)
100% - Mountain Asset Management LLC
100.0% - TGS North American Real Estate Investment Trust
100.0% - TGS Trust
100.0% - 4362014 Nova Scotia Company
0.0001% - CLUS CDN-LP (99.9999% owned by The Canada Life Assurance Company)
100.0% - CLUS CDN Mgmt Holdings Ltd.
100.0% - CLUS Mgmt Holdings Inc.
100.0% - GW Property Services, LLC
100.0% - RMA Realty Holdings Corporation Ltd.
100.0% 1995709 Alberta Ltd.
100.0% - RMA (U.S.) Realty LLC (Delaware)
100.0% - RMA American Realty Corp.
1% - RMA American Realty Limited Partnership (99% owned by RMA (U.S.) Realty LLC (Delaware))
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
97.44% - RMA Real Estate LP (2.56% owned by RA Real Estate Inc.)
100.0% - RMA Properties Ltd.
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Riverside) Ltd.
100.0% - KS Village (Millstream) Inc.
100.0% - Trop Beau Developments Limited
100.0% - RA SPE 599 Holdings Inc.
100.0% - RA SPE 599 Inc.
100.0% - Kelowna Central Park Properties Ltd.
100.0% - Kelowna Central Park Phase II Properties Ltd.
87.5% - Vaudreuil Shopping Centres Limited (12.5% owned by The Canada Life Insurance Company of Canada)

62.0% - 1296 Station Street Properties Ltd. (380% owned by The Canada Life Insurance Company of Canada)
100.0% - Saskatoon West Shopping Centres Limited
87.5% - 2331777 Ontario Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
87.5% - 2344701 Ontario Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
87.5% - 2356720 Ontario Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
87.5% - 0977221 B.C. Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
100.0% - 7419521 Manitoba Ltd.
0.09% - 7420928 Manitoba Limited Partnership (88.57% owned by The Canada Life Assurance Company and 11.30% owned by The Canada Life Insurance Company of Canada)
100.0% - 7419539 Manitoba Ltd.
100.0% - 1338988 B.C. Ltd.
100.0% - 1542775 Alberta Ltd.
100.0% - 0813212 B.C. Ltd.
100.0% - 1319399 Ontario Inc.
100.0% - 13369901 Canada Inc.
100.0% - 4298098 Canada Inc. 100.0% - 389288 B.C. Ltd.
100.0% - Quadrus Investment Services Ltd.
100.0% - Excel Private Wealth Inc
88.0% - Neighborhood Dental Services Ltd.
100.0% - Quadrus Distribution Services Ltd.
100.0% - Toronto College Park Ltd.
100.0% - 185 Enfield GP Inc.
0.01% - 185 Enfield LP (99.99% owned by The Canada Life Assurance Company)
99.99% - 185 Enfield LP (0.001% owned by 185 Enfield GP Inc.)
100.0% - 320 McRae GP Inc.
0.001% - 320 McRae LP (99.99% owned by The Canada Life Assurance Company)
99.99% - 320 McRae LP (0.001% owned by 320 McRae GP Inc.)
100.0% - 11658735 Canada Inc.
100.0% - Financial Horizons Group Inc.
100.0% - Financial Horizons Incorporated
100.0% - Continuum Financial Centres Inc.
100.0% - Odyssey Financial Group Inc./Groupe Odyssee Inc.
100.0% - TORCE Investment Management Inc..
100.0% - Henderson GP ULC
0.01% - Henderson Structured Settlements LP (99.9% held by Financial Horizons Incorporated)
99.9% - Henderson Structures Settlements LP (0.01% held by Henderson GP ULC)
100.0% - Canada Life Capital Corporation, Inc.
100% - GLC Reinsurance Corporation
100.0% - Canada Life International Holdings Limited
100.0% - Canada Life Annuity Reinsurance (Barbados) Corporation
100.0% - Canada Life International Services Limited
100.0% - Canada Life International Limited
100.0% - CLI Institutional Limited
100.0% - Canada Life Reinsurance International Ltd.
100.0% - The Canada Life Group (U.K.) Limited

80.0% - Canada Life International Assurance (Ireland) Designated Activity Company (20.0% owned by CL Abbey Limited)
100.0% - Canada Life Irish Holding Company Limited
26.9% - JDC Group AG
75.1% - BB-Wertpapier-Verwaltungsgesellschaft mbH
100.0% - Jung, DMS & Cie.AG
100.0% - Jung, DMS & Cie.Pro GmbH
100.0% - Morgen & Morgen GmbH
100.0% - Jung, DMS & Cie.Pool GmbH
100.0% - JDC Geld,de GmbH
100.0% - JDC plus GmbH
100.0% - JDC B-LAB GmbH
100.0% - FINUM.PRIVATE Finance Holding GmbH (Germany)
100.0% - FINUM.Finanzhause AG
100.0% - FINUM.Pension Consulting GmbH
100.0% - FINUM.Private Finance AG
100.0% - FVV – GmbH
100.0% - FINUM.PRIVATE Finance Holding GmbH (Austria)
100.0% - FINUM.Private Finance AG
100.0% - Jung, DMS & Cie. GmbH
51.0% - Jupoo finance GmbH
100.0% - CL Abbey Limited
20.0% - Canada Life International Assurance (Ireland) Designated Activity Company (80.0% owned by The Canada Life Group (U.K.) Limited)
100.0% - Canada Life Re Ireland dac
100.0% - Canada Life Dublin dac
50.0% - AIBJV Holdings Limited
100.0% - AIBJV dac
100.0% - Canada Life Group Services Limited
100.0% - Canada Life Europe Investment Limited
100.0% - Canada Life Europe Management Services Limited
21.33% - Canada Life Assurance Europe Limited (78.67% owned by Canada Life Europe Investment Limited)
78.67% - Canada Life Assurance Europe Limited (21.33% owned by Canada Life Europe Management Services Limited)
100.0% - Irish Life Investment Managers Limited
100.0% - Summit Asset Managers Limited
100.0% - ILIM European Real Estate Fund General Partner SARL
100.0% - Setanta Asset Management Limited
100.0% - Canada Life Pension Managers & Trustees Limited
100.0% - Canada Life Asset Management Limited
100.0% - Canada Life European Real Estate Limited
100.0% - Hotel Operations (Walsall) Limited
100.0% - Hotel Operations (Cardiff) Limited

100.0% - Canada Life Trustee Services (U.K.) Limited
100.0% - CLFIS (U.K.) Limited
100.0% - Albany Life Assurance Company Limited
100.0% - Canada Life UK Staff Pension Trustee Limited
100.0% - MGM Advantage Holdings Limited
100.0% - Stonehaven UK Limited
100.0% - MGM Advantage Services Limited
100.0% - Canada Life Platform Limited
100.0% - Canada Life SIPP Trustee Limited
100.0% - Canada Life Platform Nominee Limited
100.0% - Canada Life Limited
14.0% - Harbourside Leisure Management Company Limited
28.0% - Springvale Management Company Limited
11.0% - St. Paul’s Place Management Company Limited
26.0% - ETC Hobley Drive Management Company Limited
100.0% - Synergy Sunrise (Wellington Row) Limited
76.0% - Radial Park Management Limited
100.0% - Canada Life (U.K.) Limited
100.0% - Canada Life Management (U.K.) Limited
100.0% - Canada Life Services (U.K.) Limited
100.0% - Canada Life Fund Managers (U.K.) Limited
100.0% - Canada Life Group Services (U.K.) Limited
100.0% - Canada Life Holdings (U.K.) Limited
100.0% - Canada Life Home Finance Trustee Limited
100.0% - Canada Life Irish Operations Limited
100.0% - Canada Life Ireland Holdings Limited.
100.0% - Irish Life Group Limited
100.0% - ILHAWK Limited
100.0% - Ark Life Assurance Company dac
50.0% - Vigo Health Limited
100.0% - ILGAPT Limited
100.0% APT Workplace Pension Ltd.
100.0% APT Wealth Management Ltd.
100.0% APTFS Nominees Ltd.
100.0% - ILGWM Limited
100.0% - Clearview Investments & Pensions Limited
90.0% - Harvest Trustee Limited
90.0% - Harvest Financial Services Limited
100.0% - Irish Life Health dac
100.0% - Irish Life Wellbeing Limited
100.0% - Irish Life Group Services Limited
100.0% - Irish Life Financial Services Ltd.
49.0% - Affinity First Limited (51.0% interest unknown)
100.0% - Vestone Ltd.

100.0% - Cornmarket Group Financial Services Limited
100.0% - Cornmarket Insurance Services Limited
100.0% EIS Financial Services Limited
100.0% - Irish Life Associate Holdings Unlimited Company
100.0% - Irish Life Irish Holdings Unlimited Company
75.0% - 1939 ILIV Consulting Limited
100.0% - Invesco Limited
100.0% - City Life Limited
100.0% - ILP Pension Trustees DAC
100.0% - Invesco Trustee AC
100.0% - Acumen & Trust Pension Trustees dac
100.0% - BCRM Financial Holdings (Ireland) dac
100.0% - Acumen & Trust dac
100.0% - Irish Life Assurance plc.
100.0% - Ilona Financial Group, Inc.
100.0% - Irish Life Trustee Services Limited
100.0% - Stephen Court Limited
100.0% - (2,3&4) Basement Company Limited
66.66% - City Gate Park Administration Limited
50.0% - Dakline Company Ltd.
52.8% - Platform Capital Holdings Limited
100.0% - Conexim Advisors Limited
100.0% - London Life and Casualty Reinsurance Corporation
100.0% - Trabaja Reinsurance Company Ltd.
100.0% - London Life and Casualty (Barbados) Corporation
100.0% - LRG (US), Inc.
100.0% - Canada Life International Reinsurance Corporation
100.0% - Canada Life Reinsurance Company (Fed ID # 23-2044256 – NAIC # 76694, PA)
100.0% - Canada Life International Reinsurance (Barbados) Corporation
100.0% - 4073649 Canada, Inc.
100.0% - CL Luxembourg Capital Management S.á.r.l.
45.0% - Wealthsimple Europe S.á.r.l.
100.0% - Wealthsimple UK Ltd.
100.0% - Wealthsimple Germany GmbH
100.0% - Wealthsimple Technologies Europe
100.0% - Canada Life Finance (U.K.) Limited
100.0% - 8478163 Canada Limited
100.0% - Canada Life Capital Bermuda Limited
100.0% - 9983813 Canada Inc.
100.0% - Canada Life Capital Bermuda III Limited
100.0% - Canada Life Capital Bermuda II Limited
77.0% - Great-West Investors Holdco Inc. (23% owned by GWL THL I Private Equity I Inc.)

100.0% - CL 22 Chapel GP Inc.
0.001% - CL 22 Chapel LP (99.99% owned by The Canada Life Assurance Company)
99.99% - CL 22 Chapel GP (0.001%owned by CL 22 Chapel GP Inc.)
100.0% - CL Eastlake GP Inc.
0.001% - CL Eastlake LP (99.99% owned by The Canada Life Assurance Company)
99.99% - CL Eastlake LP (0.001% owned by CL Eastlake GP Inc.)
100.0% - CL Lago GP Inc.
0.001% - CL Lago LP (99.99% owned by The Canada Life Assurance Company)
99.99% - CL Lago LP (0.001% owned by CL 22 Chapel GP Inc.)
100.0% - CL 2505 Bruckner GP Inc.
0.001% - CL 2505 Bruckner LP (99.99% owned by The Canada Life Assurance Company)
99.99% - CL 2505 Bruckner LP (0.001% owned by CL 2505 Bruckner Inc.)
100.0% - The Canada Life Insurance Company of Canada
6.07%- 7420928 Manitoba Limited Partnership (93.91% limited partner interest held by The Canada Life Assurance Company; 7419521 Manitoba Ltd. holds 0.02% interest)
100.0% - 6855572 Manitoba Ltd.
100.0% - Advice Canada (CL Holdings) Inc. (formerly 12955954 Canada Inc.)
60.0% - 13533514 Canada Inc.
100.0% - Neil & Associates (2006) Inc.
94.4% - MAM Holdings Inc. (5.6% owned by The Canada Life Assurance Company)
100.0% - Mountain Asset Management LLC
12.5% - 2331777 Ontario Ltd. (87.5% owned by The Canada Life Assurance Company)
12.5% - 2344701 Ontario Ltd. (87.5% owned by The Canada Life Assurance Company)
12.5% - Vaudreuil Shopping Centres Limited (87.5% owned by The Canada Life Assurance Company)
38.0% - 1296 Station Street Properties Ltd. (62.0% owned by The Canada Life Assurance Company)
12.5% - 2356720 Ontario Ltd. (87.5% owned by The Canada Life Assurance Company)
12.5% - 0977221 B.C. Ltd. (87.5% owned by The Canada Life Assurance Company)
12.5% - 555 Robson Holding Ltd. (87.5% owned by The Canada Life Assurance Company)
58.8% - GWL THL Private Equity I Inc. (41.2% The Canada Life Assurance Company)
100.0% - GWL THL Private Equity II Inc.
16.0% - 2148902 Alberta Ltd. (85% by The Canada Life Assurance Company)
30.0% - 2157113 Alberta Ltd (70% by The Canada Life Assurance Company)
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)
1 00.0% - T.H. Lee Interests
100.0% - CL Capital Management (Canada), Inc.

100.0% - Canada Life Mortgage Services Ltd.
11.8% - GWL THL Private Equity I Inc. (29.4% owned by The Canada Life Assurance Company, 58.8% owned by The Canada Life Insurance Company of Canada)
100.0% - GWL THL Private Equity II Inc.
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
100.0% - Canada Life Capital Trust
100.0% - Canada Life Investment Management Ltd.

D.
IGM Financial Inc. Group of Companies (Canadian mutual funds)
Power Corporation of Canada
100.0% - Power Financial Corporation
61.721% - IGM Financial Inc. (direct and indirect 65.559%)
100.0% - Investors Group Inc.
100.0% - Investors Group Financial Services Inc.
100.0% - 11249142 Canada Inc.
100.0% - Investors Group Trust Co. Ltd.
100.0% - I.G. Insurance Services Inc.
100.0% - Investors Syndicate Limited
100.0% - Investors Group Securities Inc.
100.0% - 6460675 Manitoba Ltd.
100.0% - I.G. Investment Management, Ltd.
100.0% - Investors Group Corporate Class Inc.
100.0% - Investors Syndicate Property Corp.
100.0% - 0992480 B.C. Ltd.
100.0% - 1081605 B.C. Ltd.
100.0% - 11263552 Canada Inc.
100.0% - 1000054111 Ontario Inc.
100.0% - Mackenzie Inc.
100.0% - Mackenzie Financial Corporation
100.0% - Mackenzie Investments Europe Limited
100.0% - Mackenzie Investments Asia Limited
100.0% - Mackenzie Investments Charitable Foundation
14.28% - Strategic Charitable Giving Foundation
100.0% - Mackenzie Financial Capital Corporation
100.0% - MMLP GP Inc.
100.0% - Mackenzie Investments Corporation

100.0% - Mackenzie U.S. Fund Management Inc.
13.9% - China Asset Management Co., Ltd.
80.0% - 11249185 Canada Inc.
100.0% - Armstrong LP
49.9% - Northleaf Capital Group Ltd.
100% - Northleaf Capital Partners Ltd.
100% - Northleaf PPP GP Ltd.
100% - Northleaf Secondary Partners III GP Ltd.
100% - Northleaf Mid-Market Infrastructure Partners GP Ltd.
100% - Northleaf SH288 GP Ltd.
100% - Northleaf/SYD GP Ltd.
100% - Northleaf Geothermal Holdings (Canada) GP Ltd.
49% - NSPC-L Holdings II GP Ltd.
49% - Northleaf Private Equity VII GP Ltd.
100% - Northleaf Small Cell GP Ltd.
100% - NCP Terminals GP Ltd.
100% - Northleaf NICP III GP LLC
100% - Northleaf Music Copyright Ventures GP Ltd.
49% - NEIF GP Ltd.
100% - NCP NWP US GP Ltd.
49% - Northleaf NICP III GP Ltd.
100% - NCP US Terminals GP LLC
100% - NCP Canadian Breaks GP LLC
100% - Northleaf Vault Holdings GP Ltd.
100% - NSPC-L GPC Ltd.
100% - NCP CSV Holdings GP Ltd.
100% - Northleaf Capital Advisors Ltd.
100% - Northleaf/PRD Holdco GP Ltd.
100% - Northleaf/PRD GP Ltd.
100% - Northleaf Trustees Limited
100% - Northleaf NVCF Holdings Ltd.
100% - Northleaf PE GP Ltd.
100% - Northleaf 2013-2014 Holdings Ltd.
100% - Northleaf PE GP Ltd.
100% - NCP 2015 Canadian Holdings Ltd.
100% - Northleaf Capital Partners (Canada) Ltd.
100% - Northleaf Capital Partners (Australia) Pty Ltd.
100% - Northleaf Capital Partners (UK) Limited
49% - Northleaf NICP GP Ltd.
49% - Northleaf NICP II GP Ltd.
100% -Northleaf Class C Holdings GP Ltd.
100% - Northleaf Capital Partners (USA) Inc.
100% - Annex Fund GP Ltd.
100% - Northleaf Capital Partners GP Ltd.
49% - Northleaf NICP Holdings GP Ltd.
100% - SW Holdings GP Ltd.
100% - Northleaf NICP III Canadian Class C Holdings Ltd.

100% - Northleaf Millennium Holdings (US) GP Ltd.
100% - Northleaf Millennium Holdings (Canada) GP Ltd.
100% - Northleaf 1608 II Holdings Ltd.
100% - Northleaf NVCF II Holdings Ltd.
100% - Northleaf 2017-2018 PE Holdings Ltd.
100% - Northleaf 1855 Holdings Ltd.
49% - Northleaf Star Holdings GP Ltd.
100% - Northleaf Star GPC Ltd.
49% - Northleaf Private Credit GP Ltd.
100% - NPC GPC Ltd.
100% - Northleaf NPC I Holdings Ltd.
100% - Northleaf Lal Lal Holdings GP Ltd.
100% - Northleaf Lal Lal Holdings (Australia) Pty Ltd.
100% - NPC II GPC Ltd.
100% - NSPC GPC Ltd.
49% - NSPC GP Ltd.
49% - NSPC-L GP Ltd.
49% - NSPC-L Holdings GP Ltd.
49% - NPC I Holdings GP Ltd.
49% - Northleaf Private Credit II GP Ltd.
49% - Northleaf NCO GP Ltd.
100% - Northleaf NICP III Holdings Ltd.
100% - Northleaf CFOF Class C 2019 Ltd.
100% - Northleaf 010 II Holdings Ltd.
100% - NSPC International GP Ltd.
100% - NSPC-L International GP Ltd.
100% - Northleaf NCO Holdings Ltd.
100% - Northleaf NPE VIII Holdings Ltd.
100% - Northleaf NSP III Holdings Ltd.
63.17% - Northleaf Capital Holdings Ltd.
100% - Northleaf PE Holdings GP Ltd.
100% - Northleaf Capital Partners GP II Ltd.
49% - Northleaf NICP II Holdings GP Ltd.
100.0% - 1223593 Canada Inc.
100.0% - GLC Asset Management Group Ltd.
100.0% - MGELS Investments Limited
100.0% - MEMLS Fund Management (Cayman) Ltd.
100.0% - Mackenzie EM Funds Management (Cayman) Ltd.
100.0% - Mackenzie GP Inc.
100.0% - Investment Planning Counsel Inc.
100.0% - IPC Investment Corporation
100.0% - IPC Estate Services Inc.
100.0% - IPC Securities Corporation
100.0% - Counsel Portfolio Services Inc.
100.0% - Counsel Portfolio Corporation
18.54% - Portag3 Ventures LP
19.82% - Springboard LP

55.23% - Springboard LP
56.50% - WealthSimple Financial Corp. (54.80% equity)
29.33% - Springboard II LP
33.3% - Portag3 Ventures II Affiliates LP
31.97% - Portag3 ventures II LP
16.55% - Portage Ventures III LP
14.60% - Conquest Planning Inc.

E.
Pargesa Holding SA Group of Companies (European investments)
Power Corporation of Canada
100.0% - Power Financial Corporation
100.0% - Power Financial Europe SA
50.0% - Parjointco SA
100.0% - Pargesa SA
44.2% Groupe Bruxelles Lambert (29.1% in capital)
0.9% - Groupe Bruxelles Lambert (1.1% in capital)
0.9% - Umicore SA
19.8% - Ontex NV
12.6% - Pernod Ricard SA (7.6% in capital)
96.5% - FINPAR II SA
0.2% - Groupe Bruxelles Lambert (0.1% in capital)
0.1% - Ontex NV
90.2% - FINPAR III SA
0.2% - Groupe Bruxelles Lambert (0.1% in capital)
94.4% - FINPAR IV SA
0.2% - Groupe Bruxelles Lambert (0.1% in capital)
0.1% - Imerys
94.9% - FINPAR V SRL
0.1% - Groupe Bruxelles Lambert
0.3% - Marnix Lux SA
95.0% - FINPAR VI SRL
0.1% - Groupe Bruxelles Lambert
0.3% - Marnix Lux SA
98.6% - FINPAR VII SRL
0.4% - Groupe Bruxelles Lambert (0.3% in capital)
4.9% - GfG Topco S.a.r.l.
1.2% - Sagerpar SA
100.0% - Belgian Securities BV
67.3% - Imerys (54.6% in capital)
100.0% - Brussels Securities SA
100.0% - LTI Two SA
0.1% - Groupe Bruxelles Lambert
0.1% - Umicore SA
100.0% - URDAC SA

0.1% - Groupe Bruxelles Lambert
98.8% - Sagerpar SA
2.8% - Groupe Bruxelles Lambert
100.0% - GBL O
100.0% - GBL Advisors Limited
5.4% - FINPAR III SA
100.0% - GBL Development Limited
100.0% - RPCE Consulting SAS
100.0% - GBL Verwaltung SA
100.0% - GBL Investments Limited
100.0% - GBL Energy S.á.r.l.
100.0% - Serena S.á.r.l.
19.1% - SGS
100.0% - Eliott Capital S.á.r.l.
100.0% - Sienna Capital S.á.r.l
100.0% - Sienna Capital Management SA
100.0% - Sienna Capital London Ltd.
100.0% - Sienna Real Estate Solutions S.à.r.l.
89.4% - L’Etoile Properties Partner JV B.V.
100.0% - Sienna Capital Opportunity GP S. à .r.l.
50.0% - Avanti Acquisition GP S. à .r.l
100.0% - Sienna Capital Invest GP S.à.r.l.
100.0% - Sienna IM Digital GP S.à.r.l.
100.0% - Sienna Capital Invest SCSp
31.1% - Kartesia Credit Opportunities III SCA, SICAV-SIF
16.7% - Kartesia Credit Opportunities IV SCS
0.4% - Sagard II A FPCI
74.7% - Sagard II B FPCI
26.4% - Sagard 3 FPCI
22.1% - Sagard 4A FPCI/Sagard 4B FIPS
42.7% - Sagard NewGen FPCI
32.4% - Sagard Santé Animale FPCI
35.6% - PrimeStone Capital Fund ICAV
48.6% - Backed 1 LP
9.6% - Backed 1 Founder LP
58.3% - Backed Encore 1 LP
10.0% - Backed Encore 1 Founder LP
40.0% - Backed 2 LP
10.0% - Backed 2 Founder LP
38.0% - Marcho Partners Feeder Fund ICAV
95.3% - Marcho Partners Long Feeder Fund ICAV
15.4% - Matador Coinvestment SCSp
28.2% - C2 Capital Global Export-to-China Fund, L.P.
10.3% - Globality, Inc.
20.3% - HCM IV, L.P.
37.5% - EP Sienna IM European Broken Core Office Fund
49.3% - HCM S3C LP (AKA Commure)

17.3% - Innovius Capital Fund I, L.P.
14.8% - 468 Capital II GmbH & Co. KG
100.0% - Sienna Capital US LLC
15.0% - Pat McGrath Cosmetics LLC
100.0% - Sienna Capital Opportunity Carry SCSp
100.0% - Sienna Capital Opportunity Fund SCSp
100.0% - SC Opportunity Master S.a.r.l.
100.0% - Sienna Capital Participations S.á.r.l
10.8% - Sagard FCPR
50.0% - Ergon Capital Partners SA
50.0% - Ergon Capital Partners II SA
89.9% - Ergon Capital Partners III SA
34.4% - Ergon Capital Partners IV, SCSp
15.9% - Ergon Opseo Long Term Value Fund SCSp
17.2% - Ergon SVT Long Term Value Fund SCSp
15.1% - Merieux Participations SAS
34.3% - Merieux Participations 2 SAS
34.9% - KKR Sigma Co-Invest II L.P.
3.6% - StreetTeam Software Limited (DBA as Pollen)
100.0% - Sienna Capital Co-Invest Master S.a.r.l
29.2% - StreetTeam Software Limited (DBA as Pollen)
2.4% - GFG Capital S.a.r.l.
100.0% - Sienna IM Digital Bonds SCA SICAV RAIF
100.0% - Sienna IM Digital Bonds SCSp
50.0% - Avanti Acquisition SCSp
20.0% - Avanti Acquisition Corp.
100.0% - GBL Finance S.á.r.l
100.0% - Miles Capital S.á.r.l
23.1% - Piolin II S.á.r.l
100.0% - Piolin Bidco SAU
100.0% - Oliver Capital S.á.r.l
100.0% - Theo Capital S.á.r.l
100.0% - Owen Capital S.á.r.l
95.1% - GfG Topco S.á.r.l
86.4% - GfG Capital S.á.r.l
55.5% - Go-For-Gold Holding GmbH
100.0% - Canyon Bicycles GmbH
50.0% - GoForGold Verwaltungs GmbH
100.0% - GoForGold Coinvest CmbH & Co KG
4.5% - GoForGold Holding GmbH
100.0% - Arthur Capital S.a.r.l.
15.0% - Umicore SA
100.0% - Jade Capital S.a.r.l.
3.5% - FINPAR II SA
4.4% - FINPAR III SA
5.6% - FINPAR IV SA
5.1% - FINPAR V SA

5.0% - FINPAR VI SA
1.4% - FINPAR VII SA
100.0% - Vancouver Capital S.á.r.l
15.6% - Stan Holding SAS
99.0% - Voodoo SAS
100.0% - Altitude Holdco S.á.r.l
100.0% - Altitude Capital S.á.r.l
100.0% - Sapiens S.á.r.l
58.6% – Marnix Lux SA
100.0% - Marnix French ParentCo SAS
100.0% - Marnix French TopCo SAS
100.0% - Marnix SAS
100.0% - Courcelles Lux S.á.r.l
100.0% - Wowholdco SAS
100.0% - Webhelp SAS
F.
Power Corporation (International) Limited Group of Companies (Asian investments)
Power Corporation of Canada
100.0% - Power Corporation (International) Limited
99.9% - Power Pacific Corporation Limited
0.1% - Power Pacific Equities Limited
99.9% - Power Pacific Equities Limited
100.0% - Power Communications Inc.
0.1% - Power Pacific Corporation Limited
13.9% - China Asset Management Limited
G.
Other PCC Companies
Power Corporation of Canada
100.0% - 152245 Canada Inc.
100.0% - Square Victoria Real Estate Inc./ Square Victoria Immobilier Inc.
100.0% - SVRE Management Inc.
100.0% - 3121011 Canada Inc.
100.0% - 171263 Canada Inc.
100.0% - Power Communications Inc.
100.0% - Power Corporation International
100.0% - Power Corporation of Canada Inc.
100.0% - 4190297 Canada Inc.
100.0% - 4524781 Canada Inc.
100.0% - Square Victoria Communications Group Inc.
100.0% - Gesca Ltee
100.0% Gestion Gesca Inc.
100.0% - Gesca Numerique Inc.
100.0% - 9214470 Canada Inc.
100.0% - Square Victoria Digital Properties Inc.
50.0% - 1004096 Canada Inc. (“workopolis”)

100.0% - Power Sustainable Capital Inc.
100.0% - Power Sustainable Manager Inc.
100.0% - Power Sustainable China Corporation Ltd.
100.0% - PSEIP Carry Holding LP
100.0% - Power Sustainable Energy Infrastructure Inc.
100.0% - PSEIP Carry Canada Inc
100.0% - PSEIP US GP Inc.
100.0% - Power Sustainable Energy Infrastructure US Fund I LP
100.0% - Potentia Renewables US Holdings LLC (Delaware)
100.0% - PR Land Holdings, LLC
100.0% - PR Development LLC
100.0% - Banjo Solar Holdings Corp.
49.0% - Kamaole Solar Holdings, LLC
49.0% - Kamaole Solar, LLC
100.0% - PR Operating LLC
100.0% - Potentia MN Solar Fund 1 Managing Member, LLC
64.0% - Potentia MN Solar Fund I, LLC
100.0% - Minnesota Solar CSG 1, LLC
100.0% - Minnesota Solar CSG 4, LLC
100.0% - Minnesota Solar CSG 8, LLC
100.0% - Minnesota Solar CSG 9, LLC
100.0% - Power Sustainable Energy Infrastructure US Fund II LP
100.0% - Nautilus US Power Holdco, LLC (Delaware)
100.0% - PSEIP US Feeder Fund I LP
100.0% - Power Sustainable Energy Infrastructure Canada I Inc.
100.0% - PSEIP Canada GP Inc.
100.0% - Power Sustainable Energy Infrastructure Canada Fund I LP
100.0% - Potentia Renewables Canada Holdings GP Inc.
100.0% - Potentia Renewables Canada Holdings LP
100.0% - 2866075 Ontario Inc.
100.0% - Oxley Wind Farm Inc.
100.0% - Wheatland Wind Project Ltd.
100.0% - Wheatland Wind Project LP
100.0% - Ellershouse 3 GP Inc.
100.0% - Ellershouse 3 Wind Limited Partnership
100.0% - Panuke Lake GP Inc.
100.0% - Panuke Lake Wind GP Inc.
100.0% - PR Canada Land Holdings GP Inc.
100.0% - PR Canada Land Holdings Limited Partnership
75.0% - Paintearth Wind Project Ltd.
75.0% - Paintearth Wind Project LP
100.0% - 5979359 Manitoba Ltd.
100.0% - 5956162 Manitoba Ltd.
100.0% - 5529442 Manitoba Ltd.
100.0% - Sequoia Loch Lomond Solar Energy LP
50.0% - Loch Lomond Wind Energy LP
50.0% - Sequoia Renewable Energy System LP

100.0% - Sequoia Energy US Inc.
100.0% - Potentia Renewables 15 GP Inc.
100.0% - Potentia Renewables 15 Limited Partnership
100% - PRI Wind GP Trust
100.0% - PRI Wind LP
50.0% Affinity Wind GP Inc.
100.0% - PRI Solar GP Trust
100.0% - PRI RT Solar LP
100.0% - PRI Industrial Solar (GP) Inc.
84.90% - PRI Industrial Solar LP
100.0% - Potentia Renewabes 16 GP Inc.
100.0% - Potentia Renewables 16 Limited Partnership
100.0% - PRI Solar Gardens Nominee Inc.
100.0% - PRI Solar Gardens GP Trust
100.0% - PRI Solar Gardens LP
100.0% - Potentia Renewables 17 GP Inc.
100.0% - Potentia Renewables 17 Limited Partnership
100.0% - SunE Newboro 4 LP
100.0% - SunE Welland Ridge LP
50.0% - SunE Sky Erie Ridge LP
75.0% - Truro Heights Wind LP
75.0% - Pockwock Wind LP
100.0% - PR Development GP Inc.
100.0% - PR Development Limited Partnership
100.0% - Potentia Reneawables 18 GP Inc.
100.0% - Potentia Renewables 18 Limited Partnership
100.0% - BrightRoof IP Ltd.
100/0% - BrightRoof GP Inc.
99.0% - BrightRoof II GP Inc.
100.0% - BrightRoof Solar Limited Partnership
49.9% - Metis Nation of Ontario – BrightRoof Solar Limited Partnership
49.0% - JCM Solar G.P.1 Ltd.
49.0% - Maxim Solar Power Corporation
49.9% - Tendors GP 1 Ltd.
40.9% - GSC RP 1 LP
49.9% - GSC RP 5 LP
49.9% - GSC 6 LP
100.0% - 2886075 Ontario Inc.
100.0% - PSEIP Canada Feeder Fund I LP
100.0% - Power Sustainable Energy Infrastructure US I Inc. (Delaware)
100.0% - PSEIP Carry Canada GP Inc.
100.0% - PSEIP Carry Canada LP
100.0% - PSEIP Carry Holding US LP
100.0% - PSEIP Carry US Inc. (Delaware)
100.0% - PSEIP Carry US GP Inc. (Delaware)
100.0% - PSEIP Carry US LP
100.0% - Power Pacific Investment Management Inc.

100.0% - Power Pacific China A-Shares Core Strategy GP Inc.
100.0% - Power Pacific China A-Shares Core Strategy LP
100.0% - Power Pacific Investment Management (Ireland) Limited
100.0% - Power Pacific Opportunity Funds ICAV
100.0% - Power Pacific China A-Shares Core Strategy (US) GP LLC (Delaware)
100.0% - Power Pacific China A-Shares Core Strategy (US) Fund LP (Delaware)
100.0% - Power Sustanable (Shanghai) Investment Management Co., Ltd.
4.778% - Bellus Health Inc.
25.0% (voting) - 9314-0093 Québec Inc. (formerly Club de Hockey Les Remparts de Québec Inc.)
100.0% - Power Energy Corporation
100.0% - Potentia Renewables Inc.
100.0% - PR International Holdings Corp.
35.0% - Power Sustainable Energy Infrastructure US Fund I LP
100.0% - Stirling Wind Project Ltd.
100.0% - Stirling Wind Project LP
75.0% - Stirling Renewable Energry Limited Partnership
100.0% - Emerald Solar Energy, SRL
50.0% - Soluciones de Energoa Alterna, S.L.
100.0% - Jenner Sponsor LP
100.0% - Jenner 1 Limited Partnership
100.0% - Jenner 2 Limited Partnership
100.0% - Jenner 3 Limited Partnership
100.0% - Potentia Renewables US Holdings Corp. f/k/a Potentia Solar Holdins Corp
100.0% - Musselshell Wind Holdings, LLC
100.0% - Musselshell Wind Project, LLC
100.0% - Musselshell Wind Project Two, LLC
100.0% - Potentia Solar Holdings II Limited Partnership
100.0% Potentia Solar Holdings Limited Partnership
100.0% - Schooltop Solar Limited Partnership
100.0% - TSPS (Portfolio 1) Limited Partnership
100.0% - TSPS (Portfolio 2) Limited Partnership
85.0% - Reliant First Nation Limited Partnership
100.0% - PSI Solar Finance 1 Limited Partnership
100.0% - MOM Solar Limited Partnership
100.0% - MOM Guarantor Limited Partnership
100.0% - MOM V Limited Partnership
100.0% - OSPS (002281 – 150 Abbeyhill) Limited Partnership
100.0% - OSPS (002273 – 3673 McBean) Limited Partnership
100.0% - OSPS (002334 – 159 Lorry Greenberg) Limited Partnership
100.0% - Potentia Solar 5 Limited Partnership
100.0% - Potentia Solar 6 Limited Partnership
100.0% - Potentia Solar 7 Limited Partnership
100.0% - Potentia Solar 9 Limited Partnership
100.0% - Potentia Solar 10 Limited Partnership
100.0% - Potentia Solar 11 Limited Partnership
100.0% - Potentia Solar 12 Limited Partnership
100.0% - Potentia Solar 14 Limited Partnership

100.0% - PSI Construction Agent 2 Limited Partnership
100.0% - PSI Construction Agent 4 Limited Partnership
100.0% - PRI Construction Limited Partnership
100.0% - PRI Consulting Limited Partnership
100.0% - PSI Solar Finance (FIT 4) Limited Partnership
100.0% - PSI Finance 13 Limited Partnership
100.0% - Reliant First Nation GP Inc.
100.0% - Reliant (No. 1) Solar Holdings Inc.
100.0% - Metasolar Consultants Inc.
100.0% - Potentia Energy Limited Partnership
100.0% - Potentia Solar Holdings GP Inc.
100.0% - PRI Construction Agent 2 GP Inc.
100.0% - PRI Construction Agent 4 GP Inc.
100.0% - PRI Consulting GP Inc.
100.0% - PSI Solar Finance (FIT 4) GP Inc.
100.0% - Potentia Solar 9 GP Inc.
100.0% - Potentia Solar 10 GP Inc.
100.0% - Potentia Solar 11 GP Inc.
100.0% - Potentia Solar 12 GP Inc.
100.0% - PSI Finance 13 GP Inc.
100.0% - Potentia Energy GP Inc.
100.0% - PSI Solar Finance 1 GP Inc.
100.0% - 2323953 Ontario Inc.
100.0% - MOM Guarantor GP Inc.
100.0% - MOM Solar GP Inc.
100.0% - PSI Solar Finance 5 GP Inc.
100.0% - Potentia Solar 5 GP Inc.
100.0% - Potentia Solar 6 GP Inc.
100.0% - Potentia Solar 7 GP Inc.
100.0% - MSPC V General Partner Inc.
100.0% - PSI Solar Finance 14 GP Inc.
100.0% - Potentia Solar 14 GP Inc.
100.0% - AS GP Inc.
100.0% - TSPS (Portfolio 1) GP Inc.
100.0% - TSPS (Portfolio 2) GP Inc..
100.0% - PSI Construction Agent 4 GP Inc.
100.0% - Solarize Holdings GP Inc.
100.0% - Solarize Services GP Inc.
100.0% - GS 2013 GP Inc.
100.0% - SE 2011 GP Inc.
100.0% - QS1 2012 GP Inc.
100.0% - QS4 2012 GP Inc.
100.0% - QS15 2012 GP Inc.
100.0% - SE 2012 GP Inc.
100.0% - SE2 2013 GP Inc.
100.0% - SE5 2013 GP Inc.
100.0% - SE9 2013 GP Inc.

100.0% - Solarize Financial 2015 GP Inc.
100.0% - Solexica Energy GP5 Inc.
100.0% - ME3 2012 GP Inc.
100.0% - ME10 2012 GP Inc.
100.0% - ME11 2012 GP Inc.
100.0% - Solarize Holdings LP
100.0% - Solarize Services LP
100.0% - SE 2011 LP
100.0% - GS 2013 LP
100.0% - SE7 2013 GP Inc.
49.98% - QS1 2012 LP
49.985% - QS4 2012 LP
49.985% - QS15 2012 LP
49.99% - SE 2012 LP
49.99% - SE2 2013 LP
49.99% - SE 5 2013 LP
40.0% - SE7 2013 LP
80.0% - SE9 2013 LP
100.0% - Solarize Financial 2015 LP
49.99%- ME3 2012 LP
42.5% - ME10 2012 LP (42.5% Potentia Reneables Inc.)
49.99% - ME11 2012 LP
99.99% - Solexica Energy LP
85.0% - Solexica Solar Brampton GP
100.0% - Potentia Renewable Developments, LLC
100.0% - Golden Sounth Wind GP Inc.
100.0% - Golden South Wind LP
100.0% - Potentia NB GP Inc.
100.0% - Potentia NB LP
50.0% - Pokeshaw Windfarm Limited Partnership
100.0% - Power Energy Corporation US
100.0% - Nautilus Solar Energy, LLC
100.0% - Nautilus Solar Solutions, LLC
100.0% - Nautilus Solar Canada Inc.
100.0% - Nautilus Seller 2020
100.0% - ISM Solar Cranston
100.0% - Clifton Park Solar 1, LLC
100.0% - Clifton Park Solar 2, LLC
100.0% - Hamlin Solar 1, LLC
100.0% - P52ES Raphel Rd Community Solar, LLC
100.0% - Bulldog Solar One LLC
100.0% - Mason Solar One,LLC
100.0% - Pittman Solar One LLC
100.0% - Hostetter Solar One, LLC
100.0% - Burns Solar One LLC
100.0% - Lowry CSG 2, LLC
100.0% - Paynesville CSG 1, LLC

100.0% - Plato CSG, LLC
35.0% - Power Sustainable Energy Infrastructure US Fund II LP
100.0% - Nautilus US Power Holdco, LLC
100.0% Nautilus Sponsor Member 2021 LLC
100.0% Sponsor Membership Interests - Nautilus Owner 2021, LLC
100.0% - Nautilus Owner 2021 (King) LLC
100.0% - Nautilus Sponsor Member, 2020 LLC
40.0% - Nautilus Owner 2020, LLC
100.0% - Nautilus Owner 2020 (Beacon) LLC
100.0% - Nautilus Owner 2021 (King) LLC
100.0% - Hazelnut Solar, LLC
100.0% - NPF Solar, LLC
100.0% - NSE Beacon Solar, LLC
100.0% - NSE Camber Solar PS13 LLC
100.0% - NSE Camber Solar PS12, LLC
100.0% - NSE Camber Solar PS11 LLC
100.0% - NSE Camber Solar PS6 LLC
100.0% - NSE Camber Solar PS5 LLC
100.0% - NSE Camber BH CSG2, LLC
100.0% - Mtn Solar 6 LLC
100.0% - Nautilus Castle Solar, LLC
100.0% - NSE CroakerRenewables Inc.
100.0% - Bright Oak Solar LLC
100.0% - River Valley Solar LLC
100.0% - Fryeburg Solar. LLC
100.0% - Sanford Solar LLC
100.0% - Wells Solar LLC
100.0% - NSE Wixon Solar LLC
100.0% - NSE Mattacheese Solar LLC
100.0% - NSE Barnstable HS Solar LLC
100.0% - NSE Cape Cod Solar IV, LLC
100.0% - NSE Duxbury Solar, LLC
100.0% - NSE Solar #1032, LLC
100.0% - Renew Solar RI Exeter Ten LLC
100.0% - Renew Solar RI Exeter Mail LLC
100.0% - Renew Solar RI Hanton City LLC
100.0% - Renew Solar RI Ashaway LLC
100.0% - Renew Solar RI NEM LLC
100.0% - Kirby Road Solar LLC
100.0% - Islander Solar, LLC
100.0% - Solar Club 35, LLC
100.0% - Solar Club 15, LLC
100.0% - Solar Club 20, LLC
100.0% - Solar Club 23 LLC
100.0% - Solar Club 28 LLC
100.0% - Red Wing Solar 3 LLC
100.0% - Solar Club 30 LLC

100.0% - Solar Club 10 LLC
100.0% - NSE Sackets Solar, LLC
100.0% - Tiffany Energy LLC
100.0% - P52ES 1755 Henryton Rd Phase 2, LLC
100.0% - Sturgeon Solar Gray, LLC
100.0% - ISM Solar Town House, LLC
100.0% - ISM Solar Quarry, LLC
100.0% - Lion One, LLC
100.0% - Bear One, LLC
100.0% - Maverick One, LLC
100.0% - Indian One, LLC
100.0% - Mustang One, LLC
100.0% - Hanover Pike Solar, LLC
100.0% - Nautilus Helios Solar Torsk, LLC
100.0% - Chesapeake Energy One, LLC
100.0% - Pivot Solar 1, LLC
100.0% - Pivot Solar 2, LLC
100.0% - Pivot Solar 3, LLC
100.0% - Pivot Solar 4, LLC
100.0% - Pivot Solar 7, LLC
100.0% - Pivot Solar 8, LLC
100.0% - Pivot Solar 14, LLC
100.0% - Pivot Solar 15, LLC
100.0% - BD Solar Oakland, LLC
100.0% - BD Solar North Bridgton, LLC
100.0% - BD Solar Brewer LLC
100.0% - Meeting House Solar LLC
100.0% - West Deming Solar Project, LLC
100.0% - NSE AT01, LLC
100.0% - NSE FA01 LLC
100.0% - Sabattus SB01, LLC
100.0% - Washington WS03, LLC
100.0% – NS Belle Mead, LLC [100.0% of Class B Membership Interests]
100.0% - NSE KAM MM Holdco, LLC
100.0% Virgo KAM Holdco, LLC (class B units)
100.0% - Lindstrom Solar LLC
100.0% - Saint Cloud Solar LLC
100.0% - Winsted Solar LLC
100.0% - VH Holdco I, LLC
100.0% - VH WB Holdco LLC (class B units)
100.0% - VH West Brookfield LLC
100.0% - VH Lordsburg Holdco, LLC
100.0% - Nautilus Solar Lordsburg, LLC
100.0% – VH Salem Holdco, LLC
100.0% - NS Salem Community College, LLC
100.0% - VH Kilroy Holdco, LLC
100.0% - VH Kilroy Solar, LLC

100.0% - VH BHA Holdco, LLC
100.0% - GES Megafourteen LLC
100.0% - Nautilus Solar Construction Holdco, LLC
100.0% - Bright Hill Solar LLC
100.0% - Bright Field Solar LLC
100.0% - P52ES 1755 Henryton Rd Phase I LLC
100.0% - Brooten CSG 1 LLC
100.0% - Buffalo Lake CSG 1 LLC
100.0% - Sacred Heart CSG 1 LLC
100.0% - Stewart CSG 1 LLC
100.0% - Nautilus Helios Solar Blackpoint, LLC
100.0% - TPE King Solar Holdings1, LLC
100.0% - TPE King Solar Holdings2, LLC
100.0% - Nautilus Solar Term Holdco LLC
100.0% - NSE Goat Island MM Holdco, LLC
1.0% Virgo Goat Island Holdco, LLC
100.0% Nautilus Goat Island Solar, LLC
100.0% - Nautilus Hopkins Hill MM Holdco LLC
1.0% Hopkins Hill Solar Lessee LLC
10.0% - Hopkins Hill Solar Lessor Holdco LLC (90% Nautilus Hopkins Hill MM Holdco LLC)
100.0% - TPE Hopkins Solar Holdings1, LLC
100.0% - Nautilus Mayflower Holdco, LLC
100.0% - FFP Fund II Member1, LLC
100.0% - FFP Fund II Partnership1, LLC (Class B)
100.0% - Hollygrove Solar LLC
100.0% - Howland Solar LLC
100.0% - Pearl Solar LLC
100.0% - Pearl Solar II LLC
100.0% - FFP Schagticoke Project 1
100.0% - FFP Schenectady Project 1 LLC
100.0% - FFP Watertown Project 1 LLC
100.0% - FFP Guilderland Project 1 LLC
100.0% - Aegis Solar LLC
100.0% - FFP Fund II Partnership2, LLC (Class B units)
100.0% - FFP Bethlehem Project 1 LLC
100.0% - FFP BTC2 Project LLC
100.0% - Strauss Solar LLC
100.0% - Dover Solar LLC
100.0% - Ellsworth Solar LLC
100.0% - Ellsworth Solar II LLC
100.0% - Frog Hollow Solar LLC
100.0% - Howell Solar LLC
100.0% - FFP Owings Mills Project 1 LLC
100.0% - FFP Snow Hill Project 1 LLC
100.0% - FFP PGC18 Project LLC
100.0% - FFP Solar Holdings LLC

54.43% - LMPG Inc.
100.0% - Lumenpulse Lighting Corp.
100.0% - Sternberg Lanterns, Inc.
100.0% - Exenia s.r.l.
80.0% - CD/M2 Lightworks Corp
100.0% - Lumenpulse UK Limited
100.0% - Lumenpulse Alphaled Limited
35.42% - The Lion Electric Company
H.
Other PFC Companies
Power Financial Corporation
100.0% - 4400003 Canada Inc.
100.0% - 3411893 Canada Inc.
100.0% - 3439453 Canada Inc.
100.0% - 11249207 Canada Inc.
100.0% - PFC Ventures Inc.
100.0% - 9194649 Canada Inc.
100.0% - Springboard 2021 GP Inc.
100.0% - Springboard L.P.
56.50% - Wealthsimple Financial Corp. (54.80% equity)
100.0% - Wealthsimple Inc.
100.0% - Wealthsimple Advisor Services Inc.
100.0% - Canadian ShareOwner Investments Inc.
100.0% - Wealthsimple Technologies Inc.
100.0% - Wealthsimple US, Ltd.
50.01% - Wealthsimple Europe S.a.r.l (44.20% equity)
100.0% - Wealthsimple UK Ltd.
100.0% - Wealthsimple GmbH
100.0% - Wealthsimple Technologies Europe Ltd
100.0% - SimpleTax Software Inc.
100.0% - Wealthsimple Payments Inc.
100.0% - Wealthsimple Digital Assets. Inc.
100.0% - Wealthsimple Media Inc.
100.0% - OrderUp Technologies Inc.
100.0% - Springboard II LP
16.4743% - Koho Financial Inc.
I.
Sagard Holdings & Portag3
Power Corporation of Canada
66.649% - Great-West Lifeco Inc. (65% in voting)
8.47% - Sagard Holdings Management Inc.
100.0% - Sagard Holdings Participation Inc.
100.0% - Sagard Holdings Inc.
78.63% - Sagard Holdings Management Inc.
100.0% - GWL Realty Advisors U.S. Inc.

100.0% - EverWest Property Services, LLC
100.0% - EverWest Property Services of Arizona, LLC
100.0% - EverWest Advisors LLC
100.0% - EverWest Advisors AZ, LLC
100.0% - EW Manager, LLC
100.0% - EverWest Real Estate Investors, LLC
100.0% - Sagard Capital Partners Management Corp.
100.0% - Sagard Holdings Manager GP Inc.
100.0% - Sagard Holdings Manager LP
100.0% - Sagard Holdings Wealth LP
64.2% - Grayhawk Investment Strategies Inc. (48.1% fully diluted equity)
100.0% - Sagard Foundry Participation LP
100.0% - P3 Ventures Participation LP
100.0% - SHRP Participation LP
100.0% - Sagard Partner Pool LP
100.0% - Sagard Europe Participation LP
100.0% - P3 Ventures 2021 Participation LP
100.0% - Sagard S.A.S.
100.0% - Sagard EMD Inc.
100.0% - Sagard Credit Partners GP, Inc.
100.0% - Sagard Credit Partners, LP
100.0% - Sagard Credit Fund
100.0% - Sagard Credit Partners II GP, Inc.
100.0% - Sagard Credit Partners II, LP
100.0% - Sagard Credit Partners II Carried Interest, LP
100.0% - Sagard Credit Partners (Cayman) GP, Inc.
100.0% - Sagard Credit Partners (Cayman), LP
100.0% - Sagard Credit Fund (Cayman)
100.0% - Sagard Credit Partners (Lone Star), LP
100.0% - Sagard Credit Partners II (Cayman) GP, LLC
100.0% - Sagard Credit Partners II (Cayman), LP
100.0% - Sagard Healthcare Royalty Partners GP LLC
100.0% - Sagard Healthcare Royalty Partners, LP
100.0% - Sagard Healthcare Royalty Fund
100.0% - Portag3 Ventures GP Inc.
100.0% - Portag3 Ventures Participation ULC
100.0% - Portag3 Ventures Participation Inc.
100.0% - Portag3 Ventures Participation US LP
100.0% - Portag3 Ventures II Affiliates GP Inc.
100.0% - Portag3 Ventures II Affiliates LP
100.0% - Portag3 Ventures LP
100.0% - Portag3 International Investments Inc.
1.15% - Albert Corporation
0.85% - Clark (FL Fintech E GmbH)
13.75% - Borrowell Inc.
35.17% - Diagram Ventures Limited Partnership
1.41% - Nesto Inc.

100.0% - Portag3 Ventures II GP Inc.
100.0% - Portage3 Ventures II LP
100.0% - Portag3 Ventures II Investments LP
100.0% - Portag3 Ventures II International Investments Inc.
12.66% - Albert Corporation
31.6573% - Koho Financial Inc.
14.94% - Clark (FL Fintech E GmbH)
13.20% - Socotra Inc.
16.99% - Fondeadora Inc.
15.47% - AlpacaDB, Inc.
19.90% - Pledg SAS
17.02% - Rose Technology Incorporated
15.80% - AtomicFI, Inc.
18.65% - Choosing Therapy Inc.
32.88% - Diagram Ventures Limited Partnership
63.63% - Diagram Ventures II Limited Partnership
12.89% - Conquest Planning Inc.
9.12% - integrate AI Inc.
17.40% - Boosted.ai
14.04% - Hellas Direct
2.26% - 1235304 Canada Inc.
100.0% - Portag3 Ventures II International LP
100.0% - Portag3 Ventures II International (FI) LP
100.0% - Portag3 Ventures II Carried Interest LP
100.0% - Portag3 Ventures II Carried Interest US LP
100.0% - Portag3 Ventures Fund II
100.0% - Portage Ventures III GP Inc.
100.0% - Portage Ventures III Carried Interest LP
100.0% - Portage Ventures Fund III
100.0% - Portage Ventures III International LP
100.0% - Portage Ventures III Investments LP
16.99% - 12835304 Canada Inc.
10.90% - Covey IO Corp.
12.00% - GuarantR, Inc.
11.88% - KikOff Inc.
14.84% - Nesto Inc.
12.77% - HeyMirza Ltd.
13.59% - Listo S.A.S.
9.80% - Wealthier Pty Ltd.
11.11% - Modular Technologies OU
100.0% - Portage Ventures III Access Fund LP
100.0% - PFTA I GP Inc.
100.0% - PFTA I LP
100.0% - Sagard PFTA Agregator LP
50.0% - Diagram Ventures GP Inc.
100.0% - Diagram Ventures, LP
50.0% - Diagram Ventures II GP Inc.

100.0% - Diagram Ventures II LP
50.0% - Diagram Opportunity GP Inc.
100.0% - Diagram Opportunity Fund Carried Interest LP
100.0% - Diagram Opportunity Fund I LP
100.0% - Springboard III GP Inc.
100.0% - Springboard III LP
100.0% - Sagard Credit Partners Carried Interest GP Inc.
100.0% - Sagard Credit Partners Carried Interest LP
100.0% - Sagard Capital Partners GP, Inc.
100.0% - Sagard Capital Partners, L.P.
96.0% - 1069759 B.C. Unlimited Liability Company
91.6% - Integrated Fertility Holding, LLC
100.0% - Spadina GP Inc.
100.0% - Spadina Participation LP
100.0% - Spadina LP
3.77% - Wealthsimple Financial Corp. (2.67% equity)
100.0% - Sagard PE Canada GP Inc.
100.0% - Sagard Private Equity Canada LP
59.0% - SPEC Walter GP Inc.
100.0% - SPEC Walter LP
36.7% - Sagard USRE Inc.
50.0% - Outremont Technologies Inc. (41.75% economic shares)
100.0% - Outremont Technologies Manager Ltd.
100.0% - Outremont Technologies Special L.P.
100.0% - Outremont Technologies GP Ltd.
100.0% - Sagard USPF Inc
63.3% - Sagard USRE Inc.
4.0% - 1069759 B.C. Unlimited Liability Company
50.0% - Peak Achievement Athletics Inc. (42.58% equity)
100.0% - 10094439 Canada Inc.
100.0% - 10094455 Canada Inc.
100.0% - Limited Partnership Interests in Peak Management Participation LP
100.0% - 1167410 B.C. Unlimited Liability Company
100.0% - General Partnership Interests in Peak Management Participation LP
100.0% - Limited Partnership Interests in Peak Holdings LP
100.0% - 1167387 B.C. Unlimited Liability Company
100.0% - General Partnership Interests in Peak Holdings LP
100.0% - Bauer Hockey Ltd.
100.0% - Bauer Hockey AB
100.0% - Bauer Hockey GmbH
100.0% - Bauer Hockey (Beijing) Trading Limited
100.0% - Jacmal BV
100.0% - ProSharp AB (Sweden)
100.0% - ProSharp Inc. (NB, CA)
100.0% - ProSharp Inc. (DE, US)
100.0% - BCE Acquisitions US, Inc.
100.0% - Bauer Innovations US, LLC

100.0% - Bauer Hockey LLC
100.0% - Cascade Maverik Lacrosse, LLC
100.0% - Bauer Hockey Retail, LLC
28.1% - Rawlings Sporting Goods Company Inc.

Item 30. Indemnification
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Provisions exist under the Colorado Business Corporation Act and the Bylaws of Great-West whereby Great-West may indemnify a director, officer or controlling person of Great-West against liabilities arising under the Securities Act of 1933. The following excerpts contain the substance of these provisions:
Colorado Business Corporation Act
Article 109 – INDEMNIFICATION
Section 7-109-101. Definitions.
As used in this article 109:
(1)
“Corporation” includes any domestic or foreign entity that is a predecessor of a corporation by reason of a merger or other transaction in which the predecessor’s existence ceased upon consummation of the transaction.

(2)
“Director” means an individual who is or was a director of a corporation or an individual who, while a director of a corporation, is or was serving at the corporation's request as a director, an officer, an agent, an associate, an employee, a fiduciary, a manager, a member, a partner, a promoter, or a trustee of, or in any other capacity with, another person or an employee benefit plan. A director is considered to be serving an employee benefit plan at the corporation's request if the director's duties to the corporation also impose duties on, or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. “Director” includes, unless the context requires otherwise, the estate or personal representative of a deceased director.

(3)	“Expenses” includes counsel fees.
(4)
“Liability” means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.

(5)
“Official capacity” means, when used with respect to a director, the office of director in a corporation and, when used with respect to a person other than a director as contemplated in section 7-109-107, the office in a corporation held by the officer or the employment, fiduciary, or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation. “Official capacity” does not include service for any other domestic or foreign corporation or other person or employee benefit plan.

(6)	“Party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.
(7)	“Proceeding” means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative and whether formal or informal.
Section 7-109-102. Authority to indemnify directors.
(1)
Except as provided in subsection (4) of this section, a corporation may indemnify an individual made a party to a proceeding, because the individual is or was a director, against liability incurred in the proceeding if:

	(a)	The individual's conduct was in good faith; and
	(b)	The individual reasonably believed:

		(I)	In the case of conduct in an official capacity with the corporation, that the conduct was in the corporation's best interests; and
		(II)	In all other cases, that the conduct was at least not opposed to the corporation's best interests; and
	(c)	In the case of any criminal proceeding, the individual had no reasonable cause to believe the individual's conduct was unlawful.
(2)
A director’s conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirement of subparagraph (II) of paragraph (b) of subsection (1) of this section. A director’s conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of paragraph (a) of subsection (1) of this section.

(3)
The termination of a proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent does not, of itself, create a presumption that the director did not meet the relevant standard of conduct described in this section.

(4)	A corporation may not indemnify a director under this section:
(a)
In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation except for reasonable expenses incurred in connection with the proceeding if it is determined that the director has met the relevant standard of conduct under subsection (1) of this section; or

(b)
In connection with any other proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that the director derived an improper personal benefit.

(5)	Indemnification permitted under this section in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.
Section 7-109-103. Mandatory Indemnification of Directors.
Unless limited by its articles of incorporation, a corporation shall indemnify an individual who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the individual was a party because the individual is or was a director, against reasonable expenses incurred by the individual in connection with the proceeding.
Section 7-109-104. Advance of Expenses to Directors.
(1)	A corporation may, before final disposition of a proceeding, pay for or reimburse the reasonable expenses incurred by an individual who is a party to a proceeding because that person is a director if:
	(a)	The director delivers to the corporation a written affirmation of the director's good faith belief that;
		(I)	The director has met the relevant standard of conduct described in section 7-109-102; or
		(II)	The proceeding involves conduct for which liability has been eliminated under a provision in the articles of incorporation as authorized by section 7-102-102(2)(d); and
(b)
The director delivers to the corporation a written undertaking, executed personally or on the director's behalf, to repay any funds advanced if the director is not entitled to mandatory indemnification under section 7-109-103 and it is ultimately determined under section 7-109-105 or 7-109-106 that the director has not met the relevant standard of conduct described in section 7-109-102.

(2)
The undertaking required by subsection (1)(b) of this section is an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make repayment.

(3)	Authorizations of payments under this section shall be made in the manner specified in section 7-109-106.

Section 7-109-105. Court-Ordered Indemnification of Directors.
(1)
Unless otherwise provided in the articles of incorporation, a director who is or was a party to a proceeding may apply for indemnification or an advance of expenses to the court conducting the proceeding or to another court of competent jurisdiction. After receipt of an application and after giving any notice the court considers necessary, the court may order indemnification or an advance of expenses in the following manner:

(a)
If it determines that the director is entitled to mandatory indemnification under section 7-109-103, the court shall order indemnification, in which case the court shall also order the corporation to pay the director's reasonable expenses incurred to obtain court-ordered indemnification.

(b)
If it determines that the director is entitled to indemnification or an advance of expenses under section 7-
109-109(1), the court shall order indemnification or an advance of expenses, as applicable, in which case the court shall also order the corporation to pay the director's reasonable expenses incurred to obtain court-
ordered indemnification or advance of expenses.

(c)
If it determines that the director is fairly and reasonably entitled to indemnification or an advance of expenses in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in section 7-109-102(1), failed to comply with section 7-109-104, or was adjudged liable in the circumstances described in section 7-109-102(4), the court may order such indemnification or advance of expenses as the court deems proper; except that the indemnification with respect to any proceeding in which liability has been adjudged in the circumstances described in section 7-109-102(4) is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

Section 7-109-106. Determination and Authorization of Indemnification of Directors.
(1)
A corporation may not indemnify a director under section 7-109-102 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in section 7-109-102. A corporation shall not advance expenses to a director under section 7-109-104 unless authorized in the specific case after the written affirmation and undertaking required by section 7-109-104(1)(a) and (1)(b) are received.

(2)	The determinations required by subsection (1) of this section must be made:
(a)
If there are two or more disinterested directors, by the board of directors by a majority vote of all the disinterested directors, a majority of whom constitute a quorum for this purpose, or by a majority vote of a committee of the board of directors appointed by such a vote, which committee consists of two or more disinterested directors;

(b)
By independent legal counsel selected in the manner specified in subsection (2)(a) of this section or, if there are fewer than two disinterested directors, by independent legal counsel selected by a majority vote of the full board of directors; or

	(c)	By the shareholders, but shares owned by or voted under the control of a director who at the time is not a disinterested director may not be voted on the determination.
(3)
Authorization of indemnification and an advance of expenses must be made in the same manner as the determination that indemnification or an advance of expenses is permissible; except that, if the determination that indemnification or an advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and an advance of expenses must be made by the body that selected the counsel.

Section 7-109-107. Indemnification of Officers, Employees, Fiduciaries, and Agents.
(1)
An officer is entitled to mandatory indemnification or an advance of expenses under section 7-109-103, and is entitled to apply for court-ordered indemnification or an advance of expenses under section 7-109-105, in each case to the same extent as a director.

(2)	A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as to a director.
(3)
A corporation may also indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to such further extent as may be provided for by its articles of incorporation, bylaws, general or specific action of its board of directors or shareholders, or contract. This subsection (3) applies to an officer who is also a director if the basis on which the officer is made a party to the proceeding is an act or omission solely as an officer.

Section 7-109-108. Insurance.
A corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation, or who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, agent, associate, employee, fiduciary, manager, member, partner, promoter, or trustee of, or in any other capacity with, another person or an employee benefit plan, against liability asserted against or incurred by the person in that capacity or arising from the person's status as a director, officer, employee, fiduciary, or agent, whether or not the corporation would have power to indemnify the person against the same liability under section 7-109-102, 7-109-103, or 7-109-107. Any such insurance may be procured from any insurance company designated by the board of directors, whether the insurance company is formed under the law of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.
Section 7-109-109. Variation by corporate action.
(1)
A corporation may, by a provision in its articles of incorporation or bylaws or in a resolution adopted or a contract approved by its board of directors or shareholders, obligate itself in advance of the act or omission giving rise to a proceeding to provide indemnification in accordance with section 7-109-102 or advance funds to pay for or reimburse expenses in accordance with section 7-109-104. Such an obligatory provision;

	(a)	Satisfies the requirements for authorization, but not determination, referred to in section 7-109-106.
(b)
That obligates the corporation to provide indemnification to the fullest extent permitted by law obligates the corporation to advance funds to pay for or reimburse expenses in accordance with section 7-109-104 to the fullest extent permitted by law, unless the provision specifically provides otherwise.

(2)
A right of indemnification or to advances of expenses created by this article 109 or under subsection (1) of this section and in effect at the time of an act or omission must not be eliminated or impaired with respect to the act or omission by an amendment of the articles of incorporation or bylaws or a resolution of the board of directors or shareholders, adopted after the occurrence of the act or omission, unless, in the case of a right created under subsection (1) of this section, the provision creating the right and in effect at the time of the act or omission explicitly authorizes the elimination or impairment after the act or omission has occurred.

(3)
A provision specified in subsection (1) of this section does not obligate the corporation to indemnify or advance expenses to a director of a predecessor of the corporation pertaining to conduct with respect to the predecessor, unless otherwise specifically provided. A provision for indemnification or an advance of expenses in the articles of incorporation, bylaws, or a resolution of the board of directors or shareholders of a predecessor of the corporation in a merger or in a contract to which the predecessor is a party, existing at the time the merger takes effect, is governed by section 7-90-204(1).

(4)
Subject to subsection (2) of this section, a corporation may, by a provision in its articles of incorporation, limit any of the rights to indemnification or an advance of expenses created by or pursuant to this article 109.

(5)
Sections 7-109-101 to 7-109-108 do not limit a corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

Section 7-109-110. Notice to Shareholders of Indemnification of Director.
If a corporation indemnifies or advances expenses to a director under this article in connection with a proceeding by or in the right of the corporation, the corporation shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders' meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.
Bylaws of Great-West
Article IV. Indemnification
SECTION 1. In this Article, the following terms shall have the following meanings:
(a)
“expenses” means reasonable expenses incurred in a proceeding, including expenses of investigation and preparation, expenses in connection with an appearance as a witness, and fees and disbursement of counsel, accountants or other experts;

(b)	“liability” means an obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty or fine;
(c)	“party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding;
(d)	“proceeding” means any threatened, pending or completed action, suit, or proceeding whether civil, criminal, administrative or investigative, and whether formal or informal.
SECTION 2. Subject to applicable law, if any person who is or was a director, officer or employee of the corporation is made a party to a proceeding because the person is or was a director, officer or employee of the corporation, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if, with respect to the matter(s) giving rise to the proceeding:
(a)	the person conducted himself or herself in good faith; and
(b)	the person reasonably believed that his or her conduct was in the corporation’s best interests; and
(c)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and
(d)	if the person is or was an employee of the corporation, the person acted in the ordinary course of the person’s employment with the corporation.
SECTION 3. Subject to applicable law, if any person who is or was serving as a director, officer, trustee or employee of another company or entity at the request of the corporation is made a party to a proceeding because the person is or was serving as a director, officer, trustee or employee of the other company or entity, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if:
(a)
the person is or was appointed to serve at the request of the corporation as a director, officer, trustee or employee of the other company or entity in accordance with Indemnification Procedures approved by the
Board of Directors of the corporation; and

(b)	with respect to the matter(s) giving rise to the proceeding:
	(i)	the person conducted himself or herself in good faith; and
(ii)
the person reasonably believed that his or her conduct was at least not opposed to the corporation’s best interests (in the case of a trustee of one of the corporation’s staff benefits plans, this means that the person’s conduct was for a purpose the person reasonably believed to be in the interests of the plan participants); and

(iii)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and
(iv)	if the person is or was an employee of the other company or entity, the person acted in the ordinary course of the person’s employment with the other company or entity.
Item 31. Principal Underwriter
(a)
GWFS Equities, Inc. (“GWFS”) is the distributor of securities of the Registrant. Including the Registrant,
GWFS serves as distributor or principal underwriter for Great-West Funds, Inc., an open-end management investment company, FutureFunds Series Account of GWL&A, Retirement Plan Series Account of
GWL&A, Variable Annuity-8 Series Account of GWL&A and Variable Annuity-8 Series Account of
GWL&A of New York.

(b)	Directors and Officers of GWFS:

Name	Principal Business Address	Positions and Offices with Underwriter
C.E. Waddell	8515 East Orchard Road Greenwood Village, CO 80111	Chair, President, and Chief Executive Officer
S.E. Jenks	8515 East Orchard Road Greenwood Village, CO 80111	Director and Executive Vice President
R.H. Linton, Jr.	8515 East Orchard Road Greenwood Village, CO 80111	Director and Executive Vice President
W.J. McDermott	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
D.A. Morrison	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
J.M. Smolen	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
R.L. Logsdon	8515 East Orchard Road Greenwood Village, CO 80111	Vice President, Counsel, and Secretary
R.M. Mattie	8515 East Orchard Road Greenwood Village, CO 80111	FIN OP Principal, Principal Financial Officer, Principal Operations Officer, Vice President and Treasurer
K.I. Schindler	8515 East Orchard Road Greenwood Village, CO 80111	Chief Compliance Officer
M.J. Kavanagh	8515 East Orchard Road Greenwood Village, CO 80111	Associate Chief Compliance Officer
B.R. Hudson	8515 East Orchard Road Greenwood Village, CO 80111	Associate General Counsel and Assistant Secretary

(c)	Commissions and other compensation received by Principal Underwriter, directly or indirectly, from the Registrant during Registrant’s last fiscal year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
GWFS	-0-	-0-	-0-	-0-

Item 32. Location of Accounts and Records
All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through the Depositor, 8515 East Orchard Road, Greenwood Village, Colorado 80111.
Item 33. Management Services
Not Applicable.
Item 34. Fee Representation
The Depositor, Great-West Life & Annuity Insurance Company, represents the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Great-West Life & Annuity Insurance Company.
Item 35. Other Undertakings and Representations
Great-West Life & Annuity Insurance Company represents that the no-action letters issued by the staff of the Division of Investment Management of the Securities and Exchange Commission on November 28, 1988, to the American Council of Life Insurance, and on August 30, 2012, to ING Life Insurance Company, are being relied upon, and that the terms of those no-action positions have been complied with.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has caused this Registration Statement to be signed on its behalf, in the City of Greenwood Village, and State of Colorado on this 29th day of April, 2022.
VARIABLE ANNUITY-8 SERIES ACCOUNT (Registrant)
By:	/s/ Edmund F. Murphy III
Edmund F. Murphy III President and Chief Executive Officer of Great- West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (Depositor)
By:	/s/ Edmund F. Murphy III
Edmund F. Murphy III President and Chief Executive Officer
As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ R. Jeffrey Orr	Chairman of the Board	April 29, 2022
R. Jeffrey Orr*
/s/ Edmund F. Murphy III	President and Chief Executive Officer	April 29, 2022
Edmund F. Murphy III*
/s/ Andra S. Bolotin	Executive Vice President, Chief Financial Officer & Principal Accounting Officer	April 29, 2022
Andra S. Bolotin*
/s/ John L. Bernbach	Director	April 29, 2022
John L. Bernbach*
/s/ Robin Bienfait	Director	April 29, 2022
Robin Bienfait*
/s/ Jeff Carney	Director	April 29, 2022
Jeff Carney*
/s/ Marcel R. Coutu	Director	April 29, 2022
Marcel R. Coutu*
/s/ André R. Desmarais	Director	April 29, 2022
André R. Desmarais*
/s/ Paul G. Desmarais, Jr.	Director	April 29, 2022
Paul G. Desmarais, Jr.*

	Signature	Title	Date
	/s/ Gary A. Doer	Director	April 29, 2022
Gary A. Doer*
	/s/ Gregory J. Fleming	Director	April 29, 2022
Gregory J. Fleming*
	/s/ Claude Généreux	Director	April 29, 2022
Claude Généreux*
	/s/ Alain Louvel	Director	April 29, 2022
Alain Louvel*
	/s/ Paula B. Madoff	Director	April 29, 2022
Paula B. Madoff*
	/s/ Paul A. Mahon	Director	April 29, 2022
Paul A. Mahon*
	/s/ Robert L. Reynolds	Director	April 29, 2022
Robert L. Reynolds*
	/s/ T. Timothy Ryan, Jr.	Director	April 29, 2022
T. Timothy Ryan, Jr.*
	/s/ Jerome J. Selitto	Director	April 29, 2022
Jerome J. Selitto*
	/s/ Gregory D. Tretiak	Director	April 29, 2022
Gregory D. Tretiak
	/s/ Brian E. Walsh	Director	April 29, 2022
Brian E. Walsh*

*By:	/s/ Kirsty M. Lieberman	*Attorney-in-fact pursuant to Power of Attorney	April 29, 2022
Kirsty M. Lieberman